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Exhibit 10.25

CREDIT AGREEMENT

Dated as of May 19, 2005

Between

SR TELECOM INC.

as Borrower

and

BNY TRUST COMPANY OF CANADA

as Administrative Agent and Collateral Agent

and

THE LENDERS NAMED HEREIN

as Lenders

TABLE OF CONTENTS

SECTION 1 AMOUNT AND TERMS OF CREDIT FACILITIES		2
1.1	Credit Facilities	2
(1)	Revolving Loans	3
(2)	Reliance on Notices of Revolving Credit Advances	3
(3)	Term Loan	3
1.2	Voluntary Prepayments	3
1.3	Use of Proceeds	3
1.4	Interest	3
(1)	Cash Pay Interest	3
(2)	PIK Interest	4
(3)	PIK Notes	4
(4)	Extension to Next Business Day	4
(5)	Calculations on 360 Day Year	4
(6)	Interest Upon Payment Default	4
(7)	Criminal Rates of Interest	4
(8)	Interest Act	5
1.5	Intentionally Deleted	5
1.6	Intentionally Deleted	5
1.7	Cash Management Systems	5
1.8	Fees	5
1.9	Receipt of Payments	6
1.10	Application and Allocation of Payments and Proceeds	6
1.11	Loan Accounts and Accounting	6
1.12	Indemnity	7
1.13	Taxes	7
1.14	Capital Adequacy; Increased Costs	8
1.15	Secured Loans	9
1.16	Change of Control	9
SECTION 2 CONDITIONS PRECEDENT		9
2.1	Conditions to First Revolving Credit Advance	9
(1)	Credit Agreement; Loan Documents	9
(2)	Original Budget	9
(3)	Restructuring Term Sheet	9
(4)	Repayment of Prior Lender Obligations	9
(5)	Approvals	9
(6)	Payment of Fees	10
(7)	Restructuring Intercreditor Agreement and CTR Facility	10
2.2	Further Conditions to subsequent Revolving Credit Advances	10
2.3	Conditions to Availability of additional Revolving Loan Commitments	11

SECTION 3 REPRESENTATIONS AND WARRANTIES		11
3.1	Corporate Existence; Compliance with Law	11
3.2	Executive Offices; Locations of Collateral	11
3.3	Corporate Power, Authorization, Enforceable Obligations	11
3.4	Financial Statements and Original Budget	12
3.5	Material Adverse Effect	12
3.6	Ownership of Property; Liens	12
3.7	Labour Matters	13
3.8	Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness; Corporate Structure	13
3.9	Government Regulation	13
3.10	Taxes	13
3.11	Canadian Pension and Benefit Plans; Subsidiary Pension Plans	14
3.12	Litigation	14
3.13	Brokers	14
3.14	Intellectual Property	15
3.15	Full Disclosure	15
3.16	Environmental Matters	15
3.17	Insurance	16
3.18	Deposit and Disbursement Accounts	16
3.19	Intentionally Deleted	16
3.20	Customer and Trade Relations	16
3.21	Agreements and Other Documents	16
3.22	Intentionally Deleted	17
3.23	Subordinated Debt	17
SECTION 4 FINANCIAL STATEMENTS AND INFORMATION		17
4.1	Reports and Notices	17
4.2	Intentionally Deleted	17
SECTION 5 AFFIRMATIVE COVENANTS		17
5.1	Maintenance of Existence and Conduct of Business	17
5.2	Payment of Obligations	17
5.3	Books and Records	18
5.4	Insurance; Damage to or Destruction of Collateral	18
5.5	Compliance with Laws	19
5.6	Supplemental Disclosure	19
5.7	Intellectual Property	20
5.8	Environmental Matters	20
5.9	Landlords' Agreements, Mortgagee Agreements and Bailee Letters	20
5.10	Purpose; Budget	21
5.11	Visits and Inspections; Lender Meetings	21
5.12	Further Assurances	21
5.13	Intentionally Deleted	21
5.14	Operating Plan and Financial Covenants	21

SECTION 6 NEGATIVE COVENANTS		22
6.1	Amalgamations, Subsidiaries, Etc.	22
6.2	Investments; Loans and Advances	22
6.3	Indebtedness; Unfunded Pension and Benefit Plan Obligations	22
6.4	Affiliate Transactions and Employee Loans	23
6.5	Capital Structure and Business	23
6.6	Guaranteed Indebtedness	23
6.7	Liens	23
6.8	Sale of Stock and Assets	24
6.9	Financial Covenants	24
6.10	Hazardous Materials	24
6.11	Sale-Leasebacks	24
6.12	Cancellation of Indebtedness	25
6.13	Restricted Payments	25
6.14	Change of Corporate Name or Location; Change of Fiscal Year	25
6.15	No Speculative Transactions	25
6.16	Intentionally Deleted	25
6.17	Changes Related to Subordinated Debt	25
6.18	Intentionally Deleted	25
SECTION 7 TERM		25
7.1	Termination	25
7.2	Survival of Obligations Upon Termination of Financing Arrangements	25
SECTION 8 EVENTS OF DEFAULT: RIGHTS AND REMEDIES		26
8.1	Events of Default	26
8.2	Remedies	27
8.3	Waivers by Borrower	28
SECTION 9 ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENTS		28
9.1	Assignment and Participations	28
9.2	Appointment of Agent	29
9.3	Agent's Reliance, Etc.	30
9.4	Agents Engaging in Business	30
9.5	Lender Credit Decision	31
9.6	Indemnification	31
9.7	Successor Agent	31
9.8	Setoff and Sharing of Payments	32
9.9	Advances; Payments; Non-Funding Lenders; Information; Actions in Concert	32
SECTION 10 SUCCESSORS AND ASSIGNS		35
10.1	Successors and Assigns	35

SECTION 11 MISCELLANEOUS		35
11.1	Complete Agreement; Modification of Agreement	35
11.2	Amendments and Waivers	35
11.3	Fees and Expenses	37
11.4	No Waiver	37
11.5	Remedies	38
11.6	Severability	38
11.7	Conflict of Terms	38
11.8	Confidentiality	38
11.9	GOVERNING LAW	38
11.10	Notices	39
11.11	Section Titles	39
11.12	Counterparts	39
11.13	Press Releases	40
11.14	Reinstatement	40
11.15	Advice of Counsel	40
11.16	No Strict Construction	40
11.17	Dollar References	40
11.18	Judgment Currency	40
11.19	Time of Day	41
11.20	Formal Date	41

ANNEXES

Annex A	Definitions
Annex B	Cash Management Systems
Annex C	Closing Checklist
Annex D	Reporting — Financial Statements, Budget, Operating Plan And Other
Annex E	Financial Covenants
Annex F	Notice Addresses

SCHEDULES

Schedule 1.3	Use of Proceeds
Schedule 3.2	Chief Executive Office and Principal Place of Business and Locations of Collateral
Schedule 3.4(1)	Financial Statements
Schedule 3.4(2)	Original Budget
Schedule 3.6	Ownership of Property; Liens
Schedule 3.7	Labour Matters
Schedule 3.8	Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness; Corporate Structure
Schedule 3.10	Taxes
Schedule 3.11	Canadian Pension and Benefit Plans; Subsidiary Pension Plans
Schedule 3.12	Litigation
Schedule 3.14	Intellectual Property
Schedule 3.16	Environmental Matters
Schedule 3.17	Insurance
Schedule 3.18	Deposit and Disbursement Accounts
Schedule 3.19	Intentionally Deleted
Schedule 3.21	Agreements and Other Documents
Schedule 3.23	Subordinated Debt
Schedule 5.1	Maintenance of Existence and Conduct of Business
Schedule 5.2(1)	Contested Charges
Schedule 6.3	Indebtedness and Guaranteed Indebtedness
Schedule 6.4(1)	Employee Loans and Affiliate Transactions
Schedule 6.7	Liens

EXHIBITS

Exhibit 1.1(1)(a)	Form of Notice of Revolving Credit Advance
Exhibit 1.1(1)(b)	Form of Revolving Note
Exhibit 1.4(2)	Form of PIK Note
Exhibit 9.1(a)	Assignment Agreement

CREDIT AGREEMENT

This CREDIT AGREEMENT dated as of May 19, 2005 is entered into by and between SR TELECOM INC., a Canadian corporation ("Borrower"), BNY TRUST COMPANY OF CANADA, as Administrative Agent and Collateral Agent, and Lenders party hereto from time to time.

RECITALS

A.            Borrower desires that Lenders extend revolving and term credit facilities to Borrower of up to Thirty-Nine Million Six Hundred Twenty-Five Thousand US Dollars (US$39,625,000) in the aggregate for the purpose (collectively, the "Purpose") of providing Borrower with (1) short-term liquidity and operational stability (including to bring payables current over time and to provide liquidity to fulfill production and delivery obligations) while the remaining aspects of the Restructuring are implemented, (2) longer-term borrowing capacity including for general corporate purposes and (3) the ability to restructure its balance sheet; and for these purposes, Lenders are willing to make certain loans to Borrower of up to such amount upon the terms and conditions set forth herein.

B.            Borrower desires to secure all of its indebtedness, liabilities and obligations under the Loan Documents by granting to Collateral Agent, on behalf of Agents and Lenders, a first priority Lien upon all of its existing and after-acquired property, assets and undertaking.

C.            Capitalized terms used in this Agreement shall have the meanings ascribed to them in Annex A. All Annexes, Schedules, Exhibits and other attachments (collectively, "Appendices") hereto, or expressly identified in or referred to in this Agreement, are incorporated herein by reference, and taken together, shall constitute but a single agreement. These Recitals shall be construed as part of the Agreement.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1
AMOUNT AND TERMS OF CREDIT FACILITIES

1.1           Credit Facilities

(1)           Revolving Loans.

                (a)           Subject to the terms and conditions hereof, each Lender agrees to make available to Borrower from time to time until the Commitment Termination Date its Pro Rata Share of advances (each, a "Revolving Credit Advance") on account of Revolving Loan Commitment No. 1, Revolving Loan Commitment No. 2, Revolving Loan Commitment No. 3 and Revolving Loan Commitment No. 4, as the case may be. The Pro Rata Share of the Total Revolving Loan Commitment of any Lender shall not at any time exceed its Commitment. The aggregate amount of outstanding Revolving Credit Advances shall at no time exceed the Maximum Amount. The obligations of each Lender hereunder shall be several and not joint. Until the Term-Out Date, Borrower may from time to time borrow, repay and reborrow under this Section 1.1(1)(a) in a minimum amount of US$1,000,000 and integral multiples of US$1,000,000 in excess of such amount. Each Revolving Credit Advance shall be made on notice (a "Notice of Revolving Credit Advance") by Borrower to Administrative Agent at the address specified on Annex F. Each Notice of Revolving Credit Advance must be given no later than 11:00 a.m. (Toronto time) two (2) Business Days prior to the proposed Revolving Credit Advance; provided that the Notice of Revolving Credit Advance in respect of the first Revolving Credit Advance must be given no later than 11:00 a.m. (Toronto time) one (1) Business Day prior to such Revolving Credit Advance. Each Notice of Revolving Credit Advance must be given in writing (by telecopy or overnight courier) substantially in the form of Exhibit 1.1(1)(a) and shall include the information required in such Exhibit and such other information as may be required by Requisite Lenders.

                (b)           Borrower shall execute and deliver to each Lender a promissory note (each, a "Revolving Note"; collectively, the "Revolving Notes") to evidence such Lender's Commitment. Such Revolving Note shall be in the principal amount of such Lender's Commitment, dated as of the Closing Date and substantially in the form of Exhibit 1.1(1)(b). Such Revolving Note shall represent the obligation of Borrower to pay to such Lender the amount of such Revolving Note or, if less, the aggregate unpaid amount of such Lender's Pro Rata Share of the Revolving Loan made to Borrower, together with interest thereon as prescribed in Section 1.4. Borrower acknowledges and agrees that the aggregate principal amount stated to be outstanding set forth on each Revolving Note or in the Loan Accounts shall, absent manifest error, be presumptive evidence of the amounts due and owing to each Lender by Borrower; provided that any failure to so record or any error in so recording or to issue a Revolving Note shall not limit or otherwise affect Borrower's duty to pay the Obligations. The entire unpaid balance of the Revolving Loan and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Commitment Termination Date.

                (c)           Each payment of principal with respect to the Revolving Loan shall be paid to Administrative Agent for the ratable benefit of each Lender, ratably in proportion to each such Lender's Pro Rata Share of the Revolving Loan.

(2)           Reliance on Notices of Revolving Credit Advances.    Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying upon, any Notice of Revolving Advance or similar notice believed by Administrative Agent to be genuine. Administrative Agent may assume that each Person named in the most recent Incumbency Certificate received by Administrative Agent from Borrower executing and delivering such a notice was duly authorized. Administrative Agent shall be entitled to refuse to act, and shall be fully protected by not acting, upon any notice or instructions given by Borrower which is not signed by a Person named in the most recent Incumbency Certificate received by Administrative Agent from Borrower.

(3)           Term Loan.

                (a)           Following October 1, 2006 (the "Term-Out Date"), the aggregate unpaid amount of the Revolving Loan shall be referred to as the "Term Loan" which shall be subject to all the terms and conditions of this Agreement. For greater certainty, each Lender's share of the Term Loan shall be equal to such Lender's Pro Rata Share of the Revolving Loan as at the close of business on October 1, 2006. The parties confirm that the Term Loan is the same Obligation as the Revolving Loan as at such close of business and that the Term Loan does not involve a novation or a new advance of funds or any repayment by Borrower of the Revolving Loan.

                (b)           The entire unpaid balance of the Term Loan and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Commitment Termination Date.

                (c)           Each payment of principal with respect to the Term Loan shall be paid to Administrative Agent for the ratable benefit of each Lender, ratably in proportion to each such Lender's Pro Rata Share of the Term Loan.

1.2           Voluntary Prepayments.

                Borrower may at any time after the Term-Out Date on at least ten (10) days' prior written notice to Administrative Agent voluntarily prepay (a) part (but not all) of the Loans (provided that any such prepayment must be in a minimum amount of at least US$1,000,000 and integral multiples of US$100,000) or (b) all of the Loans. Any voluntary prepayment of the Loans shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid (as determined by the Lenders in their sole discretion) and in respect of prepayment in full of the Loans, the Payout Fee

1.3           Use of Proceeds.

                Borrower shall utilize the proceeds of the Revolving Credit Advances and the Term Loan for the Purpose. Schedule 1.3 contains a description of Borrower's sources and uses of funds on the Closing Date, and a funds flow memorandum detailing how funds from each source are to be transferred to particular uses.

1.4           Interest.

(1)           Cash Pay Interest.    From the date of advance of each Revolving Credit Advance until the irrevocable payment in full of the Loans, interest ("Cash Pay Interest") shall be payable monthly in arrears on each Interest Payment Date by Borrower on the aggregate outstanding principal balance of the Loans from time to time at a rate per annum equal to the Fixed Cash Pay Interest Rate. Cash Pay Interest shall accrue daily and shall be paid in cash to Administrative Agent.

(2)           PIK Interest.    In addition to Cash Pay Interest as described in Section 1.4(1), from the date of advance of each Revolving Credit Advance until the irrevocable payment in full of the Loans, additional interest ("PIK Interest") shall be payable monthly in arrears on each Interest Payment Date by Borrower on the aggregate outstanding principal balance of the Loans from time to time at a rate per annum equal to the PIK Interest Rate. PIK Interest shall accrue daily and shall be paid and satisfied as follows:

                (a)           by Borrower requesting an additional advance (each, a "PIK Advance") from each Lender in a principal amount equal to the amount of PIK Interest otherwise payable in cash on the applicable Interest Payment Date to such Lender and each such advance shall be evidenced by a PIK promissory note (each, a "PIK Note"; collectively, the "PIK Notes"), substantially in the form of Exhibit 1.4(2) and on terms set out in Section 1.4(3), and the proceeds of such advance shall be paid and applied in satisfaction of PIK Interest payable at that time; or

                (b)           by Borrower in cash.

(3)           PIK Notes.    Each PIK Advance is a separate debt obligation and Borrower shall execute and deliver to Administrative Agent a PIK Note to evidence aggregate PIK Advances made by Lenders on the applicable Interest Payment Date. Each PIK Note shall be in the principal amount of the aggregate PIK Advances, dated as of the date of advance. Each PIK Note shall represent the obligation of Borrower to pay the amount of such PIK Note or, if less, the aggregate unpaid amount of such PIK Advances made to Borrower and evidenced thereby, together with interest thereon as prescribed in Section 1.4. Borrower acknowledges and agrees that the aggregate principal amount stated to be outstanding set forth on the PIK Notes or in the Loan Accounts shall, absent manifest error, be presumptive evidence of the amounts due and owing to Lenders by Borrower in respect of the PIK Loan; provided that any failure to so record or any error in so recording or to issue a PIK Note shall not limit or otherwise affect Borrower's duty to pay the Obligations. The entire unpaid balance of the PIK Loan and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Commitment Termination Date. Each payment of principal with respect to the PIK Loan shall be paid to Administrative Agent for the ratable benefit of each Lender, ratably in proportion to each such Lender's Pro Rata Share of the PIK Loan.

(4)           Extension to Next Business Day.    If any payment on any Loan becomes due and payable on a day other than a Business Day, the maturity thereof will be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

(5)           Calculations on 360 Day Year.    All computations of interest (calculated on a per annum basis) shall be made by Administrative Agent on the basis of a three hundred and sixty (360) day year for the actual number of days occurring in the period for which such interest is payable. Each determination by Administrative Agent of an interest rate hereunder shall be conclusive, absent manifest error.

(6)           Interest Upon Payment Default.    Upon a default in the payment of interest or any other amount due under this Agreement or any of the other Loan Documents to which Borrower is a party or satisfaction of such amounts by issuance of PIK Notes, Borrower shall pay interest on such overdue amount, both before and after judgment, at a rate per annum equal to the applicable rate of interest payable under this Section 1.4 plus three percent (3%), calculated on a daily basis from the date such amount becomes overdue for so long as such amount remains overdue and on the basis of the actual number of days elapsed in a 360 day year. Such interest shall be payable by Borrower upon demand by Administrative Agent and shall compound monthly. From and after the occurrence of any Event of Default, all interest payable on the Loans shall be increased by three percent (3%) per annum over the interest otherwise applicable hereunder.

(7)           Criminal Rates of Interest.    If any provision of this Agreement or any of the other Loan Documents would obligate Borrower to make any payment of interest or other amount payable to any Agent or Lender in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by such Agent or Lender of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)) then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by such Agent or Lender of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows: (1) firstly, by reducing the amount or rate of interest required to be paid to such

Agent or Lender under this Section 1.4; and (2) thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to such Agent or Lender which would constitute interest for purposes of Section 347 of the Criminal Code (Canada). Any amount or rate of interest referred to in this Section 1.4(7) shall be determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest over the term that any Loan remains outstanding on the assumption that any charges, fees or expenses that fall within the meaning of "interest" (as defined in the Criminal Code (Canada)) shall, if they relate to a specific period of time, be pro-rated over that period of time and otherwise be pro-rated over the period from the Closing Date to the Termination Date and, in the event of a dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by such Agent or Lender shall be conclusive for the purposes of such determination.

(8)           Interest Act.    For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest or fees to which the rates of interest or fees provided in this Agreement and the other Loan Documents (and stated herein or therein, as applicable, to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent are the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such other period of time, respectively.

1.5           Intentionally Deleted.

1.6           Intentionally Deleted.

1.7           Cash Management Systems.

                Within three (3) months from the Closing Date (or such later date as Requisite Lenders may consent to in writing), Borrower will establish and will maintain until the Term-Out Date, the cash management systems described in Annex B (the "Cash Management Systems").

1.8           Fees.

(1)           Borrower shall pay to Administrative Agent, for the ratable benefit of Lenders, the following fees:

                (a)           an up-front facility fee of two percent (2%) of:

                  (i)            the maximum amount of Revolving Loan Commitment No. 1 payable on the Closing Date;

                  (ii)           the maximum amount of Revolving Loan Commitment No. 2 payable on the first Business Day of the third (3rd) Fiscal Quarter of 2005;

                  (iii)          the maximum amount of Revolving Loan Commitment No. 3 payable on the first Business Day of the fourth (4th) Fiscal Quarter of 2005; and

                  (iv)          the maximum amount of Revolving Loan Commitment No. 4 payable on the first Business Day of the first (1st) Fiscal Quarter of 2006.

                (b)           on the Commitment Termination Date, a payout and completion fee (the "Payout Fee") in the amount of, at the option of Requisite Lenders, (x) five percent (5%) of the Maximum Amount payable by Borrower in cash or (y) two percent (2%) of Distributable Value on such date payable by Borrower in kind by the issuance by Borrower of Indebtedness or equity based on the composition of Distributable Value on such date; provided that the Payout Fee payable in paragraph (y) immediately above shall first be promptly determined by Borrower and subject to the prior written approval of Requisite Lenders and then payment thereof made to Administrative Agent for the ratable benefit of Lenders; provided further that, for greater certainty, only Persons that are Lenders on the Commitment Termination Date shall be entitled to their Pro Rata Share of the Payout Fee; and

                (c)           on the first Business Day of each month until the Term-Out Date, a standby fee at a rate equal to one-half of one percent (0.50%) per annum (calculated on the basis of a three hundred and sixty-five day year for the actual number of days occurring in the period for which such fee is payable) calculated upon the amount by which the aggregate amount of Revolving Loan Commitment No. 1, Revolving Loan Commitment

No. 2, Revolving Loan Commitment No. 3 and Revolving Loan Commitment No. 4, as in effect at the applicable time, exceeds the average daily principal balance of the Revolving Loans during the immediately preceding month (or part thereof).

(2)           The fees payable under Section 1.8(1) shall be fully earned on the date of required payment thereof and shall be non-refundable when paid.

1.9           Receipt of Payments.

                Borrower shall make each payment under this Agreement for value not later than 2:00 p.m. (Toronto time) on the day when due to the applicable Collection Account in the currency in which the Obligation is denominated. For the purpose of computing interest as of any date, all payments shall be deemed received on the day following the day of receipt of value for such payments in the applicable Collection Account. For the purpose of computing Fees, all payments shall be deemed received on the day of receipt of value for such payments in the applicable Collection Account prior to 2:00 p.m. (Toronto time) and payments received after 2:00 p.m. (Toronto time) on any Business Day shall be deemed to have been received on the following Business Day.

1.10         Application and Allocation of Payments and Proceeds.

(1)           Borrower hereby irrevocably waives the right to direct the application of any and all payments received from or on behalf of Borrower and any proceeds of realization, collection or disposition of Collateral in the possession of, or payable to, any Agent or Lender or their respective Related Parties, and Borrower hereby irrevocably agrees that Administrative Agent, acting on instructions of Requisite Lenders, shall have the continuing exclusive right to apply any and all such payments and proceeds against Obligations then due and payable as Administrative Agent, acting on instructions of Requisite Lenders, may deem advisable notwithstanding any previous entry by Administrative Agent in the Loan Accounts or any other books and records. In the absence of a specific determination by Administrative Agent, acting on instructions of Requisite Lenders, with respect thereto, such payments and proceeds shall be applied to amounts then due and payable in the following order: (A) to Fees and each Agent's costs and expenses reimbursable hereunder; (B) to principal payments on the Loans, ratably to the aggregate, combined principal balance of the Loans; (C) to interest on the Loans, ratably in proportion to the interest accrued as to each Loan and (D) to all other Obligations. Any excess proceeds of such payments after application in accordance with the immediately preceding sentence shall be provided to Borrower or applied as Borrower may direct.

(2)           Administrative Agent is authorized to, and shall upon the instructions of Requisite Lenders, charge to the Loan balance on behalf of Borrower and cause to be paid all Fees, expenses, Charges, costs (including insurance premiums in accordance with Section 5.4(1)) and interest and principal owing by Borrower under this Agreement or any of the other Loan Documents if and to the extent Borrower fails to pay any such amounts promptly as and when due. To the extent permitted by law, any charges so made shall constitute separate debt obligations of Borrower that constitute part of the Loans hereunder but shall be payable by Borrower in accordance with the written instructions of Requisite Lenders. Administrative Agent shall provide to Borrower supporting documentation for such charges within thirty (30) days of Borrower's written request therefor.

1.11         Loan Accounts and Accounting.

                Administrative Agent shall maintain loan accounts (the "Loan Accounts") on its books to record all Loans, all payments made by Borrower and all other debits and credits processed by Administrative Agent or its Related Parties on its behalf as provided in this Agreement with respect to the Loans or any other Obligations. All entries in the Loan Accounts shall be made in accordance with Administrative Agent's customary accounting practices as in effect from time to time. The balance in the Loan Accounts, as recorded on Administrative Agent's most recent printout or other written statement, shall, absent manifest error, be presumptive evidence of the amounts due and owing to Agents and Lenders by Borrower; provided that any failure to so record or any error in so recording shall not limit or otherwise affect Borrower's duty to pay the Loans or any other Obligations. Within a reasonable time following the end of each month, Administrative Agent shall render to Borrower an accounting of transactions for the previous month with respect to the Loans and setting forth the balance of the Loan Accounts. Unless Borrower notifies Administrative Agent in writing of any objection to any such accounting (specifically describing the basis for such objection), within thirty (30) days after the date thereof, each and every such accounting shall, absent manifest error, be deemed final, binding and conclusive upon Borrower in all respects as to all matters reflected therein. Only those items expressly objected to in such notice shall be deemed to be disputed by Borrower. Notwithstanding any provision herein contained to the contrary, except if instructed otherwise by a Lender for its own account, Administrative Agent may elect (which election may be revoked) to dispense with the issuance of any Notes and may rely on the Loan Accounts as evidence of the amount of Obligations from time to time owing by Borrower to Agents and Lenders.

1.12         Indemnity.

                Borrower shall indemnify and hold harmless each of Agents, Lenders and their respective Affiliates, and each such Person's respective Related Parties (each, an "Indemnified Person"), from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including reasonable legal fees, on a solicitor and client basis, and disbursements and other costs of investigation or defence, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents and the administration of such credit, and in connection with or arising out of the transactions contemplated hereunder and thereunder and any actions or failures to act in connection therewith, including any and all Environmental Liabilities and legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Loan Documents (collectively, "Indemnified Liabilities"); provided that Borrower shall not be liable for any indemnification to an Indemnified Person to the extent that any such suit, action, proceeding, claim, damage, loss, liability or expense results from that Indemnified Person's gross negligence or wilful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO ANY LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER ANY LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

1.13         Taxes.

(1)           Except as required by law, any and all payments by Borrower hereunder or under the other Loan Documents shall be made, in accordance with this Section 1.13, free and clear of and without deduction for any and all present or future Taxes. If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document, (i) the sum payable shall be increased as much as shall be necessary so that after making all required withholdings and deductions (excluding Taxes imposed on or measured by the net income of a Lender by the jurisdictions under the laws of which it is organized or is resident or carries on business through a permanent establishment located therein or any political subdivisions thereof but including withholdings and deductions applicable to additional sums payable under this Section 1.13) each Agent or Lender, as applicable, shall receive an amount equal to the sum it would have received had no such withholdings or deductions been made, (ii) Borrower shall make all required withholdings and deductions, and (iii) Borrower shall pay the full amount withheld or deducted to the relevant taxing or other authority in accordance with applicable law. Within thirty (30) days after the date of any payment of Taxes, Borrower shall furnish to Administrative Agent the original or a certified copy of a receipt evidencing payment thereof.

(2)           In addition, Borrower agrees to pay any present or future Taxes that arise from any payment made under this Agreement or under any other Loan Document or from the execution, sale, transfer, delivery or registration of, or otherwise with respect to, this Agreement, the other Loan Documents and any other agreements and instruments contemplated hereby or thereby (except for Taxes imposed on or measured by the net income of a Lender by the jurisdictions under the laws of which it is organized or is resident or carries on business through a permanent establishment located therein or any political subdivisions thereof). Each Lender agrees that, as promptly as reasonably practicable after it becomes aware of any circumstances referred to above which would result in additional payments under this Section 1.13(2), it shall notify Borrower thereof.

(3)           Borrower shall indemnify each Agent and Lender for the full amount of the Taxes referred to in this Section 1.13 (except for Taxes imposed on or measured by the net income of a Lender by the jurisdictions under the laws of which it is organized or is resident or carries on business through a permanent establishment located therein or any political subdivisions thereof, other than any such Taxes imposed by any jurisdiction on amounts payable by Borrower under this Section 1.13) paid or payable or alleged to be paid or payable by such Agent or Lender and any liability (including for greater certainty all penalties, interest and other amounts constituting Taxes and all legal, accounting or other costs and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within ten (10) days after the date the party seeking indemnification makes written demand therefor.

1.14         Capital Adequacy; Increased Costs.

(1)           If a Lender shall have determined that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by any Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law), in each case, adopted after the Closing Date, from any central bank or other Governmental Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender and thereby reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder, then Borrower shall from time to time upon demand by such Lender (with a copy of such demand to Administrative Agent) pay to such Lender additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the amount of that reduction and showing the basis of the computation thereof submitted by such Lender to Borrower and Administrative Agent shall, absent manifest error, be final, conclusive and binding on Borrower for all purposes.

(2)           If, due to either (a) the introduction of or any change in any law or regulation (or any change in the interpretation thereof) or (b) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case adopted after the Closing Date, there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining any Loan, then Borrower shall from time to time upon demand by such Lender (with a copy of such demand to Administrative Agent) pay to such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as to the amount of such increased cost submitted by such Lender to Borrower and Administrative Agent shall, absent manifest error, be final, conclusive and binding on Borrower for all purposes.

(3)           Within thirty (30) days after receipt by Borrower of written notice and demand from any Lender (an "Affected Lender") for payment of additional amounts or increased costs as provided in Sections 1.13(1), 1.13(2), 1.14(1) or 1.14(2), Borrower may, at its option, notify Administrative Agent and such Affected Lender of its intention to replace such Affected Lender. So long as no Default or Event of Default has occurred and is continuing, Borrower, with the consent of Requisite Lenders, may obtain, at Borrower's expense, a replacement Lender (a "Replacement Lender") for such Affected Lender, which Replacement Lender must be satisfactory to Requisite Lenders. If Borrower obtains a Replacement Lender within ninety (90) days following notice of its intention to do so, such Affected Lender must sell and assign its Loans and Commitment to such Replacement Lender for an amount equal to the principal balance of all Loans held by such Affected Lender and all accrued interest and Fees with respect thereto through the date of such sale and assignment, such sale and assignment to be consummated pursuant to an executed Assignment Agreement without the payment of an assignment fee to Administrative Agent; provided that Borrower shall have reimbursed such Affected Lender for the additional amounts or increased costs that it is entitled to receive under this Agreement through the date of such sale and assignment. Notwithstanding the foregoing, Borrower shall not have the right to obtain a Replacement Lender if such Affected Lender rescinds its demand for increased costs or additional amounts within fifteen (15) days following its receipt of Borrower's notice of intention to replace such Affected Lender. Furthermore, if Borrower gives a notice of intention to replace and does not so replace such Affected Lender within ninety (90) days thereafter, Borrower's rights under this Section 1.14(3) shall terminate with respect to such Affected Lender and Borrower shall promptly pay all increased costs or additional amounts demanded by such Affected Lender pursuant to Sections 1.13(1), 1.13(2), 1.14(1) and 1.14(2).

1.15         Secured Loans.

                All Loans to Borrower and all of the other Obligations shall be secured, until the Termination Date, by all of the Collateral.

1.16         Change of Control.

(1)           Other than any change in Control contemplated pursuant to the Restructuring Term Sheet, Borrower shall promptly give notice of a change in Control to Administrative Agent and each Lender. Such notice shall contain and constitute an offer to prepay the Loans as described in Section 1.16(2) and shall be accompanied by the certificate described in Section 1.16(4).

(2)           The offer to prepay the Loans contemplated by Section 1.16(1) shall be an offer to prepay, in accordance with and subject to this Section, all, but not less than all, the Loans on a date specified in such offer (the "Proposed Payment Date") that is not less than thirty (30) days and not more than sixty (60) days after the date of such offer (and if the Proposed Payment Date shall not be specified in such offer, the Proposed Payment Date shall be the day which is thirty (30) days after the date of such offer).

(3)           Requisite Lenders may accept the offer to prepay pursuant to Section 1.16(1) by causing a notice of such acceptance to be delivered by Administrative Agent to Borrower at least fifteen (15) days prior to the Proposed Payment Date. A failure by Requisite Lenders to respond to an offer to prepay made pursuant to Section 1.16(1) shall be deemed to constitute a rejection of such offer by Requisite Lenders.

(4)           Each offer to prepay the Loans pursuant to Section 1.16(1) shall be accompanied by a certificate, executed by a senior officer of Borrower dated the date of such offer specifying (a) the Proposed Payment Date, (b) that such offer is made pursuant to Section 1.16(1), (c) the principal amount of the Loans to be prepaid, (d) the accrued interest and Fees that would be due on the Loans (which shall include, for greater certainty, the Payout Fee) to be prepaid on the Proposed Payment Date, (e) that the conditions of this Section have been fulfilled and (f) in reasonable detail the nature and date of the change of Control.

SECTION 2
CONDITIONS PRECEDENT

2.1           Conditions to First Revolving Credit Advance.

                Lenders shall not be obligated to make the first Revolving Credit Advance or to take, fulfill, or perform any other action hereunder, until the following conditions have been satisfied or provided for in a manner satisfactory to Requisite Lenders in their sole discretion, or waived in writing by Requisite Lenders:

(1)           Credit Agreement; Loan Documents.    This Agreement or counterparts hereof shall have been duly executed by, and delivered to, Borrower, each Agent and Lender; and Administrative Agent shall have received such documents, certificates, instruments, agreements and legal opinions as Administrative Agent or Requisite Lenders shall request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including all those listed in the Closing Checklist attached hereto as Annex C, each in form and substance satisfactory to Requisite Lenders, in their sole discretion.

(2)           Original Budget.    Lenders shall have received the Original Budget for the period from May 13, 2005 and ending August 5, 2005 in form and substance satisfactory to Requisite Lenders in their sole discretion.

(3)           Restructuring Term Sheet.    The Restructuring Term Sheet shall have been duly executed by, and delivered to, the parties thereto.

(4)           Repayment of Prior Lender Obligations.    Lenders shall have received satisfactory written confirmation that all of the Prior Lender Obligations have been satisfied in full or will be repaid in full prior to the advance, or from the proceeds, of the first Revolving Credit Advance.

(5)           Approvals.    Lenders shall have received satisfactory evidence that Borrower has obtained all required consents, permits and approvals of all Persons (including all requisite Governmental Authorities) to the execution, delivery and performance of this Agreement and the other Loan Documents.

(6)           Payment of Fees.    Borrower shall have paid the Fees required to be paid on the Closing Date and shall have reimbursed Agents, Lenders and any trustee with respect to the Debentures for all fees, costs and expenses of closing (including fees of legal counsel) presented as of the Closing Date.

(7)           Restructuring Intercreditor Agreement and CTR Facility.    The Restructuring Intercreditor Agreement, in form and substance satisfactory to Requisite Lenders in their sole discretion, shall have been executed by, and delivered to, the parties thereto and all waivers, amendments and consents required by Requisite Lenders to be delivered in connection with the CTR Facility shall have been received by Lenders.

2.2           Further Conditions to subsequent Revolving Credit Advances.

                Except as otherwise expressly provided herein or waived in writing by Requisite Lenders, no Lender shall be obligated to fund any Revolving Credit Advance following the first Revolving Credit Advance if, as of the date thereof, Requisite Lenders have determined in their sole discretion that:

(1)           Any representation or warranty by Borrower or its Subsidiaries contained herein or in any of the other Loan Documents shall be untrue or incorrect as of such date, except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by this Agreement; or

(2)           Any event or circumstance having a Material Adverse Effect shall have occurred since the date hereof; or

(3)           Any Event of Default shall have occurred and be continuing or would result after giving effect to any Advance or (b) a Default shall have occurred and be continuing or would result after giving effect to any Advance, and Requisite Lenders shall have determined not to make any Advance so long as that Default is continuing; or

(4)           During the Private Period, such Revolving Credit Advance (a) is in excess of that required pursuant to the most recent Budget (including the Original Budget) approved in writing by Requisite Lenders or (b) together with all other outstanding Revolving Credit Advances, would exceed the aggregate amount of Revolving Loan Commitment No. 1, Revolving Loan Commitment No. 2, Revolving Loan Commitment No. 3 and Revolving Loan Commitment No. 4, as in effect at the applicable time; provided that, for greater certainty, PIK Advances are not Revolving Credit Advances and shall not be used to determine availability under the immediately preceding paragraph (b) immediately above; or

(5)           During the Public Period, such Revolving Credit Advance would (a) result in a breach of the Financial Covenants set forth on Annex E or (b) together with all other outstanding Revolving Credit Advances, exceed the aggregate amount of Revolving Loan Commitment No. 1, Revolving Loan Commitment No. 2, Revolving Loan Commitment No. 3 and Revolving Loan Commitment No. 4, as in effect at the applicable time; provided that, for greater certainty, PIK Advances are not Revolving Credit Advances and shall not be used to determine availability under the immediately preceding paragraph (b) immediately above; or

(6)           Requisite Lenders shall not have received satisfactory evidence, in their sole discretion, that Borrower has obtained all required consents, permits and approvals of all Persons (including all Governmental Authorities and the Toronto Stock Exchange and the NASDAQ Exchange) with respect to the Restructuring and all documentation relating thereto; or

(7)           Any default or breach of the terms of the Restructuring Term Sheet shall have occurred and be continuing; or

(8)           Any condition precedent to the first Revolving Credit Advance under Section 2.1 waived in writing by Requisite Lenders will not be satisfied or provided for in a manner satisfactory to Requisite Lenders, in their sole discretion.

        The request or acceptance by Borrower of the proceeds of any Loan shall be deemed to constitute, as of the date of such request or acceptance, (a) a representation and warranty by Borrower that the conditions in this Section 2.2 have been satisfied and (b) a reaffirmation by Borrower of the granting and continuance of Collateral Agent's valid and perfected first priority Liens pursuant to the Collateral Documents.

2.3           Conditions to Availability of additional Revolving Loan Commitments.

                Each Lender shall make available its Pro Rata Share of Revolving Loan Commitment No. 2, Revolving Loan Commitment No. 3 and Revolving Loan Commitment No. 4 available to Borrower in such Lender's sole and absolute discretion; provided that Non-Funding Lenders and Non-Committing Lenders shall be subject to the terms and conditions of this Agreement including Section 9.9(4)(b).

SECTION 3
REPRESENTATIONS AND WARRANTIES

        To induce Lenders to make each Advance and enter into the Loan Documents, Borrower makes the following representations and warranties to Agents and Lenders on its own behalf and on behalf of each of its Material Subsidiaries, each and all of which shall survive the execution and delivery of this Agreement.

3.1           Corporate Existence; Compliance with Law.

                Borrower and each of its Material Subsidiaries (1) is a corporation duly incorporated, organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (2) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not result in exposure to losses, damages or liabilities in excess of Cdn$50,000; (3) has the requisite corporate power and authority and the legal right to own, pledge, mortgage, hypothecate or otherwise encumber and operate its properties and assets, to lease the property and assets it operates under lease and to conduct its business as now, heretofore and proposed to be conducted; (4) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct except where the failure to possess, have made or given individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; (5) is in compliance with its constating documents and by-laws; and (6) is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

3.2           Executive Offices; Locations of Collateral

                As of the Closing Date, the current location of Borrower's and each of its Material Subsidiaries' chief executive office and principal place of business is set forth in Schedule 3.2, and none of such locations has changed within the twelve (12) months preceding the Closing Date. As of the Closing Date, Schedule 3.2 sets forth all locations where Collateral is held, stored or located and the locations of all of Borrower's books and records concerning the Collateral.

3.3           Corporate Power, Authorization, Enforceable Obligations.

                The execution, delivery and performance by Borrower and each of its Material Subsidiaries of the Loan Documents (to which it is a party) and the creation of all Liens provided for therein: (1) are within its corporate power; (2) have been duly authorized by all necessary or proper corporate and shareholder action; (3) do not contravene any provision of its constating documents or bylaws; (4) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (5) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which it is a party or by which it or any of its property or assets is bound; (6) do not result in the creation or imposition of any Lien upon any of its property or assets other than those in favour of Collateral Agent, on behalf of Agents and Lenders, pursuant to the Loan Documents; and (7) do not require the consent or approval of, filing with, or notice to, any Governmental Authority or any other Person, except those which will have been duly obtained, made or complied with prior to the Closing Date. Each of the Loan Documents has been duly executed and delivered by Borrower and each of its Material Subsidiaries, to the extent a party thereto, and each such Loan Document constitutes a legal, valid and binding obligation of Borrower and each of its Material Subsidiaries, to the extent a party thereto, enforceable against it in accordance with its terms.

3.4           Financial Statements and Original Budget.

(1)           The unaudited balance sheet at March 31, 2005 and the related statements of income and cash flows of Borrower and its Subsidiaries for the fiscal period then ended, which are attached hereto as Schedule 3.4(1), have been prepared in accordance with GAAP consistently applied throughout the periods covered and present fairly in all material respects the financial position of Borrower and its Subsidiaries covered thereby as at the dates thereof and the results of their operations and cash flows for the periods then ended.

(2)           The budget (the "Original Budget") delivered on the date hereof and attached hereto as Schedule 3.4(2) has been prepared by Borrower in light of the past operations of the businesses of Borrower and its Subsidiaries, but including future payments of known contingent liabilities (which have been disclosed therein), and reflect projections and budgeting to August 5, 2005. The Original Budget is based upon estimates and assumptions stated therein, all of which Borrower believes to be reasonable and fair in light of current conditions and current facts known to Borrower and reflect Borrower's good faith and reasonable estimates of the future financial performance of Borrower and its Subsidiaries and of the other information contained therein for the period set forth therein.

3.5           Material Adverse Effect.

                Between March 31, 2005 and the Closing Date, (1) Borrower and its Material Subsidiaries have not incurred any obligations, contingent or non-contingent liabilities, liabilities for Charges, long-term leases or unusual forward or long-term commitments which have not been disclosed in writing to Administrative Agent and which, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (2) no contract, lease or other agreement or instrument has been entered into by Borrower or its Material Subsidiaries or has become binding upon Borrower's or its Material Subsidiaries' property, assets or undertaking and no law or regulation applicable to Borrower or its Material Subsidiaries has been adopted which has had or could reasonably be expected to have a Material Adverse Effect, and (3) Borrower and its Material Subsidiaries are not in default and to the best of Borrower's knowledge, no third party is in default under any material contract, lease or other agreement or instrument which alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Between March 31, 2005 and the Closing Date, no event has occurred, which alone or together with other events, could reasonably be expected to have a Material Adverse Effect.

3.6           Ownership of Property; Liens.

                As of the Closing Date, the real estate and/or immovable properties ("Real Estate") listed on Schedule 3.6 constitutes all of the real property owned, leased, subleased, or used by Borrower and its Material Subsidiaries. Borrower and each of its Material Subsidiaries owns good and marketable fee simple title to all of its owned Real Estate, subject only to Permitted Encumbrances listed on Schedule 3.6, and valid and marketable leasehold interests in all of its leased Real Estate, all as described on Schedule 3.6, and copies of all such leases or a summary of terms thereof satisfactory to Requisite Lenders have been delivered to Administrative Agent. Schedule 3.6 further describes any Real Estate with respect to which Borrower and its Material Subsidiaries are a lessor, sublessor or assignor as of the Closing Date. Borrower and its Material Subsidiaries also have good and marketable title to, or valid leasehold interests in, all of its personal properties and assets. None of the properties and assets of Borrower and its Material Subsidiaries are subject to any Liens other than Permitted Encumbrances or Liens summarized on Schedules 3.6 and 6.7, and there are no facts, circumstances or conditions known to Borrower that may result in any Liens (including Liens arising under Environmental Laws) other than Permitted Encumbrances. Borrower and each of its Material Subsidiaries have received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and have duly effected all recordings, filings and other actions necessary to establish, protect and perfect Borrower's and each of its Material Subsidiaries' right, title and interest in and to all such Real Estate and other properties and assets. Schedule 3.6 also describes any purchase options, rights of first refusal or other similar contractual rights pertaining to any Real Estate. No portion of Borrower's or its Material Subsidiaries' Real Estate has suffered any material damage by fire or other casualty loss which has not heretofore been repaired and restored in all material respects to its original condition or otherwise remedied. All material permits required to have been issued or appropriate to enable the Real Estate to be lawfully occupied and used for all of the purposes for which they are currently occupied and used have been lawfully issued and are in full force and effect. Borrower has not received notice of, nor is any work order or other notice pending, from any Governmental Authority advising or indicating that the Mortgaged Properties are not in compliance with applicable law or regulations and, to Borrower's knowledge, there exists no proposed zoning changes or amendments or modifications to any zoning by-laws that may affect the Mortgaged Properties and subject Borrower to a loss, penalty or fine in excess of Cdn$50,000. The Liens granted to Collateral Agent, on behalf of Agents and Lenders, pursuant to the Collateral Documents are valid and perfected first priority Liens in and to the Collateral described therein, subject only to Permitted Encumbrances.

3.7           Labour Matters.

(1)           No strikes or other material labour disputes against Borrower or its Material Subsidiaries is pending or, to Borrower's knowledge, threatened; (2) hours worked by and payment made to employees of Borrower and its Material Subsidiaries comply in all material respects with each federal, provincial, local or foreign law applicable to such matters; (3) all payments due from Borrower and its Material Subsidiaries for employee health and welfare insurance have been paid or accrued as a liability on the books of Borrower and its Material Subsidiaries; (4) except as set forth in Schedule 3.7 as of the Closing Date, Borrower and its Material Subsidiaries are not a party to or bound by any collective bargaining agreement, management agreement, consulting agreement or any employment agreement (and true and complete copies of any agreements described on Schedule 3.7 have been delivered to Administrative Agent); (5) there is no organizing activity involving Borrower and its Material Subsidiaries pending or, to Borrower's knowledge, threatened by any labour union or group of employees; (6) there are no certification applications pending or, to Borrower's knowledge, threatened with any labour relations board, and no labour organization or group of employees of Borrower and its Material Subsidiaries has made a pending demand for recognition; and (7) except as set forth in Schedule 3.7 as of the Closing Date, there are no complaints or charges against Borrower and its Material Subsidiaries pending or, to the knowledge of Borrower, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by Borrower or its Material Subsidiaries of any individual.

3.8           Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness; Corporate Structure

                Except as set forth in Schedule 3.8 as of the Closing Date, Borrower has no Subsidiaries and Borrower and its Subsidiaries are not engaged in any joint venture or partnership with any other Person. All of the issued and outstanding Stock (by class and number) of SR Group (other than Borrower) is owned by each of the Persons and in the amounts or percentages set forth on Schedule 3.8 and on the corporate structure chart attached as part of Schedule 3.8 as of the Closing Date and the corporate structure of SR Group is accurately set forth on Schedule 3.8 as of the Closing Date and all of such Stock is represented by the certificates listed on Schedule 3.8. Except as set forth on Schedule 3.8 as of the Closing Date, there are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which Borrower or any of its Material Subsidiaries may be required to issue, sell, repurchase or redeem any of its Stock or other equity securities. All outstanding Indebtedness of Borrower and its Material Subsidiaries as of the Closing Date is described in Section 6.3. As of the Closing Date, the Subsidiaries of Borrower that are Material Subsidiaries are set forth on Schedule 3.8.

3.9           Government Regulation.

                Borrower and its Material Subsidiaries are not subject to regulation under any Canadian federal law, or any provincial, local or foreign law that restricts or limits their ability to incur Indebtedness or to perform their respective obligations hereunder or under the other Loan Documents. The making of the Loans by Lenders to Borrower, the application of the proceeds thereof and repayment thereof will not violate any provision of any statute or any rule, regulation or order issued by or policy of any securities regulatory authority or stock exchange.

3.10         Taxes.

                All tax returns, reports and statements, including information returns, required by any Governmental Authority to be filed by Borrower or its Material Subsidiaries has been filed with the appropriate Governmental

Authority and all Charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding Charges or other amounts being contested in accordance with Section 5.2(2). Proper and accurate amounts have been withheld by Borrower and its Material Subsidiaries from payments to its employees, customers and other applicable payees (including payees resident and not resident in Canada for the purposes of the ITA) for all periods in full as required by all applicable Canadian federal law and all applicable provincial, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities. Schedule 3.10 sets forth as of the Closing Date in respect of Borrower and its Material Subsidiaries (i) those taxation years that have not yet been assessed by any applicable federal, provincial, local or foreign Governmental Authority, (ii) the taxation years that are currently being audited by any federal, provincial, local or foreign Governmental Authority, (iii) any assessments or, to Borrower's knowledge, threatened assessments in connection with such audit, or otherwise currently outstanding, and (iv) the most recent taxation year that an audit by any applicable federal, provincial, local or foreign Governmental Authority has been completed. Except as described on Schedule 3.10 as of the Closing Date, Borrower and its Material Subsidiaries have not executed or filed with any Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. As of the Closing Date, except as set forth on Schedule 3.10, Borrower and its Material Subsidiaries and their respective predecessors are not liable for any Charges (a) under any agreement (including any tax sharing agreements) or (b) to Borrower's knowledge, as a transferee.

3.11         Canadian Pension and Benefit Plans; Subsidiary Pension Plans.

                Schedule 3.11 lists as of the Closing Date all Canadian Benefit Plans and Canadian Pension Plans adopted or maintained by Borrower or any of its Material Subsidiaries and other similar benefit or pension plans adopted and maintained by SR Group (the "SR Group Pension Plans"). The Canadian Pension Plans are duly registered under the ITA and all other applicable laws which require registration and no event has occurred which is reasonably likely to cause the loss of such registered status. All material obligations of Borrower and its Material Subsidiaries (including fiduciary, funding, investment and administration obligations) required to be performed in connection with the Canadian Pension Plans, Canadian Benefit Plans and the SR Group Pension Plans and the funding agreements therefor have been performed in a timely fashion. There have been no improper withdrawals or applications of the assets of the Canadian Pension Plans, the Canadian Benefit Plans or the SR Group Pension Plans. There are no outstanding disputes concerning the assets of the Canadian Pension Plans, the Canadian Benefit Plans or the SR Group Pension Plans. Except as set forth on Schedule 3.11 as of the Closing Date, each of the Canadian Pension Plans, Canadian Benefit Plans and the SR Group Pension Plans is fully funded on a solvency basis (using actuarial methods and assumptions which are consistent with the valuations last filed with the applicable Governmental Authorities and which are consistent with generally accepted actuarial principles).

3.12         Litigation.

                Except as set forth on Schedule 3.12, no action, claim, lawsuit, demand, investigation or proceeding is now pending or, to the knowledge of Borrower, threatened against Borrower or any of its Material Subsidiaries, before any Governmental Authority or before any arbitrator or panel of arbitrators (collectively, "Litigation"), (1) which challenges Borrower's or any of its Material Subsidiaries' right or power to enter into or perform any of its obligations under the Loan Documents to which it is a party or the validity or enforceability of any Loan Document or any action taken thereunder, (2) which has a reasonable risk of being determined adversely to Borrower or its Material Subsidiaries and which, if so determined, could reasonably be expected to have a Material Adverse Effect or (3) seeks injunctive relief or alleges criminal misconduct of Borrower or its Material Subsidiaries.

3.13         Brokers.

                Other than Genuity Capital Markets, no broker or finder acting on behalf of Borrower or any of its Material Subsidiaries brought about the obtaining, making or closing of the Loans, and Borrower and each of its

Material Subsidiaries does not have any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

3.14         Intellectual Property.

                As of the Closing Date, Borrower and each of its Material Subsidiaries owns or has rights to use all Intellectual Property necessary to continue to conduct its business as now or heretofore conducted by it or proposed to be conducted by it, and each Patent, Trademark, Copyright and License is listed, together with application or registration numbers, as applicable, in Schedule 3.14 hereto; provided that the parties acknowledge and agree that, with respect to Copyrights and Licenses, Schedule 3.14 hereto contains a list of only those Copyrights and Licenses which, if Borrower or its Material Subsidiaries were not the owners thereof or had no rights to use same, could reasonably be expected to have a Material Adverse Effect. Borrower and each of its Material Subsidiaries conducts its business and affairs without infringement of or interference with any Intellectual Property of any other Person.

3.15         Full Disclosure.

                No information contained in this Agreement, the Original Budget, any of the other Loan Documents, any Operating Plan, Financial Statements, Budget or other reports from time to time delivered hereunder or any written statement furnished by or on behalf of Borrower or its Material Subsidiaries to any Agent or any Lender pursuant to the terms of this Agreement or any other Loan Document contains any untrue statement or misrepresentation of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made; provided that the Operating Plans, Original Budget and each Budget are based upon estimates and assumptions stated therein, all of which Borrower believes to be reasonable and fair in light of current conditions and current facts known to Borrower and reflect Borrower's good faith and reasonable estimates of the future financial performance of Borrower and its Subsidiaries and of the other information contained therein for the period set forth therein; and further provided that, without prejudice to any rights or remedies of Agents or Lenders under any Loan Document or in any way affecting the determination or occurrence of a Default or Event of Default, with respect to Schedules 3.7, 3.8, 3.12, 3.18, 3.21 and 6.3 (collectively, the "Incomplete Schedules"), such Incomplete Schedules currently disclose the information that was available to Borrower after due inquiry and after having used all commercially reasonable efforts to compile and complete such Incomplete Schedules and such Incomplete Schedules shall not be read or considered as being comprehensive of the subject matter thereof as of the Closing Date and therefore any representation and warranty or covenant in this Agreement relating to, or otherwise made with reference to, any such Incomplete Schedules shall be considered as being expressly subject to such caveat.

3.16         Environmental Matters.

(1)           Except as set forth in Schedule 3.16, as of the Closing Date: (a) the Real Estate is free of contamination from any Hazardous Material except for such contamination that would not adversely impact the value or marketability of such Real Estate and which would not result in Environmental Liabilities which could reasonably be expected to exceed Cdn$250,000; (b) Borrower and its Material Subsidiaries have not caused or suffered to occur any Release of Hazardous Materials on, at, in, under, above, to, from or about any of its Real Estate; (c) Borrower and each of its Material Subsidiaries is and has been in compliance with all Environmental Laws, except for such noncompliance which would not result in Environmental Liabilities which could reasonably be expected to exceed Cdn$250,000; (d) Borrower and each of its Material Subsidiaries has obtained, and is in compliance with, all Environmental Permits required by Environmental Laws for the operations of its business as presently conducted or as proposed to be conducted, except where the failure to so obtain or comply with such Environmental Permits would not result in Environmental Liabilities which could reasonably be expected to exceed Cdn$250,000, and all such Environmental Permits are valid, uncontested and in good standing; (e) Borrower and each of its Material Subsidiaries is not involved in operations or knows of any facts, circumstances or conditions, including any Releases of Hazardous Materials, that are likely to result in any Environmental Liabilities of Borrower and each of its Material Subsidiaries which could reasonably be expected to exceed Cdn$250,000, and Borrower and each of its Material Subsidiaries has not permitted any current or former tenant or occupant of the Real Estate to engage in any such operations; (f) there is no Litigation arising under or related to any Environmental Laws, Environmental Permits or Hazardous Material which seeks damages, penalties, fines, costs or expenses in excess of Cdn$25,000 or injunctive relief, or which alleges criminal misconduct by Borrower or its Material Subsidiaries; (g) no notice has been received by Borrower or its Material Subsidiaries identifying it as a "potentially responsible party" or requesting information under any Environmental Law, and to the knowledge of Borrower, there are no facts, circumstances or conditions that may result in Borrower or its Material Subsidiaries being identified as a "potentially responsible party" under any Environmental Law; and (h) Borrower has provided to Administrative Agent copies of all existing environmental reports, reviews and audits and all written information pertaining to actual or potential Environmental Liabilities, in each case relating to Borrower and its Material Subsidiaries.

(2)           Borrower hereby acknowledges and agrees that each Agent and Lender is not and has not ever been prior to the Closing Date, in control of any of the Real Estate or Borrower's or any of its Material Subsidiaries' affairs.

3.17         Insurance.

                Schedule 3.17 lists all insurance policies of any nature maintained, as of the Closing Date, for current occurrences by Borrower and its Material Subsidiaries, as well as a summary of the terms of each such policy.

3.18         Deposit and Disbursement Accounts.

                Schedule 3.18 lists all banks and other financial institutions at which Borrower and each of its Material Subsidiaries maintains deposits and/or other accounts as of the Closing Date, including any Disbursement Accounts and Borrower Accounts, and such Schedule correctly identifies the name, address and telephone number of each such bank and financial institution, the name in which the account is held, a description of the purpose of the account, and the complete account number.

3.19         Intentionally Deleted.

3.20         Customer and Trade Relations.

                As of the Closing Date, there exists no actual or, to Borrower's knowledge, threatened termination or cancellation of, or any material adverse modification or change in: (1) the business relationship of Borrower or its Material Subsidiaries with any customer or group of customers whose purchases during the preceding twelve (12) months caused them to be ranked among the ten largest customers of Borrower or its Material Subsidiaries, or (2) the business relationship of Borrower or its Material Subsidiaries with any supplier material to their respective operations.

3.21         Agreements and Other Documents.

                As of the Closing Date, Borrower has provided to Administrative Agent or its counsel accurate and complete copies (or detailed summaries or other particulars) of all of the following agreements or documents to which it or any of its Material Subsidiaries are subject and each of which are listed on Schedule 3.21: (1) supply agreements and purchase agreements not terminable by Borrower or its Material Subsidiaries within sixty (60) days following written notice issued by Borrower or its Material Subsidiaries and involving transactions in excess of Cdn$500,000 per annum; (2) any lease of Equipment having a remaining term of one year or longer and requiring aggregate rental and other payments in excess of Cdn$100,000 per annum; (3) licenses and permits held by Borrower or its Material Subsidiaries, the absence of which could reasonably be expected to have a Material Adverse Effect; (4) instruments or documents evidencing Indebtedness of Borrower or its Material Subsidiaries and any Lien granted by Borrower or its Material Subsidiaries with respect thereto; and (5) instruments and agreements evidencing the issuance of any Stock (including Common Shares), warrants, rights or options to purchase Stock of Borrower or its Material Subsidiaries.

3.22         Intentionally Deleted.

3.23         Subordinated Debt.

                As of the Closing Date, the Indebtedness listed on Schedule 3.23 constitutes all of the Subordinated Debt.

SECTION 4

FINANCIAL STATEMENTS AND INFORMATION

4.1           Reports and Notices.

(1)           Borrower hereby agrees that from and after the Closing Date and until the Termination Date, it shall deliver to Administrative Agent and Lenders the Financial Statements, notices, Operating Plans, Budgets, reports and other information at the times, to the Persons and in the manner set forth in Annex D.

(2)           Notwithstanding any other term or condition of this Agreement and provided that no Event of Default has occurred or is continuing or would immediately occur as a direct result of the operation of this Section 4.1(2), Requisite Lenders may, at any time and from time to time by written notice (each, a "Public Period Notice") by Administrative Agent to Borrower, instruct Administrative Agent to waive the requirement for the delivery by Borrower of Financial Statements, notices, Operating Plans, Budgets, and other information required to be delivered pursuant to the terms of this Agreement that are not made publicly available by Borrower to its security holders and Borrower shall not deliver such Financial Statements, notices, Operating Plans, Budgets and other information; provided that:

                (a)           such waiver shall be in effect from the effective date of the Public Period Notice until the earlier of the date of (i) the occurrence of an Event of Default or (ii) written notice by Administrative Agent, acting on the instructions of Requisite Lenders, to Borrower canceling the effect of this Section 4.1(2) (the "Public Period"); and

                (b)           during a Public Period, as soon as practicable, and in any event within one (1) Business Day after an executive officer of Borrower has actual knowledge of the existence of any Default or Event of Default, Borrower shall provide notice of same simultaneously to all Agents, Lenders and Borrower's security holders.

4.2           Intentionally Deleted.

SECTION 5

AFFIRMATIVE COVENANTS

        Except with the prior written consent of Requisite Lenders, Borrower agrees that from and after the date hereof and until the Termination Date:

5.1           Maintenance of Existence and Conduct of Business.

                Borrower shall, and shall cause each of its Material Subsidiaries to, (1) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; (2) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder; (3) at all times maintain, preserve and protect all of its properties and assets used or useful in the conduct of its business, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices; (4) and transact business only in such corporate and trade names as are set forth in Schedule 5.1.

5.2           Payment of Obligations.

(1)           Subject to Section 5.2(2), Borrower shall pay and discharge or cause to be paid and discharged promptly all Charges payable by it or its Material Subsidiaries, including (a) Charges imposed upon it or its

Material Subsidiaries, its or its Material Subsidiaries' income and profits, or any of its or its Material Subsidiaries' property and assets and all Charges with respect to employee source deduction obligations and (b) lawful claims for labour, materials, supplies and services or otherwise, before any thereof shall become past due.

(2)           Borrower may in good faith contest, by appropriate proceedings, the validity or amount of any Charges or claims described in Section 5.2(1); provided that (a) adequate reserves with respect to such contest are maintained on the books of Borrower in accordance with GAAP, (b) no Lien shall be imposed to secure payment of such Charges that is superior to any of the Liens securing payment of the Obligations, (c) such contest is maintained and prosecuted continuously and with diligence and operates to suspend collection or enforcement of such Charges, (d) none of the Collateral becomes subject to forfeiture or loss as a result of such contest, (e) Borrower shall promptly pay or discharge such contested Charges or claims and all additional charges, interest, penalties and expenses, if any, and shall deliver to Administrative Agent evidence acceptable to Requisite Lenders of such compliance, payment or discharge, on the earliest of the day any such amount is required by law to be paid, the day such contest is terminated or discontinued adversely to Borrower or any of its Material Subsidiaries and the day the conditions set forth in this Section 5.2(2) are no longer met or (f) Administrative Agent, acting on the instructions of Requisite Lenders, has not advised Borrower in writing that Requisite Lenders believe that nonpayment or nondischarge thereof could reasonably be expected to have or result in a Material Adverse Effect.

5.3           Books and Records.

                Borrower shall keep adequate books and records with respect to its and its Material Subsidiaries' business activities in which proper entries, reflecting all financial transactions, are made in accordance with GAAP and on a basis consistent with the Financial Statements attached as Schedule 3.4(1) and such books and records shall be maintained at Borrower's chief executive office set forth on Schedule 3.2.

5.4           Insurance; Damage to or Destruction of Collateral.

(1)           Borrower shall, at its sole cost and expense, maintain the policies of insurance described on Schedule 3.17 as in effect on the date hereof or otherwise as is customary and prudent in the industry of Borrower. If Borrower at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay all premiums relating thereto, Administrative Agent may at any time or times thereafter obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which Requisite Lenders deems advisable. Administrative Agent shall have no obligation to obtain insurance for Borrower or its Material Subsidiaries or pay any premiums therefor. By doing so, Administrative Agent shall not be deemed to have waived any Default or Event of Default arising from Borrower's failure to maintain such insurance or pay any premiums therefor. All sums so disbursed, including legal fees, court costs and other charges related thereto, shall be payable on demand by Borrower to Administrative Agent and shall be additional Obligations hereunder secured by the Collateral. Borrower shall deliver to Administrative Agent, in form and substance satisfactory to Requisite Lenders, endorsements to (a) all "All Risk" and business interruption insurance of Borrower and its Material Subsidiaries naming Collateral Agent as loss payee, and containing the standard mortgage clause approved by the Insurance Bureau of Canada and (b) all general liability and other liability policies naming Collateral Agent as additional insured.

(2)           Administrative Agent, acting on the instructions of Requisite Lenders, reserves the right at any time upon any change in Borrower's or its Material Subsidiaries' risk profile (including any change in the product mix maintained by Borrower or its Material Subsidiaries or any laws affecting the potential liability of Borrower or its Material Subsidiaries) to require additional forms and limits of insurance to, in the reasonable opinion of Requisite Lenders, adequately protect Collateral Agent's interests, on behalf of Agents and Lenders, in all or any portion of the Collateral and to ensure that Borrower and its Material Subsidiaries are protected by insurance in amounts and with coverage customary for their industry. If requested by Administrative Agent, acting on the instructions of Requisite Lenders, Borrower shall deliver to Administrative Agent from time to time a report of a reputable insurance broker, satisfactory to Requisite Lenders, with respect to its insurance policies.

(3)           Borrower irrevocably makes, constitutes and appoints Administrative Agent (and all Related Parties designated by Administrative Agent), so long as any Event of Default shall have occurred and be continuing or the anticipated insurance proceeds exceed Cdn$500,000, as Borrower's and its Material Subsidiaries' true and lawful agent and attorney-in-fact for the purpose of making, settling and adjusting claims under such "All Risk" policies of insurance, endorsing the name of Borrower or any Subsidiary on any cheque or other item of payment for the proceeds of such "All Risk" policies of insurance and for making all determinations and decisions with respect to such "All Risk" policies of insurance. Administrative Agent shall have no duty to exercise any rights or powers granted to it pursuant to the foregoing power-of-attorney. Borrower shall promptly notify Administrative Agent of any loss, damage, or destruction to the Collateral in the amount of Cdn$100,000 or more, whether or not covered by insurance. After deducting from such proceeds the expenses, if any, incurred by Administrative Agent in the collection or handling thereof, Administrative Agent shall remit the balance to Borrower which shall use such money, or any part thereof, firstly to replace, repair, restore or rebuild the Collateral in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction and secondly for the Purpose.

5.5           Compliance with Laws.

(1)           Borrower shall, and shall cause each of its Material Subsidiaries to, comply with all federal, provincial, local and foreign laws and regulations applicable to it, including those relating to licensing and employment and labour matters and Environmental Laws and Environmental Permits, except to the extent that the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(2)           For each existing Canadian Pension Plan and SR Group Pension Plan, Borrower shall ensure that such plan retains its registered status under and is administered in a timely manner in all material respects in accordance with the applicable pension plan text, funding agreement, the ITA and all other applicable laws.

(3)           For each Canadian Pension Plan and SR Group Pension Plan hereafter adopted by Borrower or any of its Material Subsidiaries which is required to be registered under the ITA or any other applicable laws, Borrower shall use its best efforts to seek and receive confirmation in writing from the applicable Governmental Authorities to the effect that such plan is unconditionally registered under the ITA or such other applicable laws.

(4)           For each existing and hereafter adopted Canadian Pension Plan, Canadian Benefit Plan and SR Group Pension Plan, Borrower shall in a timely fashion perform in all material respects all obligations (including fiduciary, funding, investment and administration obligations) required to be performed in connection with such plan and the funding media therefor.

(5)           Borrower shall deliver to Administrative Agent and Lenders, (a) promptly after the filing thereof with any applicable Governmental Authority, copies of each annual and other return, report or valuation with respect to each Canadian Pension Plan and SR Group Pension Plan; (b) promptly after receipt thereof, a copy of any direction, order, notice, ruling or opinion that Borrower or any of its Material Subsidiaries may receive from any applicable Governmental Authority with respect to any Canadian Pension Plan or SR Group Pension Plan; and (c) prompt notification of any increases having a cost to Borrower or any of its Material Subsidiaries in excess of Cdn$150,000 per annum, in the benefits of any existing Canadian Pension Plan, Canadian Benefit Plan or SR Group Pension Plan, or the establishment of any new Canadian Pension Plan, Canadian Benefit Plan or SR Group Pension Plan, or the commencement of contributions to any such plan to which Borrower or its Material Subsidiaries were not previously contributing.

5.6           Supplemental Disclosure.

                From time to time as may be requested by Requisite Lenders, Borrower shall supplement each Schedule hereto, or any representation herein or in any other Loan Document, with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Schedule or as an exception to such representation or which is necessary to correct any information in such Schedule or representation which has been rendered inaccurate thereby (and, in the case of any supplements to any Schedule, such Schedule shall be appropriately marked to show the changes made therein); provided that (1) no such supplement to any such Schedule or representation shall be or be deemed a waiver of any Default or Event of Default resulting from the matters disclosed therein, except as consented to by Requisite Lenders in writing; (2) no supplement shall be required as to representations and warranties that relate solely to the Closing Date; and (3) all such requested supplements shall be provided to Lenders within ten (10) days from such request.

5.7           Intellectual Property.

                Borrower shall, and shall cause each of its Material Subsidiaries to, conduct its business and affairs without infringement of or interference with any Intellectual Property of any other Person in any material respect.

5.8           Environmental Matters.

                Borrower shall, and shall cause each Person within its control to, (1) conduct its operations and keep and maintain its Real Estate in compliance with all Environmental Laws and Environmental Permits other than noncompliance which could not reasonably be expected to have a Material Adverse Effect; (2) implement any and all investigation, remediation, removal and response actions which are appropriate or necessary to maintain the value and marketability of the Real Estate or to otherwise comply with Environmental Laws and Environmental Permits pertaining to the presence, generation, treatment, storage, use, disposal, transportation or Release of any Hazardous Material on, at, in, under, above, to, from or about any of the Real Estate; (3) notify Administrative Agent promptly after Borrower becomes aware of any violation of Environmental Laws or Environmental Permits or any Release on, at, in, under, above, to, from or about any Real Estate which could reasonably be expected to result in Environmental Liabilities in excess of Cdn$50,000; and (4) promptly forward to Administrative Agent a copy of any order, notice, request for information or any communication or report received by Borrower or its Material Subsidiaries in connection with any such violation or Release or any other matter relating to any Environmental Laws or Environmental Permits that could reasonably be expected to result in Environmental Liabilities in excess of Cdn$50,000, in each case whether or not any Governmental Authority has taken or threatened any action in connection with any such violation, Release or other matter. If Requisite Lenders at any time have a reasonable basis to believe that there may be a violation of any Environmental Laws or Environmental Permits by Borrower or any of its Material Subsidiaries or any Environmental Liability arising thereunder, or a Release of Hazardous Materials on, at, in, under, above, to, from or about any of the Real Estate, which, in each case, could reasonably be expected to have a Material Adverse Effect, then Borrower shall, upon Administrative Agent's written request (a) cause the performance of such environmental audits including subsurface sampling of soil and groundwater, and preparation of such environmental reports, at Borrower's expense, as Administrative Agent may from time to time request, which shall be conducted by reputable environmental consulting firms acceptable to Requisite Lenders and shall be in form and substance acceptable to Requisite Lenders, and (b) permit any Agent or its Related Parties to have access to all Real Estate for the purpose of conducting such environmental audits and testing as Requisite Lenders deem appropriate, including subsurface sampling of soil and groundwater. Borrower shall reimburse Administrative Agent for the costs of such audits and tests and the same will constitute a part of the Obligations secured hereunder.

5.9           Landlords' Agreements, Mortgagee Agreements and Bailee Letters.

(1)           If requested by Requisite Lenders, Borrower shall obtain a landlord's agreement, mortgagee agreement or bailee letter, as applicable, from the lessor of each leased property or mortgagee of owned property or with respect to any warehouse, processor or converter facility or other location where Collateral is located, which agreement or letter shall contain a waiver or subordination of all Liens or claims (including any distraint rights) that the landlord, mortgagee or bailee may assert against the Collateral at that location, and shall otherwise be satisfactory in form and substance to Requisite Lenders. After the Closing Date, no real property or warehouse space shall be leased or acquired by Borrower or its Material Subsidiaries and no Inventory shall be shipped to a processor or converter under arrangements established after the Closing Date without the prior written consent of Requisite Lenders or, unless and until a satisfactory landlord or mortgagee agreement or bailee letter, as appropriate, shall first have been obtained with respect to such location. Borrower shall, and shall cause each of its Material Subsidiaries to, timely and fully pay and perform its obligations under all leases and other agreements with respect to each leased location or public warehouse where any Collateral is or may be located.

(2)           If Borrower acquires any real property after the Closing Date, Borrower shall deliver to Collateral Agent concurrently with or immediately following such acquisition a first-ranking Mortgage or Lien (subject to Permitted Encumbrances) covering such real property, title insurance policies, a legal opinion, current as-built surveys, zoning letters and certificates of occupancy, in each case, in form and substance (a) substantially similar to those that Borrower delivered on or about the Closing Date in respect of certain of Borrower's Real Estate owned by Borrower on such date and (b) reasonably satisfactory to Requisite Lenders.

5.10         Purpose; Budget.

(1)           Borrower shall ensure that each Revolving Credit Advance and the proceeds of the Term Loan shall be applied exclusively for the Purpose.

(2)           During the Private Period, Borrower shall (a) ensure that each Revolving Credit Advance complies with the terms of the Original Budget and each subsequent Budget (to the extent that the Original Budget or a Budget is not inconsistent with the most recent Budget approved in writing by Requisite Lenders) and (b) permit Requisite Lenders, from time to time, at the option of Requisite Lenders, to participate with Borrower in approving each Budget and Borrower shall promptly provide a copy of such approved Budget to all Lenders.

5.11         Visits and Inspections; Lender Meetings.

                Borrower agrees that it shall, and shall cause its Material Subsidiaries to, permit (i) Agents, any Lender and their respective Related Parties, from time to time, as often as may be reasonably requested, but only during normal business, hours, to visit and inspect the properties of Borrower and each of its Material Subsidiaries, inspect, audit and make extracts from their respective books and records, and discuss with their respective Related Parties, Borrower's and each of its Material Subsidiaries' business, assets, liabilities, financial condition, business prospects and results of operations and (ii) appraisers engaged by Agents (whether or not personnel of Agents or any Lender), from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the properties of Borrower and each of its Material Subsidiaries, for the purpose of completing appraisals. Agents or any Lender, if no Default or Event of Default then exists or is reasonably likely to occur, shall give Borrower or the applicable Subsidiary reasonable prior notice of any such inspection or audit. Without limiting the foregoing, Borrower will participate and will cause their Related Parties and Material Subsidiaries to participate in meetings with Agents, Lenders and their respective Related Parties periodically during each year, which meeting(s) shall be held at such times and such places as may be reasonably requested by Agents.

5.12         Further Assurances.

                Borrower agrees that it shall, at Borrower's expense and upon request of Administrative Agent, duly execute and deliver, or cause to be duly executed and delivered, to Administrative Agent such further instruments and do and cause to be done such further acts as may be necessary, proper or desirable in the opinion of Requisite Lenders to carry out more effectively the provisions and purposes of this Agreement or any other Loan Document.

5.13         Intentionally Deleted.

5.14         Operating Plan and Financial Covenants.

                Borrower agrees that:

                (a)           it shall deliver to Lenders an Operating Plan for Fiscal Year 2005 by no later than July 15, 2005 (or such later date as Requisite Lenders may consent to in writing);

                (b)           by no later than August 15, 2005 (or such later date as Requisite Lenders may consent to in writing), Borrower and Requisite Lenders shall negotiate and agree upon, each acting in good faith, revised Financial Covenants and related definitions based on the information set forth in such Operating Plan; and

                (c)           this Agreement shall be amended and revised (in form and substance satisfactory to Borrower and Requisite Lenders, each acting in good faith) to include such negotiated and agreed upon revised Financial Covenants and related definitions, provided that any failure by Borrower to deliver such Operating Plan by the date referred to in paragraph (a) immediately above or agree upon any revised Financial Covenants and related definitions by the date referred to in paragraph (b) immediately above or negotiate in good faith as provided for in this Section 5.14 shall constitute an "Event of Default" hereunder.

SECTION 6

NEGATIVE COVENANTS

        Borrower agrees that, without the prior written consent of Requisite Lenders, from and after the date hereof until the Termination Date:

6.1           Amalgamations, Subsidiaries, Etc.

                Borrower shall not, and shall cause each of its Material Subsidiaries not to, directly or indirectly, by operation of law or otherwise, (1) form or acquire any Subsidiary, or (2) amalgamate or merge with, consolidate with, acquire all or substantially all of the property, assets or Stock of, or otherwise combine with or acquire, any Person; except that Borrower and its Material Subsidiaries may form Subsidiaries in the ordinary course of their respective businesses consistent with past practice.

6.2           Investments; Loans and Advances.

                Except as otherwise expressly permitted by this Section 6 or in accordance with the Restructuring Term Sheet, Borrower shall not, and shall cause each of its Material Subsidiaries not to, make or permit to exist any investment in, or make, accrue or permit to exist loans or advances of money to, any Person, through the direct or indirect lending of money, holding of securities or otherwise; except that Borrower may hold funds in the Borrower Accounts and Disbursement Accounts and investments comprised of notes payable, or stock or other securities issued by Account Debtors to Borrower pursuant to negotiated agreements with respect to settlement of such Account Debtor's Accounts in the ordinary course of business, so long as the aggregate amount of such Accounts so settled by Borrower does not exceed Cdn$1,000,000; provided further that Borrower may hold the following investments in paragraphs (a) and (b) immediately below and the amount of such investments shall be excluded from determining such Cdn$1,000,000 amount:

                (a)           notes payable or stock or other securities issued by Telmex Argentina to Borrower from time to time pursuant to negotiated agreements with respect to settlement of Telmex Argentina's Accounts in the ordinary course of business; and

                (b)           notes payable or stock or other securities issued by any Account Debtor to Borrower pursuant to negotiated agreements with respect to settlement of Accounts and which are insured by insurance or guaranteed by letters of credit or letters of guarantee (in each case in form and substance satisfactory to Requisite Lenders).

6.3           Indebtedness; Unfunded Pension and Benefit Plan Obligations.

(1)           Borrower shall not, and shall cause each of its Material Subsidiaries not to, create, incur, assume or permit to exist any Indebtedness, except (without duplication) (a) Indebtedness secured by Liens permitted in Section 6.7, (b) the Loans and the other Obligations and (c) existing Indebtedness described in Schedule 6.3.

(2)           Except in accordance with the Restructuring Term Sheet, Borrower shall not, and shall cause each of its Material Subsidiaries not to, directly or indirectly, voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness, other than the Obligations.

(3)           Borrower shall not, and shall cause each of its Material Subsidiaries not to, permit its unfunded pension fund and other employee benefit plan obligations and liabilities to remain unfunded other than in accordance with applicable law.

6.4           Affiliate Transactions and Employee Loans.

(1)           Except as otherwise expressly permitted in this Section 6 or in accordance with the Restructuring Term Sheet, Borrower shall not, and shall cause each of its Material Subsidiaries not to, enter into or be a party to any transaction with any of its Affiliates (other than direct or indirect wholly-owned Material Subsidiaries) except in the ordinary course of and pursuant to the reasonable requirements of Borrower's or its Material Subsidiaries' business and upon fair and reasonable terms that are no less favourable to Borrower or its Material Subsidiaries than would be obtained in a comparable arm's length transaction with a Person not an Affiliate of Borrower. In addition, prior to entering into any transaction with any of its Affiliates (other than for the purchase and sale of goods that are in compliance with the first sentence of this Section 6.4(1)), the terms of each such transaction must be disclosed ten (10) days in advance to Administrative Agent. All such transactions existing as of the date hereof are described on Schedule 6.4(1).

(2)           Borrower shall not, and shall cause each of its Material Subsidiaries not to, enter into any lending or borrowing transaction with any of its employees, except on an arm's-length basis in the ordinary course of business consistent with past practices for travel expenses, relocation costs and similar purposes.

6.5           Capital Structure and Business.

                Except in accordance with the Restructuring Term Sheet, Borrower shall not, and shall cause each of its Material Subsidiaries not to, (1) make any changes to its capital structure or in any of its business objectives, purposes or operations which could in any way adversely affect the repayment of the Loans or any of the other Obligations or could reasonably be expected to have or result in a Material Adverse Effect; or (2) amend its constating documents or bylaws in a manner which would adversely affect Borrower's or any of its Material Subsidiaries' duty or ability to repay the Obligations. Borrower shall not, and shall cause each of its Material Subsidiaries not to, engage in any business other than the businesses currently engaged in by it or businesses reasonably related thereto.

6.6           Guaranteed Indebtedness.

                Except in accordance with the Restructuring Term Sheet, Borrower shall not, and shall cause each of its Material Subsidiaries not to, create, incur, assume or permit to exist any Guaranteed Indebtedness except for Guaranteed Indebtedness set forth on Schedule 6.3.

6.7           Liens.

(1)           Borrower shall not, and shall cause each of its Material Subsidiaries not to, create, incur, assume or permit to exist any Lien on or with respect to its Accounts or any of its other properties, assets or undertakings (whether now owned or hereafter acquired) except:

                (a)           Permitted Encumbrances;

                (b)           Liens in existence on the date hereof and summarized on Schedules 3.6 and 6.7;

                (c)           Liens created after the date hereof by conditional sale or other title retention agreements (including Capital Leases) or in connection with purchase money Indebtedness with respect to Equipment and Fixtures acquired by Borrower or its Material Subsidiaries in the ordinary course of business, involving the incurrence of an aggregate amount of purchase money Indebtedness and Capital Lease Obligations of not more than Cdn$500,000 outstanding at any one time for all such Liens; provided that such Liens attach only to the assets subject to such purchase money Indebtedness and such Indebtedness is incurred within twenty (20) days following such purchase and does not exceed one hundred percent (100%) of the purchase price of the subject assets;

                (d)           Liens created after the date hereof in connection with purchase money Indebtedness with respect to Inventory acquired by Borrower or its Material Subsidiaries in the ordinary course of business, involving the incurrence of an aggregate amount of purchase money Indebtedness of not more than Cdn$2,000,000 outstanding at any one time for all such Liens; provided that such Liens attach only to the assets subject to such purchase money Indebtedness and such Indebtedness is incurred within twenty (20) days following such purchase and does not exceed one hundred percent (100%) of the purchase price of the subject assets;

                (e)           Liens permitted in accordance with the Restructuring Term Sheet;

                (f)            to the extent set forth and described in the Original Budget or a Budget approved in writing by Requisite Lenders, Liens created after the date hereof in the form of cash or cash equivalent collateral as security for any credit facility made or to be made available to Borrower or any Material Subsidiary with respect to the issuance of letters of credit or letters of guarantee required in the ordinary course of business of Borrower or a Material Subsidiary; and

                (g)           to the extent set forth and described in the Original Budget or a Budget approved in writing by Requisite Lenders, Liens created after the date hereof and ranking pari passu with Collateral Agent's Liens under the Collateral Documents in favour of EDC as security for any indebtedness of Borrower or any of its Material Subsidiaries to EDC pursuant to the performance security guarantee program of EDC.

(2)           In addition, Borrower shall not, and shall cause each of its Material Subsidiaries not to, become a party to any agreement, note, indenture or instrument, or take any other action, which would prohibit the creation of a Lien on any of its properties, assets or undertaking in favour of Collateral Agent, on behalf of Agents and Lenders, as additional collateral for the Obligations, except operating leases, Capital Leases or Licenses which prohibit Liens upon the assets that are subject thereto.

6.8           Sale of Stock and Assets.

                Borrower shall not, and shall cause each of its Material Subsidiaries not to, sell, transfer, convey, assign or otherwise dispose of any of its properties, assets or undertaking including any of its Accounts or issue any Stock of Material Subsidiaries, other than (1) the sale of Inventory in the ordinary course of business and equipment to the CTR Group (as defined in the Support Agreement) in accordance with Section 3(c) of the Support Agreement; (2) the sale, transfer, conveyance or other disposition by Borrower or its Material Subsidiaries of Equipment or Fixtures that are obsolete or no longer used or useful in Borrower's or its Material Subsidiaries' business and having a value not exceeding Cdn$250,000 in the aggregate per annum, (3) Stock contemplated to be issued pursuant to the Restructuring Term Sheet and (4) to the extent set forth and described in the Original Budget or a Budget approved in writing by Requisite Lenders, the sale, assignment, securitization, discounting or similar disposition of letters of credit or Accounts to banks, EDC or other financial institutions; provided that, notwithstanding any other term or condition of this Agreement, in accordance with Section 11.2(2)(e), the prior written consent of all Lenders shall be required to permit Borrower or any of its Material Subsidiaries to sell, transfer, convey, assign or otherwise dispose of any of the Collateral except for transactions permitted pursuant to paragraphs (1), (2), (3) and (4) immediately above.

6.9           Financial Covenants.

                During the Public Period, Borrower shall not breach or fail to comply with any of the Financial Covenants (the "Financial Covenants") set forth in Annex E, as the same are negotiated and determined pursuant to Section 5.14.

6.10         Hazardous Materials.

                Borrower shall not, and shall cause each of its Material Subsidiaries not to, cause or permit a Release of any Hazardous Material on, at, in, under, above, to, from or about any of the Real Estate where such Release would (1) violate in any respect, or form the basis for any Environmental Liabilities under, any Environmental Laws or Environmental Permits or (2) otherwise adversely impact the value or marketability of any of the Real Estate or any of the Collateral, other than such violations or impacts which could not reasonably be expected to have a Material Adverse Effect.

6.11         Sale-Leasebacks.

                Borrower shall not, and shall cause each of its Material Subsidiaries not to, engage in any sale-leaseback, synthetic lease or similar transaction involving any of its property, assets or undertaking.

6.12         Cancellation of Indebtedness.

                Except in accordance with the Restructuring Term Sheet, Borrower shall not, and shall cause each of its Material Subsidiaries not to, cancel any claim or debt owing to it, except for reasonable consideration negotiated on an arm's-length basis and in the ordinary course of its business consistent with past practices.

6.13         Restricted Payments.

                Borrower shall not, and shall cause each of its Material Subsidiaries not to, make any Restricted Payment, except (a) employee loans permitted under Section 6.4(2) above and (b) pursuant to the Restructuring Term Sheet to the extent that any such Restricted Payment thereunder would not result in a breach of the Financial Covenants set forth on Annex E.

6.14         Change of Corporate Name or Location; Change of Fiscal Year.

(1)           Borrower shall not, and shall cause each of its Material Subsidiaries not to, (1) change its corporate name, or (2) change its chief executive office, principal place of business, corporate offices or warehouses or locations at which Collateral is held, located or stored, or the location of its records concerning the Collateral from that set forth on Schedule 3.2, in any case without at least thirty (30) days prior written notice to Administrative Agent and after Administrative Agent's written acknowledgment that any action requested by Requisite Lenders in connection therewith, including to continue the perfection of any Liens in favour of Collateral Agent, on behalf of Agents and Lenders, in any Collateral, has been completed or taken, and provided that any such new location shall be in the Province of Quebec.

(2)           Borrower shall not, and shall cause its Material Subsidiaries not to, change its accounting periods (including the Fiscal Quarter and the Fiscal Year).

6.15         No Speculative Transactions.

                Borrower shall not, and shall cause each of its Material Subsidiaries not to, engage in any transaction involving commodity options, futures contracts or similar transactions, except solely to hedge against fluctuations in the prices of commodities owned or purchased by it and the values of foreign currencies receivable or payable by it and interest swaps, caps or collars.

6.16         Intentionally Deleted.

6.17         Changes Related to Subordinated Debt.

                Borrower shall not, and shall cause each of its Material Subsidiaries not to, change or amend the terms of any Subordinated Debt (or any indenture or agreement in connection therewith).

6.18         Intentionally Deleted.

SECTION 7
TERM

7.1           Termination.

                The financing arrangements contemplated hereby shall be in effect until the Commitment Termination Date, and the Loans and all other Obligations shall be automatically due and payable in full on such date.

7.2           Survival of Obligations Upon Termination of Financing Arrangements.

                Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the obligations, duties and liabilities of Borrower or its Subsidiaries or the rights of Agents and Lenders relating to any unpaid portion of the Loans or any other Obligations, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination or cancellation, or any transaction or event, the performance of which is required after the Commitment Termination Date. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon Borrower or its Subsidiaries, and all rights of Agents and Lenders, all as contained in the Loan Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided however, that in all events the provisions of Section 11, the payment obligations under Sections 1.13 and 1.14, and the indemnities contained in the Loan Documents shall survive the Termination Date.

SECTION 8
EVENTS OF DEFAULT: RIGHTS AND REMEDIES

8.1           Events of Default.

                The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:

(1)           Borrower or any of its Subsidiaries (a) fails to make any payment of principal of, or interest on, or Fees owing in respect of, the Loans or any of the other Obligations when due and payable, or (b) fails to pay or reimburse any Agent or Lender for any expense reimbursable hereunder or under any other Loan Document within three (3) days following an Agent's or a Lender's demand for such reimbursement or payment of expenses.

(2)           Borrower fails or neglects to perform, keep or observe any of the provisions of Sections 1.2, 1.3, 1.7, 1.12, 1.13, 1.14, 4, 5, 6, or any of the provisions set forth in Annexes B, D or E respectively and the same shall remain unremedied for five (5) Business Days or more.

(3)           Borrower or any of its Material Subsidiaries fails or neglects to perform, keep or observe any other provision of this Agreement or of any of the other Loan Documents (other than any provision embodied in or covered by any other paragraph of this Section 8.1) and the same shall remain unremedied for five (5) Business Days or more.

(4)           A default or breach shall occur under any other agreement, document or instrument to which Borrower or any of its Material Subsidiaries is a party (other than any default or breach caused by any act or omission of any Agent or Lender) which is not cured within any applicable cure or grace period, and such default or breach:

                (a)           involves the failure to make any payment when due in respect of any Indebtedness (other than (i) the Obligations and (ii) any Ordinary Course Indebtedness) of Borrower or any of its Material Subsidiaries in excess of Cdn$100,000 in the aggregate; or

                (b)           causes, or permits any holder of any Indebtedness (other than (i) the Obligations and (ii) and Ordinary Course Indebtedness), or a trustee to cause, such Indebtedness or a portion thereof in excess of Cdn$100,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, regardless of whether such default is waived, or such right is exercised, by such holder or trustee; or

                (c)           is a default or breach under the Restructuring Term Sheet; or

                (d)           involves the failure to make any payment when due in respect of Ordinary Course Indebtedness in excess of Cdn$1,000,000 in the aggregate.

(5)           Any representation or warranty herein or in any Loan Document or in any written statement, report, Financial Statement or certificate made or delivered to any Agent or Lender by Borrower or any of its Subsidiaries is untrue or incorrect in any material respect as of the date when made or deemed made.

(6)           Property or assets of Borrower or any of its Material Subsidiaries with a fair market value in the aggregate of Cdn$100,000 or more shall be attached, seized, levied upon or subjected to execution, garnishment, distress or any other similar process, or come within the possession of any trustee, interim receiver, receiver, receiver and manager, liquidator, administrator, custodian, sequestrator, agent, examiner, monitor, sheriff, bailiff or other similar official or assignee for the benefit of creditors of Borrower or any of its Material Subsidiaries and such condition continues for thirty (30) days or more.

(7)           Any involuntary case or proceeding (including the filing of any notice in respect thereof) is commenced against Borrower or any of its Material Subsidiaries under any Insolvency Law, any incorporation law or other applicable law in any jurisdiction in respect of the:

                (a)           bankruptcy, liquidation, winding-up, cessation, dissolution or suspension of general operations,

                (b)           composition, compromise, rescheduling, reorganization, arrangement or readjustment of, or other relief from, or stay of proceedings to enforce, some or all of the debts or obligations,

                (c)           appointment of a trustee, interim receiver, receiver, receiver and manager, liquidator, administrator, custodian, sequestrator, agent, examiner, monitor or other similar official for, or for all or a substantial part of the property and assets, or

                (d)           possession, foreclosure, seizure or retention, sale or other disposition of, or other proceedings to enforce security over, all or a substantial part of the property and assets, of Borrower or any of its Material Subsidiaries and such case or proceeding shall remain undismissed or unstayed for thirty (30) days or more or such court shall enter a decree or order granting the relief sought in such case or proceeding.

(8)           Borrower or any of its Material Subsidiaries (i) commences or fails to contest in a timely and appropriate manner or consents to the institution of cases or proceedings referred to in Section 8.1(7) above or to the filing of any petition or application or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of Borrower or any of its Material Subsidiaries or of any part of Borrower's or any of its Material Subsidiaries' property and assets or (ii) shall take any corporate action in furtherance of any of the foregoing or of any of the cases or proceedings referred to in Section 8.1(7) above or (iii) admits in writing its inability to pay its debts as such debts become due or (iv) becomes insolvent.

(9)           A final judgment or judgments for the payment of money in excess of Cdn$250,000 in the aggregate at any time outstanding shall be rendered against Borrower or any of its Material Subsidiaries and the same shall not, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed or bonded pending appeal, or shall not have been discharged prior to the expiration of any such stay.

(10)         Any obligation of Borrower or any of its Subsidiaries under any provision of any Loan Document shall for any reason become unlawful and as a result cease to be valid, binding and enforceable in accordance with its terms (or Borrower or any of its Subsidiaries shall on any basis challenge the enforceability of any Loan Document or shall on any basis assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms), or any Lien created under any Loan Document shall cease to be a valid and perfected first priority Lien (except as otherwise permitted herein or therein) in any of the Collateral purported to be covered thereby.

(11)         Any involuntary and unanticipated event shall occur, whether or not insured or insurable, as a result of which revenue-producing activities cease or are substantially curtailed at any facility of Borrower or any of its Material Subsidiaries generating more than ten percent (10%) of Borrower's revenues (on a consolidated basis) for the Fiscal Year preceding such event and such cessation or curtailment continues for more than thirty (30) days.

(12)         Any default or breach by Borrower or any of its Material Subsidiaries shall occur and be continuing under any agreement (including the CTR Guarantee) to which Borrower or any of its Material Subsidiaries is a party or any of its property or assets is subject, and such breach or default (other than a breach or default under the CTR Guarantee) could reasonably be expected to have a Material Adverse Effect.

8.2           Remedies.

(1)           If any Default or Event of Default shall have occurred and be continuing, Administrative Agent may (and shall on the instructions of the Requisite Lenders), without notice, suspend further Advances whereupon no further Advance shall be made or extended in Requisite Lenders' sole discretion so long as such Default or Event of Default is continuing.

(2)           If any Event of Default shall have occurred and be continuing, Administrative Agent may (and shall on the instructions of Requisite Lenders), without notice, (a) terminate further Advances; (b) declare all or any portion of the Obligations, including all or any portion of any Loan to be forthwith due and payable, all without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower; and (c) exercise any rights and remedies provided to any Agent or Lender under the Loan Documents and/or at law or equity, including all remedies provided under the PPSA, the Civil Code, the equivalents thereof, or other laws similar thereto in any jurisdiction; provided however, that upon the earliest to occur of (i) the date an initial order is made under Section 11 of the CCAA with respect to Borrower, (ii) the date on which Borrower becomes a bankrupt pursuant to the BIA and (iii) the date on which Borrower initiates proceedings under Part III of the BIA, further Advances shall be immediately terminated and all of the Obligations, including the Loans, shall become immediately due and payable without declaration, notice or demand by any Person.

8.3           Waivers by Borrower.

                Except as otherwise provided for in this Agreement or by applicable law, Borrower waives: (a) presentment, demand and protest and notice of presentment, dishonour, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guarantees at any time held by any Agent or Lender on which Borrower or any of its Subsidiaries may in any way be liable, and hereby ratifies and confirms whatever any Agent or Lender may do in this regard, (b) all rights to notice and a hearing prior to any Agent's taking possession or control of, or to any Agent's replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing any Agent to exercise any of its remedies, and (c) the benefit of all valuation, appraisal, marshalling and exemption laws.

SECTION 9
ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENTS

9.1           Assignment and Participations.

(1)           Subject to the terms of this Section 9.1, any Lender may make an assignment to a Qualified Assignee of, or a sale of participations in, at any time or times, the Loan Documents, its Loans or Commitment or any portion thereof or interest therein, including any Lender's rights, title, interests, remedies, powers or duties thereunder. Any assignment by a Lender shall: (i) require the execution of an assignment agreement (an "Assignment Agreement" substantially in the form attached hereto as Exhibit 9.1(a) and satisfactory to Requisite Lenders); (ii) be conditioned on such assignee Lender representing to the assigning Lender and Administrative Agent that it is purchasing the applicable Obligations to be assigned to it for its own account, for investment purposes and not with a view to the distribution thereof; (iii) after giving effect to any such partial assignment, the assignee Lender shall have Commitments in an amount at least equal to US$1,000,000 and the assigning Lender shall have retained Commitments in an amount at least equal to US$1,000,000; (iv) include a payment to Administrative Agent of an assignment fee of Cdn$1,000 and (v) include reasonable prior notice to Borrower of such assignment. In the case of an assignment by a Lender under this Section 9.1, the assignee Lender shall have, to the extent of such assignment, the same rights, benefits and obligations as all other Lenders hereunder. The assigning Lender shall be relieved of its obligations hereunder with respect to its Commitments or assigned portion thereof from and after the date of such assignment. Borrower hereby acknowledges and agrees that any assignment shall give rise to a direct obligation of Borrower to the assignee Lender and that the assignee Lender shall be considered to be a "Lender". In all instances, each Lender's liability to make Advances hereunder shall be several and not joint and, in the case of Revolving Credit Advances, shall be limited to such Lender's Pro Rata Share of Revolving Loan Commitment No. 1, Revolving Loan Commitment No. 2, Revolving Loan Commitment No. 3 or Revolving Loan Commitment No. 4, as the case may be. In the event any Lender assigns or otherwise transfers all or any part of the Obligations, in accordance with this Section 9.1, such Lender shall so notify Borrower.

(2)           Any sale of a participation by a Lender of all or any part of its Loans or Commitment shall be made with the understanding that all amounts payable by Borrower hereunder shall be determined as if that Lender had not sold such participation, and that the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except actions directly affecting (i) any reduction in the principal amount of, or interest rate or Fees payable with respect to, any Loan in which such holder participates, (ii) any extension of the scheduled amortization of the principal amount of any Loan in which such holder participates or the final maturity date thereof, and (iii) any release of all or substantially all of the Collateral (other than in accordance with the terms of this Agreement, the Collateral Documents or the other Loan Documents). Neither Agents nor any Lender (other than Lender selling a participation) shall have any duty to any participant and may continue to deal solely with Lender selling a participation as if no such sale had occurred.

(3)           Except as expressly provided in this Section 9.1, no Lender shall, as between Borrower and that Lender, or Agents and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Loan Documents, Loans, Commitment, the Notes, or other Obligations owed to such Lender.

(4)           A Lender may furnish any information concerning Borrower or its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants); provided that such Lender shall obtain from assignees or participants confidentiality covenants substantially equivalent to those contained in Section 11.8.

9.2           Appointment of Agent.

(1)           BNY Trust Company of Canada is hereby appointed to act on behalf of all Lenders as Administrative Agent and Collateral Agent under this Agreement and the other Loan Documents. BNY Trust Company of Canada is also appointed to act as the power of attorney and the "Fondé de Pouvoir" of Lenders, Collateral Agent and the "Bondholders" (as defined in the Security Agreement) for the purposes of holding hypothecs over and against all of Borrower's present and future property, in general, and the Collateral and the Mortgaged Properties, in particular, securing payment of bonds and other titles of indebtedness as envisaged by article 2692 of the Civil Code. To the extent permitted by applicable law and as required to give effect to this Section 9.2, each Loan Document shall be deemed to appoint BNY Trust Company of Canada as Administrative Agent, Collateral Agent, the power of attorney and the "Fondé de Pouvoir" of Lenders, Collateral Agent and the "Bondholders" (as defined in the Security Agreement) and, in such capacity, BNY Trust Company of Canada shall be entitled to all protections, rights, privileges and powers as are expressly provided for the Administrative Agent, Collateral Agent, the power of attorney and the "Fondé de Pouvoir" therein. The provisions of this Section 9.2 are solely for the benefit of each Agent and Lender and neither Borrower nor any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing their functions and duties under this Agreement and the other Loan Documents, Agents shall act solely as agents of Lenders and do not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrower or any other Person. Agents shall have no duties or responsibilities except for those expressly set forth in this Agreement and the other Loan Documents. The duties of Agents shall be mechanical and administrative in nature and Agents shall not have, or be deemed to have, by reason of this Agreement, any other Loan Document or otherwise a fiduciary relationship in respect of any Lender. In respect of notices, agreements or other written communication received by an Agent by or on behalf of Borrower pursuant to the terms of this Agreement or the other Loan Documents, such Agent shall only be required to provide copies of such notice, agreements, documents or other written communication to the Lenders (to the extent not provided to a Lender concurrently with delivery to such Agent) and such Agent shall, except as otherwise expressly provided herein or agreed to between such Agent and Requisite Lenders, have no independent obligation to pursue such notices, agreements, documents or other written communication or review or confirm the sufficieny thereof. Except as expressly set forth in this Agreement and the other Loan Documents, Agents shall not have any duty to disclose, and shall not be liable for failure to disclose, any information relating to Borrower or its Subsidiaries or any Account Debtor that is communicated to or obtained by it or any of its Affiliates in any capacity. Agents shall have the right to delegate any of their respective duties and obligations under the Loan Documents to any Person (each a "Sub-Agent") upon such terms and conditions as such Agent may think fit; provided that (a) such Agent gives each Lender prior written notice and reasonable details thereof, (b) neither Borrower nor any Lender shall have any duty to such Sub-Agent and may continue to deal solely with such delegating Agent and (c) such delegating Agent shall be directly responsible for all such delegated duties and obligations.

(2)           Except in circumstances where an Agent reasonably believes that any Collateral is in material jeopardy or is about to be put in material jeopardy or the rights of Agents or Lenders may be materially prejudiced or impaired and an act or action of such Agent is (in the good faith judgment of such Agent) required to preserve or protect such Collateral or the rights of Agents and Lenders, such Agent shall request instructions from Requisite Lenders or all affected Lenders, as the case may be, with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, and such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from Requisite Lenders or all affected Lenders, as the case may be, and such Agent shall not incur liability to any Person by reason of so refraining. An Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document (a) if such action would, in the opinion of such Agent, be contrary to law or the terms of this Agreement or any other Loan Document, (b) if such action would, in the opinion of such Agent, expose such Agent to Environmental Liabilities or (c) if such Agent shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against an Agent as a result of such Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of Requisite Lenders or all affected Lenders, as applicable.

9.3           Agent's Reliance, Etc.

                Neither an Agent nor any of its Affiliates nor any of their respective Related Parties shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for damages caused by its or their own gross negligence or wilful misconduct. Without limiting the generality of the foregoing, an Agent: (a) may treat the payee of any Note as the holder thereof until Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form reasonably satisfactory to Administrative Agent; (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of Borrower or its Subsidiaries or to inspect the Collateral (including the books and records) of Borrower or its Subsidiaries; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (f) shall incur no liability under or in respect of this Agreement or the other Loan Documents by relying or acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

9.4           Agents Engaging in Business

                Agents and their respective Affiliates may lend money to, invest in, and generally engage in any kind of business with Borrower, any of its Affiliates and any Person who may do business with or own securities of Borrower or any of its Affiliates, all as if they were not Agents and without any duty to account therefor to Lenders. Agents and their respective Affiliates may accept fees and other consideration from Borrower or its Subsidiaries for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

9.5           Lender Credit Decision.

                Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on the Financial Statements referred to in Section 3.4(1) and such other documents and information as it has deemed appropriate, made its own credit and financial analysis of Borrower and its Subsidiaries and its own decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Each Lender acknowledges the potential conflict of interest of each other Lender as a result of Lenders holding disproportionate interests in the Loans, and expressly consents to, and waives any claim based upon, such conflict of interest.

9.6           Indemnification.

                Each Lender agrees to indemnify each Agent (to the extent not reimbursed by Borrower and without limiting the obligations of Borrower hereunder), ratably according to its Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted to be taken by such Agent in connection therewith (for greater certainty, the indemnity in this Section 9.6 in favour of each Agent includes an indemnity for any acts, decisions or documents completed, made or executed, as the case may be, in its capacity as power of attorney and the "Fondé de Pouvoir" as set out in Section 9.2(1)); provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from an Agent's gross negligence or wilful misconduct. Without limiting the foregoing, each Lender agrees to reimburse each Agent promptly upon demand for its Pro Rata Share of any out-of-pocket expenses (including reasonable counsel fees) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that such Agent is not reimbursed for such expenses by Borrower.

9.7           Successor Agent.

                An Agent may resign at any time by giving not less than thirty (30) days' prior written notice thereof to Lenders and Borrower. Upon any such resignation, Requisite Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by Requisite Lenders and shall have accepted such appointment within thirty (30) days after the resigning Agent's giving notice of resignation, then the resigning Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a Lender, if a Lender is willing to accept such appointment, or otherwise shall be a commercial bank or financial institution or a subsidiary of a commercial bank or financial institution if such commercial bank or financial institution is organized under the laws of Canada or any province thereof and has a combined capital and surplus of at least Cdn$300,000,000. If no successor Agent has been appointed pursuant to the foregoing within thirty (30) days after the date such notice of resignation was given by the resigning Agent, such resignation shall become effective and Requisite Lenders shall thereafter perform all the duties of such Agent hereunder until such time, if any, as Requisite Lenders appoint a successor Agent as provided above. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent. Upon the earlier of the acceptance of any appointment as Agent hereunder by a successor Agent or the effective date of the resigning Agent's resignation, the resigning Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents, except that any indemnity rights or other rights in favour of such resigning Agent shall continue. After any resigning Agent's resignation hereunder, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was acting as Agent under this Agreement and the other Loan Documents.

9.8           Setoff and Sharing of Payments.

                In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default and subject to Section 9.9(6), each Lender is hereby authorized at any time or from time to time, without prior notice to Borrower or to any Person other than Administrative Agent, any such notice being hereby expressly waived, to offset and to appropriate and to apply any and all balances held by it at any of its offices for the account of Borrower or its Subsidiaries (regardless of whether such balances are then due to Borrower or its Subsidiaries) and any other properties or assets at any time held or owing by that Lender to or for the credit or for the account of Borrower against and on account of any of the Obligations that are not paid when due; provided that such Lender exercising such offset rights shall give notice thereof to Borrower promptly after exercising such rights. Any Lender exercising a right of setoff or otherwise receiving any payment on account of the Obligations in excess of its Pro Rata Share thereof shall purchase for cash (and the other Lenders or holders shall sell) such participations in each such other Lender's or holder's Pro Rata Share of the Obligations as would be necessary to cause such Lender to share the amount so offset or otherwise received with each other Lender or holder in accordance with their respective Pro Rata Shares, (other than offset rights exercised by any Lender with respect to Sections 1.12, 1.13 or 1.14). Borrower agrees, to the fullest extent permitted by law, that (a) any Lender may exercise its right to offset with respect to amounts in excess of its Pro Rata Share of the Obligations and may, sell participations in such amounts so offset to other Lenders and holders and (b) any Lender so purchasing a participation in the Loans made or other Obligations held by other Lenders or holders may exercise all rights of offset, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of the Loans and the other Obligations in the amount of such participation. Notwithstanding the foregoing, if all or any portion of the offset amount or payment otherwise received is thereafter recovered from Lender that has exercised the right of offset, the purchase of participations by that Lender shall be rescinded and the purchase price restored without interest.

9.9           Advances; Payments; Non-Funding Lenders; Information; Actions in Concert.

(1)           Advances; Payments.

                (a)           Administrative Agent shall notify Lenders, promptly after receipt of a Notice of Revolving Credit Advance and in any event prior to 1:00 p.m. (Toronto time) on the date such Notice of Revolving Credit Advance is received, by telecopy, telephone or other similar form of transmission. Subject to Sections 2, each Lender shall make the amount of such Lender's Pro Rata Share of such Revolving Credit Advance available to Administrative Agent in same day funds by wire transfer to Administrative Agent's account as set forth in Annex F not later than 3:00 p.m. (Toronto time) on the requested funding date; provided that a Lender shall have two (2) Business Days grace period from such requested funding date to make such amount available to Administrative Agent in the event that such Lender, acting in good faith, did not fund such amount as a direct result of administrative error or delay. After receipt of such wire transfers (or, in the Administrative Agent's sole discretion, before receipt of such wire transfers), subject to the terms hereof, Administrative Agent shall make the requested Revolving Credit Advance to Borrower. All payments by each Lender shall be made without setoff, counterclaim or deduction of any kind.

                (b)           Not less than once during each calendar month or more frequently at Administrative Agent's election (each, a "Settlement Date"), Administrative Agent shall advise each Lender by telecopy of the amount of such Lender's Pro Rata Share of principal, interest and Fees paid for the benefit of Lenders with respect to each Loan. Provided that a Lender has funded all advances and payments (other than in respect of an advance or payment not required to be funded or made by all Lenders as a result of Requisite Lenders determining in their sole discretion that the conditions precedent in Section 2.1 and 2.2 have not been satisfied) required to be made by it and purchased all participations required to be purchased by it under this Agreement and the other Loan Documents as of such Settlement Date, Administrative Agent shall pay to such Lender such Lender's Pro Rata Share of principal, interest and Fees paid by Borrower since the previous Settlement Date for the benefit of such Lender on the Loans held by it. To the extent that any Lender (a "Non-Funding Lender") has failed to fund all such advances or payments or failed to fund the purchase of all such participations, Administrative Agent shall be entitled to set off the funding short-fall against that Non-Funding Lender's Pro Rata Share of all payments received from Borrower. Such payments shall be made by wire transfer to such

Lender's account (as specified by such Lender in Annex F or the applicable Assignment Agreement) not later than 2:00 p.m. (Toronto time) on the next Business Day following each Settlement Date.

(2)           Availability of Lender's Pro Rata Share and Commitment.

                (a)           Administrative Agent may assume that each Lender will make its Pro Rata Share of each Revolving Credit Advance available to Administrative Agent on each funding date. If such Pro Rata Share is not, in fact, paid to Administrative Agent by such Lender when due, Administrative Agent will be entitled to recover such amount on demand from such Lender without setoff, counterclaim or deduction of any kind. Nothing in this Section 9.9(2) or elsewhere in this Agreement or the other Loan Documents shall be deemed to require Administrative Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder. To the extent that Administrative Agent advances funds to Borrower on behalf of any Lender and is not reimbursed therefor on the same Business Day as such advance is made, Administrative Agent shall be entitled to retain for its account all interest accrued on, and Fees with respect to, such advance until reimbursed by the applicable Lender.

                (b)           Each Lender shall provide written notice to Administrative Agent no later than ten (10) Business Days prior to the applicable Commitment Increase Date of its binding agreement to make available its Pro Rata Share of, and participate in, Revolving Loan Commitment No. 2, Revolving Loan Commitment No. 3 or Revolving Loan Commitment No. 4, as the case may be, on the applicable Commitment Increase Date. A Lender shall be deemed a "Non-Committing Lender" upon (a) its failure to provide such notice by such date or (b) receipt by it of notice from Administrative Agent, acting on the instructions of Requisite Lenders, that Requisite Lenders have determined, acting reasonably, that such Lender has demonstrated that it will not make available its Pro Rata Share of, and participate in, Revolving Loan Commitment No. 2, Revolving Loan Commitment No. 3 or Revolving Loan Commitment No. 4, as the case may be, on the applicable Commitment Increase Date; provided however that a Lender shall not be deemed a "Non-Committing Lender" in respect of the applicable Revolving Loan Commitment in the event that all Lenders decide, pursuant to the terms and conditions of this Agreement, not to make available their respective Pro Rata Share of, and participate in, the applicable Revolving Loan Commitment on the applicable Commitment Increase Date. A Non-Committing Lender shall immediately forfeit its right to make available its Pro Rata Share of, and participate in, the applicable Revolving Loan Commitment and remaining Revolving Loan Commitments (collectively, the "Forfeited Revolving Loan Commitments").

(3)           Return of Payments.

                (a)           If Administrative Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Administrative Agent from Borrower and such related payment is not received by Administrative Agent, then Administrative Agent will be entitled to recover such amount from such Lender on demand without setoff, counterclaim or deduction of any kind.

                (b)           If Administrative Agent determines at any time that any amount received by Administrative Agent under this Agreement must be returned to Borrower or paid to any other Person pursuant to any Insolvency Law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, Administrative Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Administrative Agent on demand any portion of such amount that Administrative Agent has distributed to such Lender, together with interest at such rate, if any, as Administrative Agent is required to pay to Borrower or such other Person, without setoff, counterclaim or deduction of any kind.

(4)           Non-Funding Lenders and Non-Committing Lenders.

                (a)           No Responsibility for Failure to Fund or Commit.    The failure of any Non-Funding Lender or Non-Committing Lender to make any advance of funds or any payment or a commitment or purchase a participation required of it hereunder, on the date specified therefor shall not relieve any other Lender (each such other Lender, an "Other Lender") of its obligations to make an advance of funds or any payment or a commitment or purchase a participation required of it on such date, but neither any Other Lender nor Administrative Agent shall be responsible for the failure of any Non-Funding Lender or Non-Committing Lender to make an advance of funds or any payment or a commitment or purchase a participation required of it hereunder.

                (b)           Voting Rights.    Notwithstanding anything set forth herein to the contrary:

      (i)
      a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a "Lender" (or be included in the calculation of "Requisite Lenders" hereunder) for any voting or consent rights under or with respect to any Loan Document; and

      (ii)
      a Non-Committing Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a "Lender" (or be included in the calculation of "Requisite Lenders" hereunder) for any voting or consent rights under or with respect to any Loan Document save and except for those set forth in Section 11.2(2) and a Non-Committing Lender's Forfeited Revolving Loan Commitments shall not be included in the calculation of a Lender's "Commitment" hereunder.

                (c)           Sale or Assumption of Loans and Commitments.

      (i)
      Non-Funding Lender.    A Non-Funding Lender's Loans and Commitment may be sold and assigned as follows:

      (1)
      firstly, any Other Lender shall have the right (but shall have no obligation) to purchase from any such Non-Funding Lender, and such Non-Funding Lender agrees that it shall, at such request, sell and assign to such Other Lender, such Other Lender's Pro Rata Share of such Non-Funding Lender's Commitment (and the Pro Rata Share of any Other Lender not exercising its rights hereunder or other applicable amount) for an amount equal to such Pro Rata Share of the principal balance of all Loans held by such Non-Funding Lender and all accrued interest and Fees with respect thereto through the date of sale, such sale and assignment to be consummated pursuant to an executed Assignment Agreement; and

      (2)
      secondly, at the request of Borrower or Requisite Lenders, a Person acceptable to Requisite Lenders (in their sole discretion) shall have the right (but shall have no obligation) to purchase from any such Non-Funding Lender, and such Non-Funding Lender agrees that it shall, at such request, sell and assign to such Person, the Commitment of that Non-Funding Lender (to the extent not sold or assigned pursuant to Section 9.9(4)(c)(i)(1) above) for an amount equal to the principal balance of all Loans held by such Non-Funding Lender and all accrued interest and Fees with respect thereto through the date of sale (to the extent not sold or assigned pursuant to Section 9.9(4)(c)(i)(1) above), such sale and assignment to be consummated pursuant to an executed Assignment Agreement.

      (ii)
      Non-Committing Lender.    A Non-Committing Lender's Forfeited Revolving Loan Commitment may be assumed and assigned as follows:

      (1)
      firstly, any Other Lender shall have the right (but shall have no obligation) to assume from any Non-Committing Lender, and each such Non-Committing Lender agrees that it shall, at such request, assign to such Other Lender, such Other Lender's Pro Rata Share of that Non-Committing Lender's Forfeited Revolving Loan Commitments (and the Pro Rata Share of any Other Lender not exercising its rights hereunder or other applicable amount), such assignment to be consummated pursuant to an executed Assignment Agreement; and

      (2)
      secondly, at Borrower's or Requisite Lenders' request, a Person acceptable to Requisite Lenders (in their sole discretion) shall have the right (but shall have no obligation) to assume from any Non-Committing Lender, and such Non-Committing Lender agrees that it shall, at such request, assign to such Person, that Non-Committing Lender's Forfeited Revolving Loan Commitments (to the extent not assumed and assigned pursuant to Section 9.9(4)(c)(ii)(1) above), such assignment to be consummated pursuant to an executed Assignment Agreement

(5)           Dissemination of Information.    Administrative Agent or Collateral Agent, as the case may be, shall provide each Lender (to the extent not already received by such Lender) with copies of all documents delivered to such Agent by or on behalf of Borrower or its Subsidiaries hereunder including the Financial Statements referred to in Annex D hereto, any notice of Default or Event of Default received by such Agent from, or delivered by such Agent to, Borrower, with notice of any Event of Default of which such Agent has actually become aware and with notice of any action taken by such Agent following any Event of Default; provided that such Agent shall not be liable to any Lender for any failure to do so, except to the extent that such failure is attributable to such Agent's gross negligence or wilful misconduct.

(6)           Actions in Concert.    Anything in this Agreement to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Loan Documents (including exercising any rights of setoff) without first obtaining the prior written consent of Administrative Agent (which consent shall not be unreasonably withheld or delayed) and Requisite Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Loan Documents shall be taken in concert and at the direction or with the consent of Administrative Agent (which consent shall not be unreasonably withheld or delayed) and Requisite Lenders.

SECTION 10
SUCCESSORS AND ASSIGNS

10.1         Successors and Assigns.

                This Agreement and the other Loan Documents shall be binding on and shall inure to the benefit of Borrower, Agents, Lenders and their respective successors and assigns (including, in the case of Borrower, a debtor-in-possession on behalf of Borrower), except as otherwise provided herein or therein. Borrower shall not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the other Loan Documents without the prior express written consent of Requisite Lenders. Any such purported assignment, transfer, hypothecation or other conveyance by Borrower without the prior express written consent of Requisite Lenders shall be void. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of Borrower, Agents and Lenders with respect to the transactions contemplated hereby and no Person shall be a third party beneficiary of any of the terms and provisions of this Agreement or any of the other Loan Documents.

SECTION 11
MISCELLANEOUS

11.1         Complete Agreement; Modification of Agreement.

                The Loan Documents constitute the complete agreement between the parties with respect to the subject matter thereof and may not be modified, altered or amended except as set forth in Section 11.2 below. Any letter of interest, commitment letter and fee letter between Borrower and Lenders or any of their respective Affiliates, predating this Agreement and relating to a financing of substantially similar form, purpose or effect shall be superseded by this Agreement.

11.2         Amendments and Waivers.

(1)           No Amendments and Waivers without Requisite Lenders.    Except for actions expressly permitted to be taken by an Agent, no amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document, or any consent to any departure by Borrower or its Subsidiaries therefrom, shall in any event be effective unless the same shall be in writing and signed by Administrative Agent and Borrower, and by Requisite Lenders or all affected Lenders, as applicable. Except as set forth in paragraph (2) below, all such amendments, modifications, terminations or waivers requiring the consent of any Lenders shall require the written consent of Requisite Lenders.

(2)           Affected Lender Consent.    Except as otherwise expressly provided in this Agreement, no amendment, modification, termination or waiver shall, unless in writing and signed by Administrative Agent and each Lender directly affected thereby:

                (a)           increase the principal amount of any Lender's Commitment (which action shall be deemed only to affect those Lenders whose Commitments are increased);

                (b)           reduce the principal of, rate of interest on or Fees payable with respect to any Loans or other Obligations of any affected Lender;

                (c)           extend any scheduled payment date or final maturity date of the principal amount of any Loans or any other Obligation of any affected Lender;

                (d)           waive, forgive, defer, extend or postpone any payment of interest or Fees as to any affected Lender;

                (e)           release, or permit Borrower or any of its Subsidiaries to sell, or otherwise dispose of, any Collateral (which action shall be deemed to directly affect all Lenders);

                (f)            change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans that shall be required for Lenders or any of them to take any action hereunder; and

                (g)           amend or waive this Section 11.2 or the definition of the term "Requisite Lenders", insofar as such definition affect the substance of this Section 11.2.

(3)           Agent Consent.    No amendment, modification, termination or waiver affecting the rights or duties of any Agent under this Agreement or any other Loan Document shall be effective unless in writing and signed by such Agent, in addition to Lenders required hereinabove to take such action. No amendment, modification, termination or waiver shall be required for Agent to take additional Collateral pursuant to any Loan Document.

(4)           Effect of Amendments and Waivers.    Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the holder of such note. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 11.2 shall be binding upon each holder of the Notes at the time outstanding and each future holder of the such notes.

(5)           Non-Consenting Lenders.    If, in connection with any proposed amendment, modification, waiver or termination (a "Proposed Change") requiring the consent of all affected Lenders, the consent of Requisite Lenders is obtained, but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained being referred to as "Non-Consenting Lender") then, at Borrower's or Requisite Lenders' request, a Person acceptable to Requisite Lenders (in their sole discretion), shall have the right (but without any obligation) to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon such request, sell and assign to such Person, all of the Commitments of such Non-Consenting Lender for an amount equal to the principal balance of all Loans held by such Non-Consenting Lender and all accrued interest and Fees with respect thereto through the date of sale, such sale and assignment to be consummated pursuant to an executed Assignment Agreement.

(6)           Releases.    Upon indefeasible payment in full in cash and performance of all of the Obligations (other than indemnification Obligations), termination of the Commitments and a release of all claims against all Agents and Lenders, and so long as no suits, actions proceedings, or claims are pending or threatened against any Indemnified Person asserting any damages, losses or liabilities that are Indemnified Liabilities, Administrative Agent shall deliver to Borrower financing change statements, mortgage releases and other documents necessary or appropriate to evidence the termination of the Liens securing payment of the Obligations.

11.3         Fees and Expenses.

                Borrower shall reimburse all Agents and Lenders for all out-of-pocket expenses incurred in connection with the preparation of the Loan Documents (including the reasonable fees and expenses of all of its special loan counsel and the fees and expenses of all other advisors, consultants and auditors retained in connection with the Loan Documents and advice in connection therewith). Borrower shall reimburse all Agents and Lenders for all fees, costs and expenses (including the reasonable fees, costs and expenses of counsel or other advisors (including environmental and management consultants and appraisers) for advice, assistance, or other representation) in connection with:

(1)           the forwarding to Borrower or any other Person on behalf of Borrower by Administrative Agent of the proceeds of the Revolving Credit Advances;

(2)           any amendment, modification or waiver of, or consent with respect to, any of the Loan Documents or advice in connection with the syndication and administration of the Loans made pursuant hereto or rights hereunder or thereunder;

(3)           any litigation, contest, dispute, suit, proceeding or action (whether instituted by any Agent, any Lender, Borrower or any other Person) in any way relating to the Collateral, any of the Loan Documents or any other agreement to be executed or delivered in connection therewith or herewith, whether as party, witness, or otherwise, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against Borrower or any other Person that may be obligated to any Agent or Lender by virtue of the Loan Documents including any such litigation, contest, dispute, suit, proceeding or action arising in connection with any work-out or restructuring of the Obligations during the pendency of one or more Events of Default;

(4)           any attempt to enforce any remedies of any Agent or Lender against Borrower or any other Person that may be obligated to any Agent or Lender by virtue of any of the Loan Documents including any such attempt to enforce any such remedies in the course of any work-out or restructuring of the Obligations during the pendency of one or more Events of Default;

(5)           any work-out or restructuring of the Obligations during the pendency of one or more Events of Default;

(6)           efforts to (a) monitor the Loans or any of the other Obligations, (b) evaluate, observe or assess Borrower, its Subsidiaries or their affairs, and (c) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Collateral;

including, as to each of paragraphs (1) through (6) above, all reasonable legal counsels' and all other professional and service providers' fees arising from such services, including those in connection with any appellate proceedings and all expenses, costs, charges and other fees incurred by such counsel and others in any way or respect arising in connection with or relating to any of the events or actions described in this Section 11.3 shall be payable, on demand, by Borrower to Administrative Agent. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: fees, costs and expenses of accountants, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplication expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram or telecopy charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services.

11.4         No Waiver.

                Any Agent's or Lender's failure, at any time or times, to require strict performance by Borrower or any other Person of any provision of this Agreement and any of the other Loan Documents shall not waive, affect or diminish any right of such Agent or Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver of an Event of Default shall not suspend, waive or affect any other Event of Default whether the same is prior or subsequent thereto and whether the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Borrower or any of its Subsidiaries contained in this Agreement or any of the other Loan Documents and no Default or Event of Default by Borrower shall be deemed to have been suspended or waived by any Agent or Lender, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of such Agent or Lender and directed to Borrower specifying such suspension or waiver.

11.5         Remedies.

                Each Agent's and Lender's rights and remedies under this Agreement and the other Loan Documents shall be cumulative and nonexclusive of any other rights and remedies which such Agent and Lender may have under any other agreement, including the other Loan Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.

11.6         Severability.

                Wherever possible, each provision of this Agreement and the other Loan Documents shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

11.7         Conflict of Terms.

                Except as otherwise provided in this Agreement or any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

11.8         Confidentiality.

                Each Agent and Lender agrees to use commercially reasonable efforts (equivalent to the efforts each Agent and Lender applies to maintain the confidentiality of its own confidential information) to maintain as confidential all confidential information provided to it by Borrower and designated as confidential, except that each Agent and Lender may disclose such information (a) to Related Parties employed or engaged by such Agent or Lender in evaluating, approving, structuring or administering the Loans and the Total Revolving Loan Commitment; (b) to any bona fide assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this Section 11.8 (and any such bona fide assignee or participant or potential assignee or participant may disclose such information to Related Parties employed or engaged by them as described in paragraph (a) above); (c) as required or requested by any Governmental Authority or reasonably believed by such Agent or Lender to be compelled by any court decree, subpoena or legal or administrative order or process; provided that, such Agent or Lender shall make reasonable efforts to notify Borrower thereof before complying therewith; (d) as, on the advice of such Agent's or Lender's counsel, required by law; (e) in connection with the exercise of any right or remedy under the Loan Documents or in connection with any Litigation to which such Agent or Lender is a party; or (f) which ceases to be confidential through no fault of such Agent or Lender.

11.9         GOVERNING LAW.

                EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT PROVINCE AND ANY LAWS APPLICABLE THEREIN. BORROWER HEREBY CONSENTS AND AGREES THAT THE COURTS OF THE PROVINCE OF ONTARIO SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER, ANY AGENT OR LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR

TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE ANY AGENT OR LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN ANNEX F OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT WITH CANADA POST, PROPER POSTAGE PREPAID.

11.10       Notices.

                Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (1) upon the earlier of actual receipt and three (3) Business Days after deposit with Canada Post or US Mail, registered mail, return receipt requested, with proper postage prepaid, (2) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or Canada Post or US Mail as otherwise provided in this Section 11.10), (3) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (4) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated on Annex F or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower or Administrative Agent) designated on Annex F to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

11.11       Section Titles.

                The Section titles and Table of Contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

11.12       Counterparts.

                This Agreement may be executed in any number of separate facsimile or original counterparts, each of which shall collectively and separately constitute one agreement.

11.13 Press Releases.

        Borrower agrees that neither it nor its Affiliates or Related Parties will in the future issue any press releases or other public disclosure using the name of any Agent or Lender or its Affiliates or referring to this Agreement or the other Loan Documents without at least two (2) Business Days' prior written notice to Administrative Agent and without the prior written consent of Administrative Agent unless (and only to the extent that) Borrower or its Affiliates is required to do so under law and then, in any event, Borrower or such Affiliate will consult with Administrative Agent before issuing such press release or other public disclosure. Borrower consents to, and agrees to reimburse Administrative Agent for the cost and expense of, the publication by Administrative Agent of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement.

11.14 Reinstatement.

        This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Borrower or any of its Subsidiaries for liquidation or reorganization, should Borrower or any of its Subsidiaries become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Borrower's or any of its Subsidiaries' property or assets, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

11.15 Advice of Counsel.

        Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Section 11.9, with its counsel.

11.16 No Strict Construction.

        The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favouring or disfavouring any party by virtue of the authorship of any provisions of this Agreement.

11.17 Dollar References.

        Unless otherwise specified, all references to dollar amounts in this Agreement shall mean Canadian Dollars.

11.18 Judgment Currency.

(1)
If, for the purpose of obtaining or enforcing judgment against Borrower or any of its Subsidiaries in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 11.18 referred to as the "Judgment Currency") an amount due under any Loan Document in any currency (the "Obligation Currency") other than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the Business Day immediately preceding the date of actual payment of the amount due, in the case of any proceeding in the courts of the Province of Ontario or in the courts of any other jurisdiction that will give effect to such conversion being made on such date, or the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this Section 11.18 being hereinafter in this Section 11.18 referred to as the "Judgment Conversion Date").

(2)
If, in the case of any proceeding in the court of any jurisdiction referred to in Section 11.18(1), there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt of the amount due in immediately available funds, Borrower shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. Any amount due from Borrower under Section 11.18(2) shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of any of the Loan Documents.

(3)
The term "rate of exchange" in this Section 11.18 means the rate of exchange at which Agent would, on the relevant date at or about 12:00 noon (Toronto time), be prepared to sell the Obligation Currency against the Judgment Currency.

11.19 Time of Day.

        Unless otherwise specified, any reference to a time of day or date means local time or date in the City of Toronto, Province of Ontario.

11.20 Formal Date.

        Notwithstanding the date of execution hereof, this Agreement may be referred to as bearing formal date May 12, 2005.

        [SIGNATURE PAGES FOLLOW]

        IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

BORROWER:
SR TELECOM INC.
By:	/s/ PIERRE ST-ARNAUD
Name:	Pierre St-Arnaud
Title:	President and Chief Executive Officer
By:	/s/ DAVID L. ADAMS
Name:	David L. Adams
Title:	Sr.Vice-President, Finance and Chief Financial Officer

ADMINISTRATIVE AGENT AND COLLATERAL AGENT: BNY TRUST COMPANY OF CANADA
By:	/s/ HENRY HAMILTON
Name:	Henry Hamilton
Title:	Authorized Officer
By:

Name:
Title:

Commitment:	LENDER:
US$11,176,738	B IV CAPITAL PARTNERS, L.P.
28.20628%	By: GP Capital IV, LLC, its General Partner By: DDJ Capital Management, LLC, Manager
	By:	/s/ JUDY K. MENCHER
	Name:	Judy K. Mencher
	Title:	Member

Commitment:	LENDER:
US$783,382	GMAM INVESTMENT FUNDS TRUST II
1.97699%	By: DDJ Capital Management, LLC, on behalf of GMAM Investment Funds Trust II, in its capacity as investment manager
	By:	/s/ JUDY K. MENCHER
	Name:	Judy K. Mencher
	Title:	Member

Commitment:	LENDER:
US$3,476,488	DDJ CANADIAN HIGH YIELD FUND
8.77347%	By: DDJ Capital Management, LLC, its attorney-in-fact
	By:	/s/ JUDY K. MENCHER
	Name:	Judy K. Mencher
	Title:	Member

Commitment:	LENDER:
US$1,015,724	DDJ OCTOBER FUND ONSHORE
2.56334%	FEEDER, LIMITED PARTNERSHIP By: October G.P., LLC, its general partner By: DDJ Capital Management, LLC, its Manager
	By:	/s/ JUDY K. MENCHER
	Name:	Judy K. Mencher
	Title:	Member

Commitment:	LENDER:
US$586,418	OCTOBER OS INVESTMENT SUB 2005,
1.47992%	LTD. By: DDJ Capital Management, LLC, in its capacity as Investment Manager
	By:	/s/ JUDY K. MENCHER
	Name:	Judy K. Mencher
	Title:	Member

Commitment:	LENDER:
US$7,132,500	GUARDIAN CAPITAL L.P., on behalf of
18%	certain funds and/or accounts that it manages and/or advises
	By:	/s/ STEVE KEARNS
	Name:	Steve Kearns
	Title:	VP/Sr. Portfolio Manager
By:

Name:
Title:

Commitment:	LENDER:
US$9,113,750	GREYWOLF LOAN PARTICIPATION
23%	LLC
	By:	/s/ WILLIAM TROY
	Name:	William Troy
	Title:	Partner
By:

Name:
Title:

Commitment:	LENDER:
US$4,755,000	CATALYST FUND GENERAL
12%	PARTNER I INC, as the General Partner of Catalyst Fund Limited Partnership I
	By:	/s/ GABRIEL DE ALBA
	Name:	Gabriel de Alba
	Title:	Managing Director and Partner
By:

Name:
Title:

Commitment:	LENDER:
US$1,585,000	POLAR SECURITIES INC., on behalf of
4%	North Pole Capital Master Fund
	By:	/s/ PAUL SABOURIN
	Name:	Paul Sabourin
	Title:	Chairman and CEO
By:

Name:
Title:

ANNEX A (Recitals)

to

CREDIT AGREEMENT

DEFINITIONS

        Capitalized terms used in the Loan Documents shall have (unless otherwise provided elsewhere in the Loan Documents) the following respective meanings and all section references in the following definitions shall refer to sections of the Agreement:

(1)           Account Debtor means any Person who may become obligated to Borrower under, with respect to, or on account of, an Account.

(2)           Accounts means all "Claims" (as defined in the Security Agreement), all "accounts," as such term is defined in the PPSA, now owned or hereafter acquired by Borrower and, in any event, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by chattel paper, securities or instruments) now owned or hereafter received or acquired by or belonging or owing to Borrower, whether arising out of goods sold or services rendered by it or from any other transaction (including any such obligations which may be characterized as an account or contract right under the PPSA), (b) all of Borrower's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, (c) all of Borrower's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all monies due or to become due to Borrower under all purchase orders and contracts for the sale of goods or the performance of services or both by Borrower or in connection with any other transaction (whether or not yet earned by performance on the part of Borrower) now or hereafter in existence, including the right to receive the proceeds of said purchase orders and contracts, and (e) all collateral security and guarantees of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

(3)           Administrative Agent means BNY Trust Company of Canada in its capacity as administrative agent for Lenders or its successor appointed pursuant to Section 9.7.

(4)           Advances means collectively Revolving Credit Advances and PIK Advances.

(5)           Affected Lender shall have the meaning assigned to it in Section 1.14(3).

(6)           Affiliate means, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the Stock having ordinary voting power in the election of directors of such Persons, (b) each Person that controls, is controlled by or is under common control with such Person, (c) each of such Person's officers, directors, joint venturers and partners and (d) in the case of SR Group, the immediate family members, spouses and lineal descendants of individuals who are Affiliates of SR Group. For the purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

(7)           Agents means collectively Administrative Agent and Collateral Agent.

(8)           Agreement means the Credit Agreement dated May 19, 2005 by and between Borrower, Agents and Lenders, as the same may from time to time be amended, restated, modified or supplemented.

(9)           Appendices shall have the meaning assigned to it in the recitals to the Agreement.

(10)         Assignment Agreement shall have the meaning assigned to it in Section 9.1(1).

(11)         BIA means the Bankruptcy and Insolvency Act (Canada) as from time to time in effect.

(12)         Borrower shall have the meaning assigned thereto in the recitals to the Agreement.

(13)         Borrower Accounts shall have the meaning assigned to it in Annex B.

(14)         Budget shall have the meaning assigned to it in Annex D.

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(15)         Business Day means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the city of Toronto or New York.

(16)         Canadian Benefit Plans means all material employee benefit plans of any nature or kind whatsoever that are not Canadian Pension Plans and are maintained or contributed to by Borrower or any of its Subsidiaries.

(17)         Canadian Dollars or Dollars or Cdn$ means lawful currency of Canada.

(18)         Canadian Pension Plans means each plan which is considered to be a pension plan for the purposes of any applicable pension benefits standards statute and/or regulation in Canada established, maintained or contributed to by Borrower or any of its Subsidiaries for its employees or former employees.

(19)         Capital Expenditures means, with respect to any Person, all expenditures (by the expenditure of cash or the incurrence of Indebtedness) by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP.

(20)         Capital Lease means, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

(21)         Capital Lease Obligation means, with respect to any Capital Lease of any Person, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease.

(22)         Cash Management Systems shall have the meaning assigned to it in Section 1.7.

(23)         Cash Pay Interest shall have the meaning assigned to it in Section 1.4(1).

(24)         Charges means all Taxes and Liens assessed, levied or imposed against Borrower or its Subsidiaries or upon (a) the Collateral, (b) the Obligations, (c) the employees, payroll, gross receipts, income, gains or capital of Borrower or its Subsidiaries, (d) Borrower's or its Subsidiaries' ownership or use of any properties or assets, or (e) any other aspect of Borrower's or its Subsidiaries' business or existence.

(25)         Chattel Paper means any "Documents of Title" (as defined in the Security Agreement), any "chattel paper," as such term is defined in the PPSA, now owned or hereafter acquired by Borrower, wherever located.

(26)         Civil Code means the Civil Code of the Province of Quebec.

(27)         Closing Date means May 20, 2005 or such later date as Borrower and Lenders may agree in writing.

(28)         Closing Checklist means the schedule, including all appendices, exhibits or schedules thereto, listing certain documents and information to be delivered in connection with the Agreement, the other Loan Documents and the transactions contemplated thereunder, substantially in the form attached hereto as Annex C.

(29)         Collateral means all of the property covered by the Security Agreement, the Mortgages and the other Collateral Documents and any other property or assets, real or personal, movable or immovable, tangible or intangible, corporeal or incorporeal, of any nature, form or description whatsoever, wherever situated, now existing or hereafter acquired, that may at any time be or become subject to a Lien in favour of Collateral Agent, on behalf of Agents and Lenders, to secure the Obligations.

(30)         Collateral Agent means BNY Trust Company of Canada in its capacity as (i) collateral agent for Agents and Lenders; and (ii) the power of attorney and the "fondé de pouvoir" of Lenders, Collateral Agent and the "Bondholders" (as defined in the Security Agreement) for the purposes of holding hypothecs over and against all of Borrower's present and future property, in general, and the Collateral and the Mortgaged Properties, in particular, securing payment of bonds and other titles of indebtedness as envisaged by Article 2692 of the Civil Code or, in both cases, its successor appointed pursuant to Section 9.7.

(31)         Collateral Documents means the Security Agreement, the Mortgages and all similar agreements entered into guaranteeing payment of, or granting a Lien upon property, assets or undertaking as security for payment

2

and performance of, the Obligations, as the same may from time to time be amended, restated, modified or supplemented.

(32)         Collection Account means Administrative Agent's Canadian Dollar and US Dollar account as Administrative Agent shall specify from time to time in writing to Borrower and Lenders.

(33)         Commitment means, with respect to any Lender, the aggregate principal amount of the Total Revolving Loan Commitment set out opposite its name on the execution pages hereof on the Closing Date (as such Commitment may be reduced or adjusted from time to time in accordance with the Agreement).

(34)         Commitment Increase Date means (a) the first Business Day of the third (3rd) Fiscal Quarter of 2005 with respect to Revolving Loan Commitment No. 2, (b) the first Business Day of the fourth (4th) Fiscal Quarter of 2005 with respect to Revolving Loan Commitment No. 3 or (c) the first Business Day of the first (1st) Fiscal Quarter of 2006 with respect to Revolving Loan Commitment No. 4.

(35)         Commitment Termination Date means the earliest of (a) the Maturity Date, (b) the date of termination of each Lender's obligation to make further Advances or permit existing Loans to remain outstanding in each case pursuant to Section 8.2(2) and (c) the Termination Date.

(36)         Common Shares means common shares in the capital of Borrower with trading symbol "SRX" on the Toronto Stock Exchange and "SRXA" on the NASDAQ Exchange.

(37)         CCAA means the Companies' Creditors Arrangement Act (Canada) as from time to time in effect.

(38)         Control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting Stock or by contract or otherwise and, when determining control based on ownership of voting Stock, means, with respect to control of a body corporate by a Person, the holding (other than by way of security only) by or for the benefit of that Person, or Affiliates of that Person of Stock of such body corporate or the right to vote or direct the voting of Stock of such body corporate to which, in the aggregate, are attached more than fifty percent (50%) of the votes that may be cast to elect directors of the body corporate, provided that the votes attached to such Stock are sufficient, if exercised, to elect a majority of the directors of the body corporate.

(39)         Convertible Bonds means the secured convertible bonds issued or to be issued to certain of the Debentureholders pursuant to the terms of the Restructuring Term Sheet.

(40)         Copyright Licence means any and all rights now owned or hereafter acquired by Borrower or any of its Subsidiaries under any written agreement granting any right to use any Copyright or Copyright registration.

(41)         Copyrights means all of the following now owned or hereafter acquired by Borrower or any of its Subsidiaries: (a) all copyrights and general intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the Canadian Copyright Office or in any similar office or agency in any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof.

(42)         CTR means Comunicacion y Telefonia Rural S.A.

(43)         CTR Facility shall have the meaning assigned to it in the Restructuring Term Sheet.

(44)         CTR Guarantee shall have the meaning assigned to it in the Restructuring Term Sheet.

(45)         Debentureholders means the holders of the Debentures.

(46)         Debentures means the 8.15% debentures (senior unsecured) due June 30, 2005 issued by Borrower pursuant to the terms of the trust indenture dated April 22, 1998 between Borrower and Montreal Trust Company.

(47)         Default means any event which, with the passage of time or notice or both, would become an Event of Default.

(48)         Disbursement Accounts shall have the meaning assigned to it in Annex B.

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(49)         Distributable Value means, as of the date of determination, the amount equal to Total Capitalization minus the aggregate amount of the Obligations.

(50)         [EBITDA  shall mean, with respect to any Person for any fiscal period, an amount equal to net income of such Person for such period determined in accordance with GAAP plus or minus, to the extent deducted or added in determining such net income for such period, without duplication (a) depreciation, amortization and other non-cash charges, (b) interest expenses, (c) restructuring and other one-time charges, (d) the provision for Taxes for such period and (e) extraordinary gains or losses.] [NTD: To be negotiated and determined in accordance with Section 5.14.]

(51)         EDC means Export Development Canada.

(52)         Environmental Laws means all applicable federal, provincial, local and foreign laws, statutes, ordinances, codes, rules, standards, orders-in-council and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree, order or judgment, imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation).

(53)         Environmental Liabilities means, with respect to any Person, all liabilities, obligations, responsibilities, response, remedial and removal costs, investigation and feasibility study costs, capital costs, operation and maintenance costs, losses, damages, punitive damages, property damages, natural resource damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants), fines, penalties, sanctions and interest incurred as a result of or related to any claim, suit, action, administrative order, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including any arising under or related to any Environmental Laws, Environmental Permits, or in connection with any Release or threatened Release or presence of a Hazardous Material whether on, at, in, under, from or about or in the vicinity of any real or personal property.

(54)         Environmental Permits means all permits, licenses, written authorizations, certificates, approvals or registrations required by any Governmental Authority under any Environmental Laws.

(55)         Equipment means all "Equipment" (as defined in the Security Agreement), all "equipment," as such term is defined in the PPSA, now owned or hereafter acquired by SR Group, wherever located and, in any event, including all SR Group's machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment with software and peripheral equipment (other than software constituting part of the Accounts), and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, all whether now owned or hereafter acquired, and wherever situated, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

(56)         Equivalent Amount in one currency on any day means the amount of such currency that would result from Administrative Agent converting into such currency another currency at approximately 12:00 noon (Toronto time) on such day in accordance with Administrative Agent's customary practice for commercial loans being administered by it.

(57)         Event of Default shall have the meaning assigned to it in Section 8.1.

(58)         Fees means any and all fees and field audit charges payable to Agents or Lenders pursuant to the Agreement (including pursuant to Section 1.8(1)) or any of the other Loan Documents.

(59)         Financial Covenants shall have the meaning assigned to it in Section 6.9.

4

(60)         Financial Statements means the financial statements including income statements, statements of cash flows and balance sheets of Borrower and its Subsidiaries, as applicable, delivered in accordance with Section 3.4 and Section 4.1 of the Agreement and Annex D.

(61)         Fiscal Month means any of the monthly accounting periods of Borrower.

(62)         Fiscal Quarter means any of the following quarterly accounting periods of Borrower in each Fiscal Year consisting of January 1 through March 31; April 1 through June 30; July 1 through September 30; and October 1 through December 31.

(63)         Fiscal Year means the annual accounting period of Borrower from January 1 through December 31.

(64)         Fixed Cash Pay Interest Rate means the greater of (a) six and one-half percent (6.5%) and (b) LIBOR plus three and eighty-five one hundredths of one percent (3.85%).

(65)         [Fixed Charges  means, for any period, the sum of the following determined on a consolidated basis, without duplication, for Borrower and its Subsidiaries in accordance with GAAP: (a) Interest Expense payable in cash, (b) scheduled principal payments with respect to any Indebtedness and (c) cash taxes.] [NTD: To be negotiated and determined in accordance with Section 5.14.]

(66)         Fixtures means all "fixtures" including trace fixtures, facilities and equipment however affixed or attached to real property or buildings or other structures.

(67)         Forfeited Revolving Loan Commitments shall have the meaning assigned to it in Section 9.9(2)(b).

(68)         GAAP means generally accepted accounting principles in Canada consistently applied.

(69)         Governmental Authority means any nation or government, any state or other political subdivision thereof, and any agency, court, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

(70)         Guaranteed Indebtedness means, as to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, including any obligation or arrangement of such Person (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) to indemnify the owner of such primary obligation against loss in respect thereof. The amount of any Guaranteed Indebtedness at any time shall be deemed to be an amount equal to the lesser at such time of (x) the stated or determinable amount of the primary obligation in respect of which such Guaranteed Indebtedness is made and (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guaranteed Indebtedness; or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof.

(71)         Hazardous Material means any substance, material or waste which is regulated by or forms the basis of liability now or hereafter under, any applicable Environmental Laws, including any material or substance which is (a) defined as a "solid waste," "hazardous waste," "hazardous material," "hazardous substance," "dangerous good", "extremely hazardous waste," "restricted hazardous waste," "pollutant," "contaminant," "hazardous constituent," "special waste," "toxic substance" or other similar term or phrase under any applicable Environmental Laws, (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls (PCB's), or (c) any radioactive substance.

(72)         IDB means Inter-American Development Bank.

(73)         Incumbency Certificate shall have the meaning assigned to it in Annex C.

(74)         Indebtedness of any Person means without duplication (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property payment for which is deferred six (6) months or more, but excluding obligations to trade creditors incurred in the ordinary course of business that are not overdue by more

5

than six (6) months unless being contested in good faith, (b) all reimbursement and other obligations with respect to letters of credit, bankers' acceptances and surety bonds, whether or not matured, (c) all obligations evidenced by notes, bonds, debentures or similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations and the present value of future rental payments under all synthetic leases, (f) all obligations of such Person under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured, (g) all obligations of such Person under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, in each case whether contingent or matured, (h) all Indebtedness referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, and (i) the Obligations.

(75)         Indemnified Liabilities shall have the meaning assigned to it in Section 1.12.

(76)         Indemnified Person shall have the meaning assigned to it in Section 1.12.

(77)         Insolvency Laws means any of the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada), the Courts of Justice Act (Ontario) and Title 11 of the United States Code entitled "Bankruptcy", each as now and hereafter in effect, any successors to such statutes and any other applicable insolvency or other similar law of any jurisdiction including any law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it.

(78)         Intellectual Property means all "Intangible Property" (as defined in the Security Agreement) as well as any and all Licences, Patents, Copyrights, Trademarks, trade secrets and customer lists.

(79)         Interest Determination Date means the date which is two (2) Business Days before the first day of an Interest Period.

(80)         [Interest Expense  means, with respect to Borrower and its Subsidiaries for any period determined on a consolidated basis, without duplication, in accordance with GAAP, the net interest expense (including interest expense attributable to Capital Leases) of Borrower and its Subsidiaries.] [NTD: To be negotiated and determined in accordance with Section 5.14.]

(81)         Interest Payment Date means the last Business Day of each month.

(82)         Interest Period means the period of days from an Interest Payment Date to and including the next succeeding Interest Payment Date.

(83)         Inventory means any "Inventory" (as defined in the Security Agreement), any "inventory," as such term is defined in the PPSA, now or hereafter owned or acquired by Borrower, wherever located, and in any event including inventory, merchandise, goods and other personal property which are held by or on behalf of Borrower for sale or lease or are furnished or are to be furnished under a contract of service, or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Borrower's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies.

(84)         ITA means the Income Tax Act (Canada) as from time to time in effect.

(85)         Lenders means the lenders identified as such on the execution pages hereof and their permitted successors and assigns from time to time and Lender means any one of them.

(86)         LIBOR means the rate of interest per annum (based on a 360 day year in accordance with market convention, rounded upwards, if necessary, to the nearest whole multiple of 1/100th of 1%) at which major banks in the London interbank market are offering deposits in US Dollars for the relevant amount and for a three (3) month period, appearing on the Telerate page 3750 (at or about 11:00 a.m. London time) on the Interest Determination Date. If, for any reason, such rate does not appear on Telerate page 3750, then LIBOR

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shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in US Dollars in the relevant amount and for a three (3) month period would be offered by first class banks in the London interbank market to Administrative Agent at approximately 11:00 a.m. London time on the Interest Determination Date. Each calculation by Administrative Agent of LIBOR shall be conclusive and binding for all purposes, absent manifest error.

(87)         Licence means any Copyright Licence, Patent Licence, Trademark Licence or other licence of rights or interests now held or hereafter acquired by Borrower or any of its Subsidiaries.

(88)         Lien means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, trust (actual or deemed), easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the PPSA, any publication effecting any hypothec, security interest or right under the Civil Code or comparable law of any jurisdiction).

(89)         Litigation shall have the meaning assigned to it in Section 3.12.

(90)         Loans means the Revolving Loan and the PIK Loan until the Term-Out Date and thereafter Loans means the Term Loan and the PIK Loan.

(91)         Loan Accounts shall have the meaning assigned to it in Section 1.11.

(92)         Loan Documents means the Agreement, the Notes, the Collateral Documents, the Original Budget, each Budget, the Restructuring Term Sheet, the Post-Closing Matters Agreement and all other agreements, instruments, documents, certificates and acknowledgments identified in the Closing Checklist executed and delivered to, or in favour of any Agent or Lender and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of Borrower, or any Affiliate or their respective Related Parties, and delivered to any Agent or Lender in connection with the Agreement or the transactions contemplated hereby. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, modifications or other supplements thereto, and shall refer to such Loan Document as the same may be in effect at any and all times such reference becomes operative.

(93)         Material Adverse Effect means a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of Borrower and its Material Subsidiaries (taken as a whole), (b) Borrower's and its Material Subsidiaries' ability (taken as a whole) to pay any of the Loans or any of the other Obligations in accordance with the terms of the Agreement or the other Loan Documents, (c) the Collateral or Collateral Agent's Liens on the Collateral or the priority of such Liens, or (d) Agents' or Lenders' rights and remedies under the Agreement and the other Loan Documents.

(94)         Material Subsidiaries means the following Subsidiaries of Borrower: TDMA Services Co. Ltd., SR Telecom SAS, SR Telecom Pty Ltd. and Telecomunicaciones Montreal, S.A. de C.V., and, for greater certainty, shall not include CTR, RTC and Servicios Rurales de Telecomunicaciones S.A. but shall include any Subsidiary of Borrower that at any time and from time to time (a) generates more than five (5) percent of Borrower's revenues (on a consolidated basis) in a Fiscal Quarter or (b) has property and assets worth more than Cdn$1,000,000.

(95)         Maturity Date means the fifth (5th) anniversary of one (1) day after the Term-Out Date.

(96)         Maximum Amount means Thirty-Nine Million Six Hundred Twenty-Five Thousand US Dollars (US$39,625,000).

(97)         Mortgaged Properties shall have the meaning assigned to it in Annex C.

(98)         Mortgages means the hypothecation of the Mortgaged Properties pursuant to the Security Agreement as well as each of the debentures, debenture delivery agreements and other real estate/immovable property security/hypothecation documents delivered by Borrower and its Subsidiaries to Collateral Agent with respect to the Mortgaged Properties or real/immovable property acquired by Borrower and its Subsidiaries after the

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Closing Date, all in form and substance satisfactory to Requisite Lenders, in their sole discretion, as each may from time to time be amended, restated, modified or supplemented.

(99)         Non-Committing Lender shall have the meaning assigned to it in Section 9.9(2)(b).

(100)       Non-Consenting Lender shall have the meaning assigned to it in Section 11.2(5).

(101)       Non-Funding Lender shall have the meaning assigned to it in Section 9.9(1)(b).

(102)       Notes means collectively the Revolving Notes and the PIK Notes and Note means any one of them.

(103)       Notice of Revolving Credit Advance shall have the meaning assigned to it in Section 1.1(1)(a).

(104)       Obligations means all loans, advances, debts, liabilities and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by Borrower to Agents or Lenders or their respective Affiliates, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Agreement. This term includes all principal, interest (including all interest which accrues after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the reorganization of, Borrower, whether or not allowed in such case or proceeding), Fees, Charges, expenses, legal fees and any other sum chargeable to Borrower under the Agreement. For greater certainty, Obligations shall not include any of such obligations owing by Borrower pursuant to the Debentures or the Convertible Bonds.

(105)       Operating Plan means an annual operating plan for Borrower and its Subsidiaries for each Fiscal Year, approved by the board of directors of Borrower, which will include a statement of all of the material assumptions on which such plan is based, monthly balance sheets, income statements, cash flow statements, capitalization statements and a monthly budget for the applicable Fiscal Year (all consistent with the historical Financial Statements of Borrower to the extent appropriate), plans for personnel, Capital Expenditures and facilities and will integrate sales, gross profits, operating expenses, operating profit and cash flow projections all prepared on the same basis and in similar detail as that on which operating results are reported (and in the case of cash flow projections, representing management's good faith estimates of future financial performance based on historical performance).

(106)       Ordinary Course Indebtedness means Indebtedness (other than indebtedness for borrowed money) incurred in the ordinary course of business of Borrower to trade creditors, suppliers, lessors or other Persons under letters of credit, surety bonds, leases or any other similar ordinary course of business contract or agreement entered into from time to time for the purpose of conducting the ordinary course business of Borrower and consistent with past business practices of Borrower.

(107)       Original Budget shall have the meaning assigned to it in Section 3.4(2).

(108)       Other Lender shall have the meaning assigned to it in Section 9.9(4)(a).

(109)       Patent Licence means rights under any written agreement now owned or hereafter acquired by Borrower or any of its Subsidiaries granting any right with respect to any invention on which a Patent is in existence.

(110)       Patents means all of the following in which Borrower or any of its Subsidiaries now holds or hereafter acquires any interest: (a) all letters patent of invention and all applications for letters patent, all industrial designs, design patents and all registrations and recordings thereof, including registrations, recordings and applications in the Canadian Patent and Trademark Office, Canadian Designs Office or in any similar office or agency in any country or political subdivision thereof, and (b) all reissues, continuations, continuations-in-part or extensions thereof.

(111)       Payout Fee shall have the meaning assigned to it in Section 1.8(1)(b).

(112)       Permitted Encumbrances means the following encumbrances: (a) Liens for Taxes or assessments or other governmental Charges not yet due and payable; (b) pledges or deposits of money securing statutory obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation; (c) pledges or deposits of money securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which Borrower is a party as lessee made in the ordinary course of business;

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(d) inchoate and unperfected workers', mechanics' or similar Liens arising in the ordinary course of business, so long as such Liens attach only to Equipment, Fixtures and/or Real Estate; (e) carriers', warehousemen's, suppliers' or other similar possessory liens arising in the ordinary course of business and securing liabilities in an outstanding aggregate amount not in excess of Cdn$50,000 at any time, so long as such Liens attach only to Inventory; (f) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which Borrower is a party; (g) any attachment or judgment lien not constituting an Event of Default under Section 8.1(9); (h) zoning restrictions, easements, licenses, or other restrictions on the use of any Real Estate or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such Real Estate; (i) presently existing or hereinafter created Liens in favour of Collateral Agent, on behalf of Agents and Lenders; (j) Liens expressly permitted under paragraphs (b) through (g) of Section 6.7 of the Agreement; and (k) to the extent not included in paragraphs (a), (d) or (e) immediately above, Prior Claims that are unregistered and that secure amounts that are not yet due and payable.

(113)       Person means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, provincial, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

(114)       PIK Advances shall have the meaning assigned to it in Section 1.4(2)(a).

(115)       PIK Interest shall have the meaning assigned to it in Section 1.4(2).

(116)       PIK Interest Rate means the greater of (a) seven and one-half percent (7.5%) and (b) LIBOR plus four and eighty-five one hundredths of one percent (4.85%).

(117)       PIK Loan means, at any time, the aggregate amount of PIK Advances outstanding to Borrower.

(118)       PIK Note shall have the meaning assigned to it in Section 1.4(2)(a).

(119)       Post-Closing Matters Agreement means the post-closing matters agreement of even date herewith by and between Borrower, Agent and Lenders, as the same may from time to time be amended, restated, modified or supplemented.

(120)       PPSA means the Personal Property Security Act (Ontario) and the Regulations thereunder, as from time to time in effect; provided however, if attachment, perfection or priority of Agent's Liens in any Collateral are governed by the personal property security laws of any jurisdiction other than Ontario, PPSA shall means those personal property security laws in such other jurisdiction for the purposes of the provisions hereof relating to such attachment, perfection or priority and the definitions related to such provisions.

(121)       Prior Claims means all Liens created by applicable law (in contrast with Liens voluntarily granted) which rank or are capable of ranking prior or pari passu with Collateral Agent's Liens against all or part of the Collateral, including for amounts owing for wages, employee deductions, goods and services taxes, sales taxes, employer health taxes, municipal taxes, workers' compensation, pension fund obligations and overdue rents.

(122)       Prior Lender means London Life.

(123)       Prior Lender Obligations means Indebtedness of Borrower owing to Prior Lender.

(124)       Private Period means a period of time other than a Public Period.

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(125)       Proceeds means "Proceeds" (as defined in the Security Agreement), "proceeds," as such term is defined in the PPSA and, in any event, shall include (a) any and all proceeds of any insurance, indemnity, warranty or guarantee payable to Borrower or its Subsidiaries from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to Borrower or its Subsidiaries from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under colour of any Governmental Authority), (c) any claim of Borrower or its Subsidiaries against third parties (i) for past, present or future infringement of any Patent or Patent Licence, or (ii) for past, present or future infringement or dilution of any Copyright, Copyright Licence, Trademark or Trademark Licence, or for injury to the goodwill associated with any Trademark or Trademark Licence, (d) any recoveries by Borrower or its Subsidiaries against third parties with respect to any litigation or dispute concerning any of the Collateral, and (e) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral, upon disposition or otherwise.

(126)       Proposed Payment Date shall have the meaning assigned to it in Section 1.16(2).

(127)       Pro Rata Share means with respect to all matters relating to any Lender:

                (a)           prior to the Term-Out Date, the percentage obtained by dividing (i) the Commitment of that Lender by (ii) the Total Revolving Loan Commitment, as any such percentages may be adjusted by assignments permitted pursuant to Sections 9.1 and 9.9; and

                (b)           after the Term-Out Date, the percentage obtained by dividing (i) the aggregate outstanding principal balance of the Loans held by that Lender by (ii) the aggregate outstanding principal balance of the Loans held by all Lenders.

(128)       Public Period shall have the meaning assigned to it in Section 4.1(2)(b).

(129)       Public Period Notice shall have the meaning assigned to it in Section 4.1(2).

(130)       Purpose shall have the meaning assigned to it in the recitals to the Agreement.

(131)       Qualified Assignee means (a) any Lender, any Affiliate of any Lender and, with respect to any Lender that is an investment fund that invests in commercial loans, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor and (b) any commercial bank or financial institution.

(132)       Real Estate shall have the meaning assigned to it in Section 3.6.

(133)       Related Parties shall mean a Person's officers, directors, partners, employees, accountants, legal counsel, agents, representatives and other professional advisors from time to time.

(134)       Relationship Bank shall have the meaning assigned to it in Annex B.

(135)       Release means any release, threatened release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material in the indoor or outdoor environment, including the movement of Hazardous Material through or in the air, soil, surface water, ground water or property; and, when used as a verb, shall have a similar meaning.

(136)       Replacement Lender shall have the meaning assigned to it in Section 1.14(3).

(137)       Requisite Lenders means Lenders having (a) more than 66 2/3% of the Total Revolving Loan Commitment, or (b) if the Total Revolving Loan Commitment has been terminated or after the Term-Out Date, more than 66 2/3% of the aggregate outstanding amount of the Loans.

(138)       Restricted Payment means (a) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of a Person's Stock, (b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of a Person's Stock or any other payment or distribution made in respect thereof, either directly or indirectly, (c) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for

10

rescission with respect to, any Subordinated Debt; (d) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Stock of such Person now or hereafter outstanding; (e) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any shares of such Person's Stock or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; (f) any payment, loan, contribution, or other transfer of funds or other property to any employee or holder of Stock of such Person other than payment of compensation in the ordinary course to employees or holders of Stock who are employees of such Person; and (g) any payment of management fees (or other fees of a similar nature) by such Person to any holder of Stock of such Person or their Affiliates.

(139)       Restructuring means the restructuring transactions contemplated by the Restructuring Term Sheet and all documentation related thereto.

(140)       Restructuring Intercreditor Agreement means the intercreditor agreement of even date herewith entered into between Agents, Lenders, EDC, IDB, holders of Convertible Bonds and certain members of SR Group.

(141)       Restructuring Term Sheet means the SR Telecom — Amended and Restated Principles of Restructuring term sheet dated May 19, 2005 entered into between Lenders, Borrower, IDB, EDC and CTR.

(142)       Revolving Credit Advance shall have the meaning assigned to it in Section 1.1(1)(a) and, for greater certainty, shall not include a PIK Advance.

(143)       Revolving Loan means, at any time, the aggregate amount of Revolving Credit Advances outstanding to Borrower.

(144)       Revolving Loan Commitment No. 1 means the commitment of Lenders to make Revolving Credit Advances, which aggregate commitment shall be up to US$15,850,000 available on the Closing Date (as such amount may be adjusted, if at all, from time to time in accordance with the Agreement).

(145)       Revolving Loan Commitment No. 2 means the commitment of Lenders to make Revolving Credit Advances, which aggregate commitment shall be up to US$11,887,500 available on the first Business Day of the third (3rd) Fiscal Quarter of 2005 (as such amount may be adjusted, if at all, from time to time in accordance with the Agreement).

(146)       Revolving Loan Commitment No. 3 means the commitment of Lenders to make Revolving Credit Advances, which aggregate commitment shall be up to US$7,925,000 available on the first Business Day of the fourth (4th) Fiscal Quarter of 2005 (as such amount may be adjusted, if at all, from time to time in accordance with the Agreement).

(147)       Revolving Loan Commitment No. 4 means the commitment of Lenders to make Revolving Credit Advances, which aggregate commitment shall be up to US$3,962,500 available on the first Business Day of the first Fiscal Quarter of 2006 (as such amount may be adjusted, if at all, from time to time in accordance with the Agreement).

(148)       Revolving Note shall have the meaning assigned to it in Section 1.1(1)(b).

(149)       Schedules means the Schedules prepared by Borrower and denominated as Schedules 1.1 through 6.7 in the Table of Contents to the Agreement.

(150)       Security Agreement means collectively (i) the "Deed of Hypothec to Secure Bonds" bearing formal date May 12, 2005 (as the same may from time to time be amended, restated, modified or supplemented, the "Deed of Hypothec") between Borrower and BNY Trust Company of Canada as trustee and therein defined "Fondé de Pouvoir" (for purposes of this paragraph, the "Trustee"), (ii) each "Bond Pledge Agreement" bearing formal date May 12, 2005 between Borrower, each Lender (and any of their respective present or future Affiliates) and BNY Trust Company of Canada, in its capacity as Collateral Agent, mandatary, agent and custodian of and for Lenders (and any of their respective present or future Affiliates), as the same may from time to time be amended, restated, modified or supplemented, (iii) all "Bonds" (as defined in the Deed of Hypothec) which may, at any time, be issued by Borrower under and secured by the hypothecs, security interests and rights created under the Deed of Hypothec, (iv) the general security agreement of even date herewith by and between Borrower, Collateral Agent and others and (v) all other agreements and/or documents now or hereafter entered

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into between Borrower and Trustee, Borrower and Collateral Agent or Borrower and any Lender creating and/or with respect to any Liens, security interests, hypothecs and/or rights in and against any of Borrower's present and future property, in general, and the Collateral and/or the Mortgaged Properties, in particular, as the same may from time to time be amended, restated, modified or supplemented.

(151)       [Senior Funded Debt means, at any time, the outstanding principal amount of the Loans and all other Indebtedness of Borrower and its Subsidiaries secured by valid and perfected first priority Liens on any property, assets or undertaking of Borrower and its Subsidiaries.] [NTD: To be determined in accordance with Section 5.14.]

(152)       Settlement Date shall have the meaning assigned to it in Section 9.9(1)(b).

(153)       Solvent means, (a) with respect to any Person on a particular date that is subject to Canadian Insolvency Law, that on such date (i) the property of such Person is sufficient, if disposed of at a fairly conducted sale under legal process, to enable payment of all its obligations, due and accruing due, (ii) the property of such Person is, at a fair valuation, greater than the total amount of liabilities, including contingent liabilities, of such Person; (iii) such Person has not ceased paying its current obligations in the ordinary course of business as they generally become due; and (iv) such Person is not for any reason unable to meet its obligations as they generally become due, and, (b) with respect to any Person on a particular date that is subject to US Insolvency Law, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person; (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (iv) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities (such as litigation, guarantees and pension plan liabilities) at any time shall be computed as the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can reasonably be expected to become an actual or matured liability.

(154)       SR Group means collectively Borrower and its Subsidiaries and means individually any one of them.

(155)       SR Group Pension Plans shall have the meaning assigned to it in Section 3.11.

(156)       Stock means "Securities" (as defined in the Security Agreement) as well as all shares, options, warrants, general or limited partnership interests or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including common shares, preferred shares or any other "equity security".

(157)       Subordinated Debt means the Indebtedness of Borrower and its Subsidiaries that is subordinated to the Obligations, in a manner and form satisfactory to Requisite Lenders in their sole discretion, as to right and time of payment and as to any other rights and remedies thereunder.

(158)       Subsidiary means, with respect to any Person, (a) any corporation of which an aggregate of more than fifty percent (50%) of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of fifty percent (50%) or more of such Stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or of which any such Person is a general partner or may exercise the powers of a general partner.

(159)       Support Agreement shall have the meaning assigned to it in the Restructuring Term Sheet.

(160)       Tax and Taxes includes all present and future taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges of any nature (including income, capital gains, corporate, capital

12

(including large corporations), net worth, sales, consumption, use, transfer, goods and services, value-added, stamp, registration, franchise, withholding, payroll, employment, health, education, employment insurance, pension, excise, business, school, property, occupation, customs, anti-dumping and countervail taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges) imposed by any Governmental Authority, together with any fines, interest, penalties or other additions on, to, in lieu of, for non-collection of or in respect of those taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges.

(161)       Term Loan shall have the meaning assigned to it in Section 1.1(3)(a).

(162)       Term-Out Date shall have the meaning assigned to it in Section 1.1(3)(a).

(163)       Termination Date means the date on which the Loans have been indefeasibly repaid in full and all other Obligations under the Agreement and the other Loan Documents have been completely discharged and Borrower shall not have any further right to borrow any monies under the Agreement.

(164)       Total Capitalization means, as of the date of determination, the sum of (a) Total Debt and (b) Total Shareholders' Equity.

(165)       Total Debt means, as of the date of determination, the total amount of the Indebtedness of Borrower and its Subsidiaries determined on a consolidated basis. For greater certainty, Total Debt shall include Subordinated Debt and preferred shares that are then presently retractable at the option of the holder or which Borrower plans to redeem and for which the retraction price or redemption price, as the case may be, is payable in cash or otherwise evidenced by Indebtedness in which case the aggregate retraction amount or redemption amount, as applicable, shall be included.

(166)       Total Revolving Loan Commitment means the aggregate amount of Revolving Loan Commitment No. 1, Revolving Loan Commitment No. 2, Revolving Loan Commitment No. 3 and Revolving Loan Commitment No. 4 (as such amount may be adjusted, if at all, from time to time in accordance with the Agreement).

(167)       Total Shareholders' Equity means, as of the date of determination, (a) at any time that the Common Shares are traded on the Toronto Stock Exchange, the average ten (10) Business Day trailing trading price of the Common Shares or (b) if the calculation in paragraph (a) immediately above cannot be determined, the total amount of shareholders' equity of Borrower and its Subsidiaries determined on a consolidated basis (including the stated capital of all shares, the stated capital that would be attributable to shares issued upon the conversion of any convertible debt instruments, accumulated retained earnings and the amount, without duplication, of any contributed surplus, together with the amount of minority interests in Subsidiaries of Borrower or its Subsidiaries), all as determined in accordance with GAAP.

(168)       Trademark Licence means rights under any written agreement now owned or hereafter acquired by Borrower and its Subsidiaries granting any right to use any Trademark.

(169)       Trademarks means all of the following now owned or hereafter acquired by Borrower or any of its Subsidiaries: (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the Canadian Trade-marks Office or in any similar office in any country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; and (c) all goodwill associated with or symbolized by any of the foregoing.

(170)       US Dollars or US$ means lawful currency of the United States of America.

        Unless otherwise specified, references in the Agreement or any of the Appendices to a Section, subsection or paragraph refer to such Section, subsection or paragraph as contained in the Agreement. The words "herein," "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole, including all Appendices, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection or paragraph contained in the Agreement or any such Appendices.

13

        Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by the Loan Documents) or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. Whenever any provision in any Loan Document refers to the knowledge (or an analogous phrase) of a member of SR Group, such words are intended to signify that such member of SR Group has actual knowledge or awareness of a particular fact or circumstance or that such member of SR Group, if it had exercised reasonable diligence, would have known or been aware of such fact or circumstance.

14

ANNEX B (Section 1.7)

to

CREDIT AGREEMENT

CASH MANAGEMENT SYSTEMS

        Borrower shall establish and maintain the Cash Management Systems described below within three (3) months from the Closing Date (or such later date as Requisite Lenders may consent to in writing) and until the Term-Out Date:

(1)           Borrower shall have established one or more depository accounts in its name ("Borrower Accounts") and Disbursement Accounts at a bank acceptable to Requisite Lenders (a "Relationship Bank") and that Relationship Bank shall have entered into a tri-party blocked accounts agreement with Collateral Agent and Borrower with blocked account and other arrangements satisfactory to Requisite Lenders, in their reasonable opinion, and Collateral Agent, in its sole discretion with respect to its duties and obligations thereunder, and such arrangements may include, without limitation, that:

                (a)           all items of payment deposited in Borrower Accounts are subject to the Lien in favour of Collateral Agent, on behalf of Agent and Lenders;

                (b)           the Relationship Bank has no rights of setoff or recoupment or any other claim against the Borrower Accounts, other than for payment of its service fees and other charges directly related to the administration of the Borrower Accounts monitored by the Relationship Bank, for the amount of any required adjustments due to clerical error or calculation errors directly relating to the Borrower Accounts, for returned cheques or for other items of payment in accordance with any court order, garnishment or any other applicable law in each case binding on the Relationship Bank; and

                (c)           the Relationship Bank agrees to forward in accordance with such blocked accounts agreement all uncommitted amounts in excess of Cdn$3,000,000 (or the Equivalent Amount in US Dollars) in each Borrower Account to the applicable Collection Account through bi-monthly sweeps from such Borrower Account into such Collection Account.

(2)           So long as no Default or Event of Default has occurred and is continuing, Borrower may amend Schedule 3.18 to add or replace a Relationship Bank or Borrower Account or to replace any Disbursement Account; provided however, that:

                (a)           Requisite Lenders shall have consented in writing in advance to the opening of such account with the relevant bank; and

                (b)           prior to the time of the opening of such account, Borrower and such bank shall have executed and delivered to Collateral Agent a tri-party blocked account agreement, in form and substance satisfactory to Requisite Lenders and Collateral Agent (with respect to its duties and obligations thereunder), in their sole discretion. Borrower shall close any of its accounts (and establish replacement accounts in accordance with the foregoing sentence) promptly and in any event within thirty (30) days of notice from Requisite Lenders that the creditworthiness of any bank holding an account is no longer acceptable in Requisite Lenders' judgment, or as promptly as practicable and in any event within thirty (30) days of notice from Requisite Lenders that the operating performance, funds transfer and/or availability procedures or performance with respect to accounts of the bank holding such accounts or Collateral Agent's liability under any tri-party blocked account agreement with such bank is no longer acceptable in Requisite Lenders' judgment.

(3)           The Borrower Accounts and Disbursement Accounts shall be cash collateral accounts, with all cash, cheques and other similar items of payment in such accounts securing payment of the Obligations, and in which Borrower shall have granted a Lien to Collateral Agent pursuant to the Collateral Documents.

(4)           All amounts deposited in a Collection Account shall be deemed received by Administrative Agent in accordance with Section 1.9 of the Agreement and shall be applied (and allocated) by Administrative Agent in accordance with Section 1.10 of the Agreement. In no event shall any amount be so applied unless and until such amount shall have been credited for value to the Collection Account. Borrower hereby irrevocably instructs

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Administrative Agent to convert the aggregate amount of Canadian Dollars in the Canadian Dollar Collection Account to the Equivalent Amount in US Dollars for application (and allocation) by Administrative Agent in accordance with Section 1.10 of the Agreement. For greater certainty, unless and until applied by Administrative Agent against the Obligations in accordance with Section 1.10, amounts deposited into a Collection Account shall remain the property of Borrower subject to a Lien in favour of Collateral Agent, on behalf of Agents and Lenders.

(5)           Borrower may maintain, in its name, an account (each a "Disbursement Account" and, collectively, the "Disbursement Accounts") at a bank acceptable to Requisite Lenders into which Administrative Agent shall, from time to time, deposit proceeds of each Revolving Credit Advance made to Borrower pursuant to Section 1.1 (together with any amounts payable to Borrower pursuant to the last sentence of Section 1.10(1) or otherwise) for use by Borrower solely in accordance with the Purpose.

(6)           Borrower shall, and shall cause its Affiliates and Related Parties, to (i) hold in trust for Collateral Agent all cheques, cash and other items of payment received by Borrower or received by any such Affiliate or Related Party for or on behalf of Borrower, and (ii) within one (1) Business Day after receipt by Borrower or any such Affiliate or Related Party of any cheques, cash or other items of payment in which Borrower has an interest, deposit the same into a Borrower Account. Borrower and each such Affiliate or Related Party thereof acknowledge and agree that all cash, cheques or items of payment constituting proceeds of Collateral are subject to a Lien in favour of Collateral Agent, on behalf of Agents and Lenders. All proceeds of the sale or other disposition of any Collateral shall be deposited directly into Borrower Accounts.

2

ANNEX C (Section 2.1(1))

to

CREDIT AGREEMENT

CLOSING CHECKLIST

        In addition to, and not in limitation of, the conditions described in Section 2.1 of the Agreement, pursuant to Section 2.1(1), the following items must be received by Administrative Agent in form and substance satisfactory to Requisite Lenders, in their sole discretion, on or prior to the Closing Date, unless waived in writing by Requisite Lenders (each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in Annex A to the Agreement):

(1)           Appendices.    All Appendices to the Agreement.

(2)           Revolving Notes.    Duly executed originals of the Revolving Notes in respect of the Revolving Loan, each dated the Closing Date.

(3)           Collateral Documents.    Duly executed originals of the Collateral Documents, each dated the Closing Date.

(4)           Insurance.    Satisfactory evidence that the insurance policies required by Section 5.4 are in full force and effect, together with appropriate evidence showing loss payable and/or additional insured and mortgage clauses or endorsements, as requested by Administrative Agent, in favour of Collateral Agent and non-renewal/cancellation/amendment riders to provide 30 days advance notice to Collateral Agent.

(5)           Security Interest and PPSA Filings.    Evidence satisfactory to Requisite Lenders that Collateral Agent has a valid and perfected first priority Lien, on behalf of Agents and Lenders, in and to all the Collateral, including (i) such documents duly executed by Borrower and its Subsidiaries (including financing statements under the PPSA and other applicable documents under the laws of any jurisdiction with respect to the perfection of Liens) as any Agent may request in order to perfect Collateral Agent's Lien, on behalf of Agents and Lenders, in the Collateral and (ii) copies of search reports listing all effective financing statements (or the applicable equivalent thereto) that name Borrower or its Subsidiaries as debtors, together with copies of such financing statements (or the applicable equivalent thereto), none of which shall cover the Collateral, except for those relating to Permitted Encumbrances.

(6)           Payout; Financing Change Statements.    Copies of a written confirmation evidencing repayment in full of all Prior Lender Obligations, together with (a) financing change statements (or the applicable equivalent thereof) discharges, releases or other appropriate termination statements manually signed by each Prior Lender or its applicable agents, if appropriate, releasing all Liens of each Prior Lender, if any, upon any of property, assets and undertaking of Borrower and its Subsidiaries, and (b) termination of all blocked account agreements, bank agency agreements or other similar agreements or arrangements or arrangements in favour of each Prior Lender or relating to the Prior Lender Obligations, if any.

(7)           Letter of Direction.    Duly executed originals of a letter of direction from Borrower addressed to Administrative Agent and Lenders with respect to the disbursement on the Closing Date of the proceeds of the first Revolving Credit Advance.

(8)           Constating Documents and Status.    (a) Borrower's constating documents and all amendments thereto, (b) certificates of status, compliance and/or good standing (as applicable) evidencing Borrower's qualification to conduct business in each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, each dated as of the Closing Date and certified by the applicable authorized Governmental Authority.

(9)           Bylaws and Resolutions.    (a) Borrower's bylaws, together with all amendments thereto and (b) resolutions of Borrower's board of directors and, if applicable, shareholders, approving and authorizing the execution, delivery and performance of the Loan Documents to which Borrower is a party and the transactions to be consummated in connection therewith, each certified as of the Closing Date by the applicable corporate secretary or an assistant secretary as being in full force and effect without any modification or amendment.

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(10)         Incumbency Certificates.    Signature and incumbency certificates (the "Incumbency Certificate") of the officers of Borrower executing any of the Loan Documents and permitted to give instructions or notices (including Notices of Revolving Credit Advances) to Agents hereunder, certified as of the Closing Date by the applicable corporate secretary or an assistant secretary as being true, accurate, correct and complete.

(11)         Opinions of Counsel.    Duly executed originals of opinions of Fasken Martineau LLP, counsel for Borrower, together with any local counsel opinions requested by Administrative Agent, each dated the Closing Date.

(12)         Officer's Certificate.    Duly executed originals of a certificate of an officer of Borrower, dated the Closing Date.

(13)         Intentionally Deleted.

(14)         Mortgages.    Mortgages covering all of the Real Estate (the "Mortgaged Properties") together with: (a) title opinions from counsel for Borrower in respect of the Mortgaged Properties; and (b) evidence that counterparts of the Mortgages have been recorded in all places to the extent necessary or desirable, in the judgment of Requisite Lenders, to create a valid and enforceable first priority Lien (subject to Permitted Encumbrances) on each Mortgaged Property in favour of Collateral Agent (or in favour of such other trustee as may be required or desired under local law), on behalf of Agents and Lenders.

(15)         Intentionally Deleted.

(16)         Intentionally Deleted.

(17)         Financial Statements.    Borrower shall have made publicly available its consolidated unaudited quarterly financial statements for the period ending March 31, 2005 including a balance sheet and statement of income and cash flows for the period ending March 31, 2005 and Requisite Lenders shall be satisfied, in their sole discretion, with all of the foregoing.

(18)         Intentionally Deleted.

(19)         CIBC Acknowledgement.    Duly executed acknowledgment by Canadian Imperial Bank of Commerce.

(20)         Other Documents.    Such other certificates, documents and agreements respecting Borrower and its Subsidiaries as Requisite Lenders may, in their sole discretion, request.

2

ANNEX D (Section 4.1(1))

to

CREDIT AGREEMENT

REPORTING — FINANCIAL STATEMENTS, NOTICES, OPERATING PLAN, BUDGET, REPORTS AND OTHER INFORMATION

        Borrower shall deliver or cause to be delivered to Administrative Agent the following:

(1)           Monthly Financials.    Within thirty (30) days after the end of each Fiscal Month (or within forty-five (45) days after the end of a Fiscal Month that is the last month of a Fiscal Quarter), financial information regarding Borrower and its Subsidiaries, certified by an officer of Borrower, consisting of:

                (a)           unaudited balance sheets as of the close of such Fiscal Month and the related statements of income and cash flow for that portion of the Fiscal Year ending as of the close of such Fiscal Month;

                (b)           unaudited statements of income and cash flow for such Fiscal Month, setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Operating Plan for such Fiscal Year; and

                (c)           a summary of all payments made or owing to Affiliates during such Fiscal Month, indicating which payments are in respect of inventory purchases, Capital Expenditures and/or management fees.

Such financial information shall be accompanied by the certification of an officer of Borrower that (i) such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments) the financial position and results of operations of Borrower and its Subsidiaries, in each case as at the end of such Fiscal Month and for the period then ended and (ii) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default;

(2)           Monthly Budget.    Within three (3) Business Days prior to the end of each Fiscal Month, a budget (each, a "Budget") of Borrower and its Subsidiaries, in substantially the form and containing similar information as the Original Budget, certified by an officer of Borrower;

(3)           Quarterly Deliveries.    Within forty-five (45) days after the end of each Fiscal Quarter, (A) a statement in reasonable detail showing the calculations used in determining compliance with each Financial Covenant set forth on Annex E, and (B) a management discussion and analysis which includes a comparison to the Budgets (including the Original Budget if applicable) covering that Fiscal Quarter and a comparison of performance for that Fiscal Quarter to the corresponding period in the prior year;

(4)           Annual Operating Plan.    As soon as available, but not later than thirty (30) days prior to the commencement of each Fiscal Year, an Operating Plan;

(5)           Annual Audited Financials.    Within ninety (90) days after the end of each Fiscal Year, audited financial statements for Borrower and its Subsidiaries, consisting of balance sheets and statements of income and retained earnings and cash flows, setting forth in comparative form in each case the figures for the previous Fiscal Year, which financial statements shall be prepared in accordance with GAAP, certified without qualification by an independent chartered public accounting firm of national standing or otherwise acceptable to the Requisite Lenders. Such financial statements shall be accompanied by:

                (a)           a statement prepared in reasonable detail showing the calculations used in determining compliance with each of the Financial Covenants set forth on Annex E;

                (b)           a report from such accounting firm to the effect that, in connection with their audit examination, nothing has come to their attention to cause them to believe that a Default or Event of Default has occurred (or specifying those Defaults and Events of Default that they became aware of);

                (c)           the annual letters to such accounting firm in connection with their audit examination detailing contingent liabilities and material litigation matters;

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                (d)           the certification of the Chief Financial Officer of Borrower that all such financial statements present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of Borrower and its Subsidiaries as at the end of such year and for the period then ended, and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default; and

                (e)           a list of any applications for the registration of any Intellectual Property with the Canadian Industrial Design Office, Canadian Patent Office, Canadian Intellectual Property Office, Canadian Copyright Office or any similar office or agency which Borrower or its Subsidiaries have filed in the prior Fiscal Year;

(6)           Management Letters.    Within three (3) Business Days after receipt thereof by Borrower or its Subsidiaries, copies of all management letters, exception reports or similar letters or reports received by Borrower or its Subsidiaries from its independent chartered public accountants;

(7)           Default Notices.    As soon as practicable, and in any event within one (1) Business Day after an executive officer of Borrower has actual knowledge of the existence of any Default, Event of Default or other event which has had or could reasonably be expected to have a Material Adverse Effect or default by any Person in payment or other performance of its obligations with respect to Collateral, telephonic or telecopied notice specifying the nature of such Default or Event of Default or other event or default, including the anticipated effect thereof, which notice, if given telephonically, shall be promptly confirmed in writing on the next Business Day;

(8)           Securities Filings and Press Releases.    Promptly upon their becoming available, copies of (i) all financial statements, reports, notices and proxy statements made publicly available by Borrower to its security holders; (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by Borrower with any securities exchange, commission or governmental or public or private regulatory authority; and (iii) all press releases and other statements made available by Borrower to the public concerning material changes or developments in its business;

(9)           Subordinated Debt.    As soon as practicable, copies of all material written notices given or received by Borrower or any of its Subsidiaries with respect to any Subordinated Debt, and, two (2) Business Days after Borrower or any of its Subsidiaries obtains knowledge of any matured or unmatured event of default with respect to any Subordinated Debt, notice of such event of default;

(10)         Supplemental Schedules.    Supplemental disclosures, if any, required by Section 5.6 of the Agreement;

(11)         Litigation.    In writing, promptly upon learning thereof, notice of any Litigation commenced or threatened against Borrower or any of its Subsidiaries that (i) seeks damages, (ii) seeks injunctive relief, (iii) alleges criminal misconduct by Borrower or any of its Subsidiaries, (iv) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Liabilities, or (v) involves any product recall;

(12)         Insurance Notices.    In writing, promptly upon learning thereof, disclosure of losses or casualties required by Section 5.4 of the Agreement;

(13)         Lease Default Notices.    (i) In writing, promptly upon learning thereof, copies of any and all default notices received under or with respect to any leased location or warehouse where Collateral is located, and (ii) promptly such other notices or documents as Requisite Lenders may request in their sole discretion;

(14)         Lease Amendments.    As soon as practicable, copies of all material amendments to real estate leases;

(15)         Appraisals/Verifications.    Appraisals or verifications of its property and assets as Requisite Lenders may request at any time after the occurrence and during the continuance of a Default or an Event of Default, such appraisals or verifications to be conducted by an appraiser or other Person, and in form and substance, satisfactory to Requisite Lenders, in their sole discretion.

(16)         Other Documents.    Such other financial and other information, reports, statements and reconciliations respecting Borrower's or any of its Subsidiaries' business or financial condition or the Collateral as Requisite Lenders shall, from time to time, request in their sole discretion.

2

(17)         Liens.    Promptly upon learning thereof, notice of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral.

3

ANNEX E (Section 6.9)

to

CREDIT AGREEMENT

FINANCIAL COVENANTS

        [NTD: This Annex E is subject to delivery of Operating Plan and negotiation between Borrower and Requisite Lenders in accordance with Section 5.14.]

        At all times during the Public Period, Borrower shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP consistently applied:

(1)
Senior Funded Debt Coverage Ratio.    As of the end of any Fiscal Quarter, Borrower shall not permit the ratio of (a) Senior Funded Debt on such date to (b) EBITDA for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date to exceed [    •    ][NTD: To be negotiated and determined in accordance with Section 5.14.]

(2)
Minimum Fixed Charge Coverage Ratio.    As of the end of any Fiscal Quarter, Borrower shall not permit the ratio of (a) EBITDA for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date to (b) Fixed Charges for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date to be less than [    •    ][NTD: To be negotiated and determined in accordance with Section 5.14.].

(3)
Minimum Availability.    Borrower shall maintain no less than US$[    •    ] of undrawn availability under the Total Revolving Loan Commitment. [NTD: To be negotiated determined in accordance with Section 5.14.]

(4)
Other. [NTD: To be negotiated and determined in accordance with Section 5.14.]

        Unless otherwise specifically provided herein, any accounting term used in the Agreement shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. If any "Accounting Changes" (as defined below) occur and such changes result in a change in the calculation of the Financial Covenants, standards or terms used in the Agreement or any other Loan Document, then Borrower and Administrative Agent agree to enter into negotiations in order to amend such provisions of the Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating Borrower's financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. "Accounting Changes" means (a) changes in accounting principles required by the promulgation of any rule, regulation pronouncement or opinion by the Canadian Institute of Chartered Accountants (or successor thereto or any agency with similar functions); and (b) changes in accounting principles concurred in by Borrower's independent chartered public accountants. If Borrower and Administrative Agent agree upon the required amendments, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in the Agreement or in any other Loan Document shall, only to the extent of such Accounting Change, refer to GAAP, consistently applied after giving effect to the implementation of such Accounting Change. If Borrower and Administrative Agent cannot agree upon the required amendments within thirty (30) days following the date of implementation of any Accounting Change, then all Financial Statements delivered and all calculations of Financial Covenants and other standards and terms in accordance with the Agreement and the other Loan Documents shall be prepared, delivered and made without regard to the underlying Accounting Change.

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ANNEX F (Section 11.10)

to
CREDIT AGREEMENT

NOTICES

(A)	If to Borrower, at:
SR Telecom Inc. 8150 Trans-Canada Highway St-Laurent, Quebec H4S 1M5
	Attention:	David Adams Senior Vice-President and CFO
	Telecopier No.:	(514) 956-4405
	Telephone No.:	(514) 335-1210
Account Wire Details:
	Bank Name:	The Canadian Imperial Bank of Commerce 6341 Trans-Canada Hwy Suite 1200 Pointe-Claire Quebec H9R 5A5
	Bank no.:	010
	Transit:	00941
	Cdn$ account no.: (for Canadian Dollar wire transfers)	82-04713
	US$ account no.: (for US Dollar wire transfers)	02-39518
with a copy to:
Fasken Martineau LLP Stock Exchange Tower PO Box 242, Suite 3400 800 Place Victoria Montreal, Quebec H4Z 1E9
	Attention:	Marc Novello
	Telecopier No.:	(514) 397-7400
	Telephone No.:	(514) 397-7581

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(B)	If to B IV Capital Partners, L.P., GMAM Investment Funds Trust II, DDJ Canadian High Yield Fund, DDJ October Fund Onshore Feeder, Limited Partnership and October OS Investment Sub 2005, Ltd. at:
DDJ Capital Management, LLC 141 Linden Street, Suite S-4 Wellesley, Massachusetts 02482
	Attention:	Jackson Craig
	Telecopier No.:	(781) 283-8555
	Telephone No.:	(781) 283-8519
	Attention:	Mary Robinson
	Telecopier No.:	(781) 283-8567
	Telephone No.:	(781) 283-8528
Account Wire Details:
B IV Capital Partners, L.P.
	Bank Name:	JP Morgan Chase Bank, NY
	ABA#:	021000021
	F/A/O:	Goldman Sachs & Co., N.Y.
	A/C#:	930-1-011483
	F/F/C:	B IV Capital Partners LP
	A/C#:	002-091726
GMAM Investment Funds Trust II
	Bank Name:	State Street Bank & Trust Co., Boston
	ABA#:	011 000 028
	Ref:	GMAM Investment Funds Trust II
	Account Number:	7M2E
	DOA#:	26572875

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DDJ Canadian High Yield Fund
Bank Name:	JP Morgan Chase Bank New York, NY
ABA:	021000021
Account Number:	00111 53244
Account Name:	Royal Bank of Canada
FFC:	0959 1409 5675
Name:	Royal Trust
FBO:	110455024
Name:	DDJ Canadian High Yield Fund
Attention:	Albert Ochoa (416) 955-6217 Global Credit Reporting
DDJ October Fund Onshore Feeder, Limited Partnership
Bank Name:	Citibank, N.A. New York
ABA#:	021000089
Account:	Morgan Stanley & Co., NY
Account Number:	38890774
Subaccount
Account Name:	DDJ October Fund Onshore Feeder, Limited Partnership
Account No.:	038C4323
October OS Investment Sub 2005, Ltd.
Bank Name:	Citibank, N.A. New York
ABA#:	021-000-089
F/A/O:	Morgan Stanley & Co., NY
A/C#:	38890774
F/F/C:	October OS Investment Sub 2005 Ltd.
A/C#:	038C43257

3

(C)	If to Guardian Capital L.P., at:
199 Bay St. W. Commerce Court West, Ste. 3100 Toronto, Ontario M5L 1E8
Attention: Steve Kearns
	Telecopier No.:	(416) 947-3745
	Telephone No.:	(416) 947-3701
Attention: Gino Tullo
	Telecopier No.:	(416) 364-9922
	Telephone No.:	(416) 350-6898
Account Wire Details:
ScotiaMcLeod Pinnacle High Yield (Commitment = 2.188%)
CAD Wire Transactions:
	Financial Institution Name:	Toronto Treasury (BIC: SBOSCATXXXX)
	City:	Toronto
	Account Number:	SBOSCATXXXX
	Reference:	JFQ3
US Wire Transactions:
	Financial Institution Name:	State Street Bank & Trust Co.
	ABA Number:	011000028
	Beneficiary Account:	54623947
	Beneficiary:	Pinnacle High Yield Income, JFQ3
GGOF Canadian High Yield Bond Fund (Commitment = 15.21%)
CAD Wire Transactions:
	Financial Institution Name:	Canadian Imperial Bank of Commerce
	Receiver/Intermediary:	CIBCCATT
	Account with Institution:	MELNUS3PGSS

4

US Wire Transactions:
Financial Institution Name:	Federal Reserve Bank of Boston
City:	Boston
ABA Number:	011001234
DDA Number:	065447
Vector High Yield Bond Fund (Commitment = 0.146%)
CAD Wire Transactions:
Financial Institution Name:	Canadian Imperial Bank of Commerce
Receiver/Intermediary:	CIBCCATT
Account with Institution:	MELNUS3PGSS
US Wire Transactions:
Financial Institution Name:	Federal Reserve Bank of Boston
City:	Boston
ABA Number:	011001234
DDA Number:	065447
GGOF Diversified Monthly Income Fund (Commitment = 0.456%)
CAD Wire Transactions:
Financial Institution Name:	Canadian Imperial Bank of Commerce
Receiver/Intermediary:	CIBCCATT
Account with Institution:	MELNUS3PGSS
US Wire Transactions:
Financial Institution Name:	Federal Reserve Bank of Boston
City:	Boston
ABA Number:	011001234
DDA Number:	065447

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(D)	If to Greywolf Loan Participation LLC, at:
411 West Putnam, Suite 265 Greenwich, CT 06807
	Attention:	Bill Troy
	Telecopier No.:	(203) 302-2244
	Telephone No.:	(203) 302-2223
Account Wire Details:
US$ Fed Wire Instructions
	Name:	Chase Manhattan Bank, N.Y.
	ABA#:	021-000-021
	F/A/O:	Goldman Sachs & Co., N.Y.
	A/C#:	930-1-011483
	F/F/C:	Greywolf Loan Participation LLC
	A/C#:	002-034155

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(E)	If to Catalyst Fund General Partner I Inc., at:
79 Wellington St. West, Suite 3475 Toronto, ON M5K 1J3
	Attention:	Gabriel de Alba
	Telecopier No.:	(416) 945-3020
	Telephone No.:	(416) 945-3060
	Attention:	Lori Bird
	Telecopier No.:	(416) 945-3002
	Telephone No.:	(416) 945-3060
Account Wire Details:
	Account Name:	CCGI-CFLPI
	Account:	80002 6225810
	Branch Transit:	#80002
	Bank Code:	#02
	ABA:	#026002532
	Branch Location:	Scotiabank Scotia Plaza Branch 44 King Street West Toronto, Ontario M5H 1H1

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(F)	If to Polar Securities Inc., at:
372 Bay Street, 21st Floor Toronto, Ontario M5H 2W9
	Attention:	Pat Wong
	Telecopier No.:	(416) 367-0564
	Telephone No.:	(416) 367-4364
Account Wire Details:
Cdn$ Wire Transactions:
	Swift Code:	BOFMCAM2
	Bank Name:	Bank of Montreal
	City:	Montreal
	Beneficiary:	00021157410 Nesbitt Burns Inc., Toronto, Ontario
	Sub Account:	402-20185-29
US$ Wire Transactions:
	Bank Name:	Bank of New York
	Address:	48 Wall Street New York, New York
	ABA Number:	021-000-018
	AC Number	8900-135-263
	Sub Account:	402-20185-29

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(G)	All notices to a Lender shall be copied to Bennett Jones LLP, at:
3400 One First Canadian Place PO Box 130 Toronto, Ontario M5X 1A4
	Attention:	S. Richard Orzy
	Telecopier No.:	(416) 863-1716
	Telephone No.:	(416) 777-5737
	Attention:	Mark Bain
	Telecopier No.:	(416) 863-1716
	Telephone No.:	(416) 777-4845

9

(H)	If to Administrative Agent and Collateral Agent, at:
BNY Trust Company of Canada Suite 1101 4 King Street West Toronto, Ontario M5H 1B6
	Attention:	Senior Trust Officer
	Telecopier No.:	(416) 360-1711
	Telephone No.:	(416) 933-8505
Account Wire Details:
US$ Wire Instructions for Wires that originate within the U.S.:
	Bank Name:	The Bank of New York
	ABA#:	021-000-018
	Account Name:	BNYAS Agent Services Clearing Account
	Account #:	8900415460
	Reference:	SR Telecom
	Attention:	Stacie Row (972) 401-8617
US$ Wire Instructions for Wires that originate within Canada:
	Bank Name:	The Bank of New York
	City:	New York, NY
	SWIFT Code:	IRVTUS3N
	Beneficiary:	BNYAS Agent Services Clearing Account
	FFC: Acct.	8900415460
	Reference:	SR Telecom
	Attention:	Stacie Row (972) 401-8617

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with a copy to:
The Bank of New York, Asset Solutions 600 East Las Colinas Boulevard Suite 1300 Irving, Texas 75039
Attention:	Agent Services — Steve Jerard
Telecopier No.:	(972) 401-8556
Telephone No.:	(972) 401-8500
with a copy to:
Stikeman Elliott LLP 5300 Commerce Court West 199 Bay Street Toronto, Ontario M5L 1B9
Attention:	Peter Hamilton
Telecopier No.:	(416) 947-0866
Telephone No.:	(416) 869-5564

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Schedule 1.3 — Use of Proceeds

Schedule 3.2 — Executive Offices; Locations of Collateral

Schedule 3.4(1) — Financial Statements

Schedule 3.4(2) — Original Budget

Schedule 3.6 — Ownership of Property; Liens

Schedule 3.7 — Labour Matters

Schedule 3.8 — Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness; Corporate Structure

Schedule 3.10 — Taxes

Schedule 3.11 — Canadian Pension and Benefit Plans; Subsidiary Pension Plans

Schedule 3.12 — Litigation

Schedule 3.14 — Intellectual Property

Schedule 3.16 — Environmental Matters

Schedule 3.17 — Insurance

Schedule 3.18 — Deposit and Disbursement Accounts

Schedule 3.19 — Intentionally Deleted

Schedule 3.21 — Agreements and Other Documents

Schedule 3.23 — Subordinated Debt

Schedule 5.1 — Maintenance of Existence and Conduct of Business

Schedule 5.2(1) — Contested Charges

Schedule 6.3 — Indebtedness; Unfunded Pension and Benefit Plan Obligations

Schedule 6.4 — Affiliate Transactions and Employee Loans

Schedule 6.7 — Liens

Exhibit 1.1(1)(a)

FORM OF NOTICE OF REVOLVING CREDIT ADVANCE

TO:	BNY Trust Company of Canada, as Administrative Agent
AND TO:	The Lenders as defined in the Credit Agreement (defined below)
RE:
Revolving Credit Advance to be made pursuant to the Credit Agreement dated as of May 19, 2005 between the undersigned, Agents and Lenders (as the same may from time to time be amended, restated, modified or supplemented, the "Credit Agreement"). All capitalized terms not otherwise defined in this Notice of Revolving Credit Advance shall have the meanings given to them in the Credit Agreement.
DATE:	[ • ]

A.
The undersigned, as Borrower pursuant to the Credit Agreement, irrevocably requests that Lenders make a Revolving Credit Advance on [Date] in the aggregate amount of [US$    •    ] (the "Revolving Credit Advance Amount") to:

Borrower:	SR Telecom Inc.
Address:	8150 Trans-Canada Highway St-Laurent, Quebec H4S 1M5
Name of Contact at Borrower:	[ • ] Telecopier No.: [ • ] Telephone No.: [ • ]
Bank:	Canadian Imperial Bank of Commerce
Bank Address:	6341 Trans-Canada Highway Suite 1200 Pointe-Claire, Quebec H9R 5A5 Attention: [ • ] Telecopier No.: [ • ] Telephone No.: [ • ]
Wire Details:	Bank No.: 010 Transit: 00941 Cdn$ account no.: 82-04713 US$ account no.: 02-39518
B.
The undersigned, as Borrower pursuant to the Credit Agreement, hereby:

(1)   represents and warrants that all of the conditions contained in Section 2 of the Credit Agreement have been satisfied on and as of the date hereof, and will continue to be satisfied on and as of the date of the Revolving Credit Advance requested hereby, before and after giving effect thereto and to the application of the Revolving Credit Advance Amount;

(2)   reaffirms the continuance of Collateral Agent's valid and perfected first priority Liens pursuant to the Collateral Documents; and

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(3)   represents and warrants, both before and after giving effect to the Revolving Credit Advance and to the application of the Revolving Credit Advance Amount, no Default or Event of Default has occurred or is continuing.

SR TELECOM INC.
By:	Name: Title:
By:	Name: Title:
I/We have the authority to bind the Corporation.

2

Exhibit 1.1(1)(b)

FORM OF REVOLVING NOTE

Toronto, Ontario

[Date]

US$[    •    ]

        FOR VALUE RECEIVED, the undersigned, SR Telecom Inc., a Canadian corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of [NAME OF LENDER] ("Lender") at the offices of Lender, at its address at [    •    ], or at such other place as Lender may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of [    •    ] (US$[    •    ]), or if less, the aggregate unpaid amount of its Pro Rata Share of the Revolving Loan made to the undersigned and evidenced hereby or in the Loan Accounts. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement (as hereinafter defined) or in Annex A thereto.

        This Revolving Note is issued pursuant to that certain Credit Agreement dated as of the date hereof between Borrower, Agents and Lenders (including all annexes, exhibits and schedules thereto and as the same may from time to time be amended, restated, modified or supplemented, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Collateral Documents and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Revolving Loan evidenced hereby or in the Loan Accounts is made and is to be repaid. The principal balance of the Revolving Loan, the rates of interest applicable thereto and the date and amount of each payment made on account of the principal thereof, shall be recorded by Administrative Agent in the Loan Accounts maintained in respect of the Revolving Loan; provided that the failure of Administrative Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Revolving Note.

        The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

        If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

        Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

        Time is of the essence of this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

        Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

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        THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT PROVINCE.

SR TELECOM INC.
By:	Name: Title:
By:	Name: Title:

2

Exhibit 1.4(2)

FORM OF PIK NOTE

Toronto, Ontario

[Date]

US$[    •    ]

        FOR VALUE RECEIVED, the undersigned, SR Telecom Inc., a Canadian corporation ("Borrower"), HEREBY PROMISES TO PAY to [NAME OF ADMINISTRATIVE AGENT] ("Administrative Agent") at the offices of Administrative Agent, at its address at [    •    ], or at such other place as Administrative Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of [    •    ] (US$    •    ) or if less, the aggregate unpaid amount of the PIK Advances made to the undersigned on the date hereof and evidenced hereby or in the Loan Accounts. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement (as hereinafter defined) or in Annex A thereto.

        This PIK Note is issued pursuant to that certain Credit Agreement dated as of the date hereof between Borrower, Agents and Lenders (including all annexes, exhibits and schedules thereto and as the same may from time to time be amended, restated, modified or supplemented, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Collateral Documents and all of the other Loan Documents referred to therein. Reference is made to the Credit Agreement for a statement of all of the terms and conditions under which the PIK Advances evidenced hereby or in the Loan Accounts is made and is to be repaid. The principal balance of the PIK Loan evidenced hereby, the rates of interest applicable thereto and the date and amount of each payment made on account of the principal thereof, shall be recorded by Administrative Agent in the Loan Accounts maintained in respect of each PIK Advance; provided that the failure of Administrative Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this PIK Note.

        The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

        If any payment on this PIK Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

        Upon and after the occurrence of any Event of Default, this PIK Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

        Time is of the essence of this PIK Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

        Except as provided in the Credit Agreement, this PIK Note may not be assigned by Lender to any Person.

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        THIS PIK NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT PROVINCE.

SR TELECOM INC.
By:	Name: Title:
By:	Name: Title:

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Exhibit 9.1(a)

ASSIGNMENT AGREEMENT

        This Assignment Agreement (this "Agreement") is made as of [    •    ] by and between [    •    ] ("Assignor Lender") and [    •    ] ("Assignee Lender") and acknowledged and consented to by [    •    ], as administrative agent ("Administrative Agent"). All capitalized terms used in this Agreement and not otherwise defined herein will have the respective meanings set forth in the Credit Agreement as hereinafter defined.

RECITALS:

        WHEREAS, SR Telecom Inc., a Canadian corporation, BNY Trust Company of Canada, as Administrative Agent and Collateral Agent, and Lenders have entered into that certain Credit Agreement dated as of May [    •    ], 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") pursuant to which Lenders have agreed to make certain Loans to Borrower;

        WHEREAS, Assignor Lender desires to assign to Assignee Lender [all/a portion] of its interest in the Loans, the Loan Documents and the Collateral and to delegate to Assignee Lender [all/a portion] of its Commitment and other duties with respect to such Loans, Loan Documents and Collateral;

        WHEREAS, Assignee Lender desires to become a Lender under the Credit Agreement and to accept such assignment and delegation from Assignor Lender; and

        WHEREAS, Assignee Lender desires to appoint Administrative Agent and Collateral Agent to serve as agents for Assignee Lender under the Credit Agreement.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions, and covenants herein contained, Assignor Lender and Assignee Lender agree as follows:

1.     ASSIGNMENT, DELEGATION, AND ACCEPTANCE

        1.1    Assignment and Delegation.    Assignor Lender hereby transfers and assigns and delegates to Assignee Lender, without recourse and without representations or warranties of any kind (except as set forth in Section 3.2), [all/such percentage] of Assignor Lender's right, title, and interest in, and its other duties and obligations under the Loans, Loan Documents, Collateral and its Commitment as will result in Assignee Lender having as of the Effective Date (as hereinafter defined) Assignor Lender's right, title, interest, duties and obligations set forth on Schedule 1.1 ("Assigned Interest"):

        1.2    Acceptance by Assignee Lender.    By its execution of this Agreement, Assignee Lender irrevocably purchases, assumes and accepts such assignment and delegation and agrees to be a Lender with respect to the delegated interest under the Loan Documents and to be bound by the terms and conditions thereof. By its execution of this Agreement, Assignor Lender agrees, to the extent provided herein, to relinquish its rights and be released from its obligations and duties under the Loan Documents.

        1.3    Effective Date.    Such assignment and delegation by Assignor Lender and acceptance by Assignee Lender will be effective and Assignee Lender will become a Lender under the Loan Documents as of the date of this Agreement ("Effective Date") and upon payment of the Assigned Amount and the Assignment Fee (as each term is defined below). Interest and Fees accrued prior to the Effective Date are for the account of Assignor Lender, and Interest and Fees accrued from and after the Effective Date are for the account of Assignee Lender.

2.     INITIAL PAYMENT AND DELIVERY OF NOTES

        2.1    Payment of the Assigned Amount.    Assignee Lender will pay to Assignor Lender, in immediately available funds, not later than 12:00 noon (Toronto time) on the Effective Date, an amount equal to that set forth in on Schedule 1.1 (the "Assigned Amount").

        2.2    Payment of Assignment Fee.    Assignee Lender will pay to Administrative Agent, for its own account in immediately available funds, not later than 12:00 noon (Toronto time) on the Effective Date, the assignment fee

1

in the amount of Cdn$1,000 (the "Assignment Fee") as required pursuant to Section 9.1(a) of the Credit Agreement.

        2.3    Execution and Delivery of Notes.    Following payment of the Assigned Amount and the Assignment Fee, Assignor Lender will deliver to Assignee Lender the Notes, as applicable, previously delivered to Assignor Lender duly endorsed in favour of Assignee Lender.

3.     REPRESENTATIONS, WARRANTIES AND COVENANTS

        3.1    Assignee Lender's Representations, Warranties and Covenants.    Assignee Lender hereby represents, warrants, and covenants the following to Assignor Lender and Administrative Agent:

        (a)   This Agreement is a legal, valid, and binding agreement of Assignee Lender, enforceable according to its terms;

        (b)   The execution and performance by Assignee Lender of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to, or consent or approval by any Governmental Authority;

        (c)   Assignee Lender has full power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill the obligations hereunder and to consummate the transactions contemplated hereby;

        (d)   Assignee Lender is familiar with transactions of the kind and scope reflected in the Loan Documents and in this Agreement;

        (e)   Assignee Lender has made its own independent investigation and appraisal of the financial condition and affairs of Borrower and its Subsidiaries, has conducted its own evaluation of the Loans, the Loan Documents and Borrower's and its Subsidiaries' creditworthiness, has made its decision to become a Lender to Borrower under the Credit Agreement independently and without reliance upon Assignor Lender or Administrative Agent, and will continue to do so;

        (f)    Assignee Lender is entering into this Agreement in the ordinary course of its business, and is acquiring its interest hereunder for its own account and not with a view to or for sale in connection with any subsequent distribution;

        (g)   Assignee Lender has no loans to, written or oral agreements with, or equity or other ownership interest in Borrower or its Subsidiaries; and

        (h)   Assignee Lender will not enter into any written or oral agreement with, or acquire any equity or other ownership interest in, Borrower without the prior written consent of Administrative Agent (acting on the instructions of Requisite Lenders).

        3.2    Assignor Lender's Representations, Warranties and Covenants.    Assignor Lender hereby represents, warrants and covenants the following to Assignee Lender:

        (a)   This Agreement is a legal, valid and binding agreement of Assignor Lender, enforceable according to its terms;

        (b)   The execution and performance by Assignor Lender of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to or consent or approval by any Governmental Authority;

        (c)   Assignor Lender has full power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill the obligations hereunder and to consummate the transactions contemplated hereby;

        (d)   Assignor Lender is the legal and beneficial owner of the Assigned Interest, free and clear of any Lien; and

        (e)   This Assignment by Assignor Lender to Assignee Lender complies, in all material respects, with the terms of the Loan Documents.

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4.     LIMITATIONS OF LIABILITY

        Neither Assignor Lender (except as provided in Section 3.2) nor Administrative Agent makes any representations or warranties of any kind, nor assumes any responsibility or liability whatsoever, with regard to (a) the Loan Documents or any other document or instrument furnished pursuant thereto or the Loans or other Obligations, (b) the creation, validity, genuineness, enforceability, sufficiency, value or collectibility of any of them, (c) the amount, value or existence of the Collateral, (d) the perfection or priority of any Lien upon the Collateral, or (e) the financial condition of Borrower or other obligor or the performance or observance by Borrower or its Subsidiaries of their obligations under any of the Loan Documents. Neither Assignor Lender nor Administrative Agent has or will have any duty, either initially or on a continuing basis, to make any investigation, evaluation, appraisal of, or any responsibility or liability with respect to the accuracy or completeness of, any information provided to Assignee Lender which has been provided to Assignor Lender or Administrative Agent by Borrower. Nothing in this Agreement or in the Loan Documents shall impose upon the Assignor Lender or Administrative Agent any fiduciary relationship in respect of Assignee Lender.

5.     NOTICES

        Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given will be in writing and addressed to the respective party as set forth below its signature hereunder, or to such other address as the party may designate in writing to the other.

6.     AMENDMENTS AND WAIVERS

        No amendment, modification, termination, or waiver of any provision of this Agreement will be effective without the written concurrence of Assignor Lender, Administrative Agent and Assignee Lender.

7.     SEVERABILITY

        Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. In the event any provision of this Agreement is or is held to be invalid, illegal, or unenforceable under applicable law, such provision will be ineffective only to the extent of such invalidity, illegality, or unenforceability, without invalidating the remainder of such provision or the remaining provisions of the Agreement. In addition, in the event any provision of or obligation under this Agreement is or is held to be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations in any other jurisdictions will not in any way be affected or impaired thereby.

8.     SECTION TITLES

        Section and Subsection titles in this Agreement are included for convenience of reference only, do not constitute a part of this Agreement for any other purpose, and have no substantive effect.

9.     SUCCESSORS AND ASSIGNS

        This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10.   APPLICABLE LAW

        THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE PROVINCE OF ONTARIO.

11.   COUNTERPARTS

        This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of original or facsimile counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, will be deemed an original and all of which shall together constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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        IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

ASSIGNEE LENDER:		ASSIGNOR LENDER:
[NAME]		[NAME]
By:	Name: Title:	By:	Name: Title:
By:	Name: Title:	By:	Name: Title:
Notice Address:		Notice Address:

ACKNOWLEDGED AND CONSENTED TO:

[    •    ], as Administrative Agent

By:	Name: Title:
By:	Name: Title:

4

SCHEDULE 1.1 TO ASSIGNMENT AGREEMENT

        [NTD: To be completed as of Effective Date.]

QuickLinks

TABLE OF CONTENTS
ANNEXES
SCHEDULES
EXHIBITS
CREDIT AGREEMENT
SECTION 1 AMOUNT AND TERMS OF CREDIT FACILITIES
SECTION 2 CONDITIONS PRECEDENT
SECTION 3 REPRESENTATIONS AND WARRANTIES
SECTION 4 FINANCIAL STATEMENTS AND INFORMATION
SECTION 5 AFFIRMATIVE COVENANTS
SECTION 6 NEGATIVE COVENANTS
SECTION 7 TERM
SECTION 8 EVENTS OF DEFAULT: RIGHTS AND REMEDIES
SECTION 9 ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENTS
SECTION 10 SUCCESSORS AND ASSIGNS
SECTION 11 MISCELLANEOUS
ANNEX A (Recitals) to CREDIT AGREEMENT DEFINITIONS
ANNEX B ( Section 1.7 ) to CREDIT AGREEMENT CASH MANAGEMENT SYSTEMS
ANNEX C ( Section 2.1(1)) to CREDIT AGREEMENT CLOSING CHECKLIST
ANNEX D ( Section 4.1(1) ) to CREDIT AGREEMENT REPORTING — FINANCIAL STATEMENTS, NOTICES, OPERATING PLAN, BUDGET, REPORTS AND OTHER INFORMATION
ANNEX E ( Section 6.9 ) to CREDIT AGREEMENT FINANCIAL COVENANTS
ANNEX F (Section 11.10) to CREDIT AGREEMENT NOTICES
Schedule 1.3 — Use of Proceeds
Schedule 3.2 — Executive Offices; Locations of Collateral
Schedule 3.4(1) — Financial Statements
Schedule 3.4(2) — Original Budget
Schedule 3.6 — Ownership of Property; Liens
Schedule 3.7 — Labour Matters
Schedule 3.8 — Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness; Corporate Structure
Schedule 3.10 — Taxes
Schedule 3.11 — Canadian Pension and Benefit Plans; Subsidiary Pension Plans
Schedule 3.12 — Litigation
Schedule 3.14 — Intellectual Property
Schedule 3.16 — Environmental Matters
Schedule 3.17 — Insurance
Schedule 3.18 — Deposit and Disbursement Accounts
Schedule 3.19 — Intentionally Deleted
Schedule 3.21 — Agreements and Other Documents
Schedule 3.23 — Subordinated Debt
Schedule 5.1 — Maintenance of Existence and Conduct of Business
Schedule 5.2(1) — Contested Charges
Schedule 6.3 — Indebtedness; Unfunded Pension and Benefit Plan Obligations
Schedule 6.4 — Affiliate Transactions and Employee Loans
Schedule 6.7 — Liens
Exhibit 1.1(1)(a)
FORM OF NOTICE OF REVOLVING CREDIT ADVANCE
Exhibit 1.1(1)(b)
FORM OF REVOLVING NOTE
Exhibit 1.4(2)
FORM OF PIK NOTE
Exhibit 9.1(a)
ASSIGNMENT AGREEMENT
SCHEDULE 1.1 TO ASSIGNMENT AGREEMENT